                                               File Numbers 2-96990 and 811-4279

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment Number

                                                     ----
                     Post-Effective Amendment Number  17
                                                     ----

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment Number  15
                                              ----

                             ---------------------


                            Advantus Series Fund, Inc.
         Effective May 1, 1997 name will be Advantus Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Address of Principal Executive Offices)
                                 (612) 665-3500
                       After July 1, 1998: (651) 665-3500
              (Registrant's Telephone Number, Including Area Code)

                             ----------------------

     Donald F. Gruber, Esq.                              Copy to:
            Secretary                              J. Sumner Jones, Esq.
    Advantus Series Fund, Inc.                       Jones & Blouch L.L.P.
     400 Robert Street North                1025 Thomas Jefferson Street, N.W.
 St. Paul, Minnesota  55101-2098                      Suite 405 West
                                                  Washington, D.C.  20007

                             ----------------------

IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)


        immediately upon filing pursuant to paragraph (b)
    ---
        on (date) pursuant to paragraph (b) of Rule 485
    ---
        60 days after filing pursuant to paragraph (a)(1)
    ---
        on (date) pursuant to paragraph (a)(1)
    ---
        75 days after filing pursuant to paragraph (a)(2)
    ---
     X  on May 1, 1998 pursuant to paragraph (a)(2) of Rule 485.
    ---


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.


TITLE OF SECURITIES BEING REGISTERED:

    Common shares, Series A through T and Series V, Par Value $.01 Per Share

                            Advantus Series Fund, Inc.
             Cross Reference Sheet for Items required by Rule 495


N-1A Item of Part A          Caption in Prospectus
-------------------          ---------------------
        1                    Cover Page

        2                    Not Applicable

        3                    Financial Highlights; Performance Data

        4 The Fund; Investment Objectives, Policies and Risks; Other Investment Practices; Investment Restrictions

        5                    The Fund and Its Management; Investment Adviser;
                             Manager of Managers Strategy; Investment
                             Sub-Advisers

        6                    The Fund and Its Management; Dividends
                             and Distributions

        7                    Purchase and Redemption of Shares

        8                    Purchase and Redemption of Shares

        9                    Not Applicable

N-1A Item of Part B          Caption in Statement of Additional Information
-------------------          ----------------------------------------------

        10                   Cover Page

        11                   Table of Contents

        12                   The Fund

        13                   Investment Objectives and Policies; Investment
                             Restrictions

        14                   Directors and Executive Officers

        15                   The Fund

        16                   Investment Advisory and Other Services

        17                   Portfolio Transactions and Allocation of Brokerage

        18                   Fund Shares and Voting Rights

        19                   Purchase and Redemption of Shares; Net Asset
                             Value

        20                   Taxes

        21                   Purchase and Redemption of Shares

        22                   Performance Data

        23                   Independent Auditors

                    PART A.  INFORMATION REQUIRED IN A PROSPECTUS
                             -------------------------------------

Prospectus Dated May 1, 1998

--------------------------------------------------------------------------------
ADVANTUS SERIES FUND, INC.
---------------------------------

400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101 - 1-800-443-3677
--------------------------------------------------------------------------------

                                                                               -

  Advantus Series Fund, Inc. (the "Fund") is a Minnesota corporation, each of whose portfolios (except for the Global Bond Portfolio) is operated as a diversified, open-end management investment company. The Global Bond Portfolio is operated as a non-diversified, open-end management investment company. The Fund provides for a range of investment objectives through twenty-one separate investment portfolios: the Growth Portfolio, the Bond Portfolio, the Money Market Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, four Maturing Government Fund Portfolios, maturing respectively, 1998, 2002, 2006 and 2010, the Value Stock Portfolio, the Small Company Value Portfolio, the Global Bond Portfolio, the Index 400 Mid-Cap Portfolio, the Micro-Cap Value Portfolio, the Macro-Cap Value Portfolio, the Micro-Cap Growth Portfolio and the Real Estate Securities Portfolio (herein referred to as "Portfolios"). A separate series of the Fund's common stock is issued for each Portfolio.


  Shares of the Fund are not offered directly to the public. They are sold to The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") in connection with its variable life insurance policies and variable annuity contracts. The Fund will also be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of Minnesota Mutual which is domiciled in the state of New York.

  The investment objectives and certain policies and risks associated with the Portfolios are as follows:
        The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in investment selection, is a secondary objective. In pursuit of these objectives the Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
        The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. In pursuit of these objectives the Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
        The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. In pursuit of this objective the Money Market Portfolio will follow a policy of investing in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. In pursuit of this objective the Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds, mortgage-related securities and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities, and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
        The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will invest primarily in a diversified portfolio of mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates. In addition, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase during periods of declining interest rates, and such prepayments must be reinvested at the then prevailing lower interest rates.

                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The Index 500 Portfolio seeks to provide investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "S&P 500 Index"). All common stocks, including those in the S&P 500 Index, involve greater investment risk than debt securities. The fact that a stock has been included in the S&P 500 Index affords no assurance against declines in the price or yield performance of that stock. The inclusion of a stock in the S&P 500 Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.

        The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
        The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
        The Small Company Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Dividend income will be incidental to the investment objective for this Portfolio.
        The Maturing Government Bond Portfolios seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective each of the Maturing Government Bond Portfolios seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 1998, 2002, 2006 and 2010, respectively.
        The Value Stock Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.
        The Small Company Value Portfolio seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.

        The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. Prior to May 1, 1998, this Portfolio was known as the International Bond Portfolio.


        The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (the "S&P 400 Index"). The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the S&P 400 Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the S&P 400 Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.


        The Micro-Cap Value Portfolio seeks capital appreciation. The Portfolio will pursue its objective by investing in a diversified portfolio of securities that the sub-adviser believes to be undervalued. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million. This Portfolio of the Fund is not currently available. The Portfolio will not be available until such time as the investment adviser for the Fund completes arrangements for investment management services.

        The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of the universe of large-sized U.S. companies.
        The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.

        The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard & Poor's Corporation 500 Composite Stock Price Index.

  There is no assurance that the investment objectives of any of the Fund's Portfolios will be realized. See "Investment Objectives, Policies and Risks" on page 21.

  This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1998, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing the Fund at its principal office at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098 or by calling (612) 665-3500; after July 1, 1998, (651) 665-3500.

--------------------------------------------------------------------------------

                                                                               -
TABLE OF
CONTENTS
------------


FINANCIAL HIGHLIGHTS......................................................     5

PERFORMANCE DATA..........................................................    19

THE FUND..................................................................    20

INVESTMENT OBJECTIVES, POLICIES AND RISKS.................................    21
    GROWTH PORTFOLIO......................................................    22
    BOND PORTFOLIO........................................................    22
    MONEY MARKET PORTFOLIO................................................    24
    ASSET ALLOCATION PORTFOLIO............................................    26
    MORTGAGE SECURITIES PORTFOLIO.........................................    26
    INDEX 500 PORTFOLIO...................................................    30
    CAPITAL APPRECIATION PORTFOLIO........................................    31
    INTERNATIONAL STOCK PORTFOLIO.........................................    32
    SMALL COMPANY PORTFOLIO...............................................    35
    MATURING GOVERNMENT BOND PORTFOLIOS...................................    36
    VALUE STOCK PORTFOLIO.................................................    38
    SMALL COMPANY VALUE PORTFOLIO.........................................    39
    GLOBAL BOND PORTFOLIO.................................................    42
    INDEX 400 MID-CAP PORTFOLIO...........................................    49
    MICRO-CAP VALUE PORTFOLIO.............................................    50
    MACRO-CAP VALUE PORTFOLIO.............................................    53
    MICRO-CAP GROWTH PORTFOLIO............................................    55
    REAL ESTATE SECURITIES PORTFOLIO......................................    57

OTHER INVESTMENT PRACTICES................................................    58

INVESTMENT RESTRICTIONS...................................................    64

THE FUND AND ITS MANAGEMENT...............................................    65

INVESTMENT ADVISER........................................................    65

MANAGER OF MANAGERS STRATEGY..............................................    69

INVESTMENT SUB-ADVISERS...................................................    69

PURCHASE AND REDEMPTION OF SHARES.........................................    70

DIVIDENDS AND DISTRIBUTIONS...............................................    71

TAXES.....................................................................    71

CUSTODIANS................................................................    71

THE STANDARD & POOR'S LICENSE.............................................    72

APPENDIX A................................................................    73


  No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

FINANCIAL HIGHLIGHTS


    The following tables, for each Portfolio, which show certain per share data for a share of capital stock outstanding during the periods and selected information for each period, have been audited by KPMG Peat Marwick LLP, independent auditors, as set forth in their report appearing in the Fund's Annual Report to Shareholders for the year ended December 31, 1997, which has been incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the audited financial statements contained in the Fund's Annual Report and incorporated by reference in the Statement of Additional Information.


GROWTH PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                            1997     1996(d)     1995       1994       1993       1992      1991      1990     1989     1988
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
Net asset value,
  beginning of year......              $2.210     $1.866     $1.912     $1.889    $1.864    $1.391    $1.406   $1.149   $1.017
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
Income from investment
  operations:
    Net investment
      income.............                .022       .021       .019       .020      .026      .031      .010     .028     .032
    Net gains or losses
      on securities (both
      realized and
      unrealized)........                .325       .416      (.005)      .063      .060      .442     (.007)    .271     .129
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
        Total from
           investment
           operations....                .347       .437       .014       .083      .086      .473      .003     .299     .161
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
Less distributions:
    Dividends from net
      investment
      income.............               (.021)     (.020)     (.020)     (.027)    (.031)       --     (.012)   (.030)   (.029)
    Distributions from
      capital gains......               (.193)     (.073)     (.040)     (.033)    (.030)       --     (.006)   (.012)      --
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
        Total
         distributions...               (.214)     (.093)     (.060)     (.060)    (.061)       --     (.018)   (.042)   (.029)
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
Net asset value, end of
  year...................              $2.343     $2.210     $1.866     $1.912    $1.889    $1.864    $1.391   $1.406   $1.149
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
                          --------  ---------  ---------  ---------  ---------  --------  --------  --------  -------  -------
Total return (a).........                17.2%      24.3%        .8%       4.7%      4.8%     34.1%       .2%    26.0%    15.9%
Net assets, end of year
  (in thousands).........           $ 248,465  $ 201,678  $ 157,369  $ 125,745  $ 99,128  $ 75,518  $ 51,485  $ 7,809  $ 3,996
Ratio of expenses to
  average daily net
  assets (b).............                 .59%       .55%       .56%       .58%      .58%      .63%      .65%     .65%     .65%
Ratio of net investment
  income to average daily
  net assets (b).........                1.04%      1.04%      1.22%      1.21%     1.72%     2.11%     2.70%    2.74%    3.05%
Portfolio turnover rate
  (excluding short-term
  securities)............               154.7%      91.9%      42.0%      51.0%     22.4%     15.7%     19.2%    32.4%    34.1%
Average commission rate
  on stock
  transactions (c).......           $   .0617        N/A        N/A        N/A       N/A       N/A       N/A      N/A      N/A

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $293, $6,738, $11,045 and $9,202 in expenses for the years ended December 31, 1990, 1989, 1988 and 1987, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .65%, .76%, .95% and 1.00%, respectively, and the ratio of net investment income to average daily net assets would have been 2.70%, 2.63%, 2.75% and 2.25%, respectively.
(c) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the number of related shares purchased and sold.
(d) On October 1, 1996, the Portfolio entered into a new sub-advisory agreement with Voyageur Fund Managers, Inc. to perform sub-advisory services for the Portfolio.

BOND PORTFOLIO


                                                                    YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------------------------------
                                 1997      1996       1995       1994       1993      1992      1991     1990     1989     1988
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
Net asset value, beginning of
  year........................              $1.332     $1.157    $1.300     $1.258    $1.264    $1.075   $1.080   $1.026   $1.027
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
Income from investment
  operations:
    Net investment income.....                .068       .074      .042       .051      .053      .078     .083     .077     .073
    Net gains or losses on
      securities (both
      realized and
      unrealized).............               (.034)      .147     (.100)      .074      .024      .111    (.005)    .053    (.001)
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
        Total from investment
           operations.........                .034       .221     (.058)      .125      .077      .189     .078     .130     .072
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
Less distributions:
    Dividends from net
      investment income.......               (.070)     (.046)    (.052)     (.058)    (.069)       --    (.083)   (.076)   (.073)
    Distributions from capital
      gains...................               (.013)        --     (.033)     (.025)    (.014)       --       --       --       --
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
        Total distributions...               (.083)     (.046)    (.085)     (.083)    (.083)       --    (.083)   (.076)   (.073)
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
Net asset value, end of
  year........................              $1.283     $1.332    $1.157     $1.300    $1.258    $1.264   $1.075   $1.080   $1.026
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
                               --------  ---------  ---------  --------   --------  --------  --------  -------  -------  -------
Total return (a)..............                 3.0%      19.8%     (4.6)%     10.3%      6.7%     17.6%     7.2%    12.7%     7.1%
Net assets, end of year (in
  thousands)..................           $ 125,886  $ 101,045  $ 74,679   $ 43,927  $ 24,914  $ 13,088  $ 9,325  $ 6,080  $ 3,284
Ratio of expenses to average
  daily net assets (b)........                 .56%       .58%      .61%       .64%      .65%      .65%     .65%     .65%     .65%
Ratio of net investment income
  to average daily net
  assets (b)..................                6.36%      6.57%     6.12%      5.57%     6.56%     7.79%    8.29%    9.15%    7.88%
Portfolio turnover rate
  (excluding short-term
  securities).................               154.0%     205.4%    166.2%     166.8%    140.2%     93.8%    77.7%   117.7%   210.3%

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $12,179, $13,182, $5,834, $6,951, $9,621 and $6,676 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and 1987, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .72%, .78%, .72%, .80%, .98% and .94%, respectively, and the ratio of net investment income to average daily net assets would have been 6.49%, 7.66%, 8.22%, 9.00%, 7.55% and 7.37%, respectively.

MONEY MARKET PORTFOLIO


                                                             YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------------
                            1997      1996      1995      1994      1993     1992     1991     1990     1989     1988
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Net asset value,
  beginning of year......             $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Income from investment
  operations:
    Net investment
      income.............               .048      .053      .036      .027     .032     .053     .075     .082     .064
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
        Total from
           investment
           operations....               .048      .053      .036      .027     .032     .053     .075     .082     .064
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Less distributions:
    Dividends from net
      investment
      income.............              (.048)    (.053)    (.036)    (.027)   (.032)   (.053)   (.075)   (.082)   (.064)
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
        Total
         distributions...              (.048)    (.053)    (.036)    (.027)   (.032)   (.053)   (.075)   (.082)   (.064)
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Net asset value, end of
  year...................             $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
                          --------  --------  --------  --------  --------  -------  -------  -------  -------  -------
Total return (a).........                4.9%      5.4%      4.2%      2.7%     3.2%     5.4%     7.7%     8.6%     6.6%
Net assets, end of year
  (in thousands).........           $ 51,461  $ 30,166  $ 23,107  $ 18,423  $13,591  $12,834  $ 9,555  $ 5,838  $ 2,471
Ratio of expenses to
  average daily net
  assets (b).............                .60%      .64%      .65%      .65%     .65%     .65%     .65%     .65%     .65%
Ratio of net investment
  income to average daily
  net assets (b).........               4.81%     5.29%     3.71%     2.65%    3.17%    5.26%    7.46%    8.22%    6.52%

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $13,734, $23,714, $20,913, $22,877, $14,752, $11,987, $11,919 and $10,690 in expenses for the years ended
     December 31, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987,
     respectively. Had the portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been .72%, .81%, .80%, .85%, .84%, .95%, 1.24% and 1.76%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64%, 2.49%, 3.02%, 5.06%, 7.27%, 7.92%, 5.93% and 4.37%, respectively.

ASSET ALLOCATION PORTFOLIO


                                                                  YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------------------------------
                            1997      1996       1995       1994        1993       1992       1991      1990      1989      1988
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
Net asset value,
  beginning of year......              $1.826     $1.524     $1.589      $1.574     $1.558    $1.209    $1.232    $1.101    $1.046
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
Income from investment
  operations:
    Net investment
      income.............                .052       .061       .047        .030       .034      .047      .061      .066      .059
    Net gains or losses
      on securities (both
      realized and
      unrealized)........                .155       .308      (.069)       .066       .070      .302     (.017)     .156      .056
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
        Total from
           investment
           operations....                .207       .369      (.022)       .096       .104      .349      .044      .222      .115
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
Less distributions:
    Dividends from net
      investment
      income.............               (.059)     (.049)     (.033)      (.037)     (.041)       --     (.063)    (.065)    (.060)
    Distributions from
      capital gains......               (.109)     (.018)     (.010)      (.044)     (.047)       --     (.004)    (.026)       --
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
        Total
         distributions...               (.168)     (.067)     (.043)      (.081)     (.088)       --     (.067)    (.091)    (.060)
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
Net asset value, end of
  year...................              $1.865     $1.826     $1.524      $1.589     $1.574    $1.558    $1.209    $1.232    $1.101
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
                          --------  ---------  ---------  ---------   ---------  ---------  --------  --------  --------  --------
Total return (a).........                12.5%      25.0%      (1.4)%       6.5%       7.3%     28.9%      3.6%     20.2%     11.1%
Net assets, end of year
  (in thousands).........           $ 414,709  $ 349,010  $ 272,629   $ 250,011  $ 150,998  $ 68,592  $ 35,455  $ 22,205  $ 15,161
Ratio of expenses to
  average daily net
  assets (b).............                 .54%       .55%       .56%        .57%       .60%      .62%      .65%      .65%      .65%
Ratio of net investment
  income to average daily
  net assets (b).........                3.09%      3.75%      3.31%       2.63%      3.68%     4.50%     5.71%     6.23%     5.75%
Portfolio turnover rate
  (excluding short-term
  securities)............               120.1%     157.0%     123.6%       85.7%     106.5%     78.6%     67.2%     93.0%    190.2%
Average commission rate
  on stock transactions
  (c)....................           $   .0692        N/A        N/A         N/A        N/A       N/A       N/A       N/A       N/A

---------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Mutual voluntarily absorbed $2,078, $13,305 and $3,453 in expenses for the years ended December 31, 1989, 1988 and 1987, respectively. Had the portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .66%, .74% and .69%, respectively, and the ratio of net investment income to average daily net assets would have been 6.22%, 5.66% and 4.82%, respectively.
(c) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

MORTGAGE SECURITIES PORTFOLIO


                                                               YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------------
                            1997      1996      1995      1994       1993      1992      1991      1990     1989     1988
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
Net asset value,
  beginning of period....             $1.207    $1.098    $1.218     $1.185    $1.196    $1.029    $1.018    $.976    $.979
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
Income from investment
  operations:
    Net investment
      income.............               .076      .081      .074       .054      .045      .069      .086     .084     .086
    Net gains or losses
      on securities (both
      realized and
      unrealized)........              (.020)     .107     (.115)      .052      .024      .098      .011     .047    (.002)
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
        Total from
           investment
           operations....               .058      .188     (.041)      .106      .069      .167      .097     .131     .084
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
Less distributions:
    Dividends from net
      investment
      income.............              (.078)    (.079)    (.054)     (.055)    (.056)       --     (.085)   (.084)   (.087)
    Distributions from
      capital gains......                 --        --     (.025)     (.018)    (.024)       --     (.001)   (.005)      --
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
        Total
         distributions...              (.078)    (.079)    (.079)     (.073)    (.080)       --     (.086)   (.089)   (.087)
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
Net asset value, end of
  period.................             $1.187    $1.207    $1.098     $1.218    $1.185    $1.196    $1.029   $1.018    $.976
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
                          --------  --------  --------  --------   --------  --------  --------  --------  -------  -------
Total return (b).........                5.3%     18.0%     (3.4)%      9.3%      6.4%     16.3%      9.4%    13.5%     8.6%
Net assets, end of period
  (in thousands).........           $ 75,992  $ 69,746  $ 59,666   $ 63,902  $ 37,011  $ 16,520  $ 12,124  $ 8,172  $ 6,002
Ratio of expenses to
  average daily net
  assets (c).............                .58%      .58%      .60%       .63%      .65%      .65%      .65%     .65%     .65%
Ratio of net investment
  income to average daily
  net assets (c).........               6.94%     7.09%     6.55%      5.87%     6.64%     8.02%     8.80%    8.84%    8.83%
Portfolio turnover rate
  (excluding short-term
  securities)............               70.0%    133.7%    197.3%     138.4%     96.2%    112.0%      5.2%    51.7%    10.1%

---------
(a) The inception of the Portfolio was April 28, 1987. However, operations did not commence until May 1, 1987 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $10,341, $16,372, $3,492, $3,393, $6,738 and $1,757 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and the period ended December 31, 1987, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .69%, .79%, .68%, .69%, .76% and .71%, respectively, and the ratio of net investment income to average daily net assets would have been 6.60%, 7.88%, 8.77%, 8.80%, 8.72% and 8.65%, respectively.
(d) Total return is presented for the period from May 1, 1987, commencement of operations, to December 31, 1987.
(e)  Adjusted to an annual basis.

INDEX 500 PORTFOLIO


                                                                YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                            1997      1996       1995       1994      1993      1992      1991      1990       1989     1988
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
Net asset value,
  beginning of period....              $2.023     $1.518    $1.532    $1.428    $1.454    $1.120    $1.204      $.950    $.853
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
Income from investment
  operations:
    Net investment
      income.............                .031       .031      .029      .026      .024      .034      .032       .026     .035
    Net gains or losses
      on securities (both
      realized and
      unrealized)........                .400       .517     (.012)     .110      .073      .300     (.080)      .262     .103
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
        Total from
           investment
           operations....                .431       .548      .017      .136      .097      .334     (.048)      .288     .138
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
Less distributions:
    Dividends from net
      investment
      income.............               (.030)     (.031)    (.026)    (.025)    (.032)       --     (.035)     (.024)   (.036)
    Distributions from
      capital gains......               (.015)     (.012)    (.005)    (.007)    (.091)       --     (.001)     (.010)   (.005)
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
        Total
         distributions...               (.045)     (.043)    (.031)    (.032)    (.123)       --     (.036)     (.034)   (.041)
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
Net asset value, end of
  period.................              $2.409     $2.023    $1.518    $1.532    $1.428    $1.454    $1.120     $1.204    $.950
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
                          --------  ---------  ---------  --------  --------  --------  --------  --------   --------  -------
Total return (b).........                21.6%      36.8%      1.2%      9.8%      7.4%     29.8%     (3.9)%     30.7%    16.0%
Net assets, end of period
  (in thousands).........           $ 204,395  $ 123,999  $ 73,432  $ 56,209  $ 35,620  $ 20,999  $ 18,204   $ 14,002  $ 6,225
Ratio of expenses to
  average daily net
  assets (c).............                 .45%       .47%      .50%      .55%      .55%      .55%      .55%       .55%     .55%
Ratio of net investment
  income to average daily
  net assets (c).........                1.77%      2.08%     2.34%     2.27%     2.42%     2.70%     3.16%      3.09%    4.06%
Portfolio turnover rate
  (excluding short-term
  securities)............                15.2%       4.8%      5.9%      4.8%      6.1%     26.4%      4.3%       8.8%     8.0%
Average commission rate
  on stock transactions
  (f)....................           $   .0429        N/A       N/A       N/A       N/A       N/A       N/A        N/A      N/A

---------
(a) The inception of the Portfolio was April 28, 1987. However, operations did not commence until May 1, 1987 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $7,228, $13,123, $3,284, $6,269, $8,068 and $5,831 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and the period ended December 31, 1987, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .58%, .62%, .57%, .61%, .69% and .74%, respectively, and the ratio of net investment income to average daily net assets would have been 2.39%, 2.63%, 3.14%, 3.03%, 3.92% and 3.36%, respectively.
(d) Total return is presented for the period from May 1, 1987, commencement of operations, to December 31, 1987.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

CAPITAL APPRECIATION PORTFOLIO


                                                                  YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------------------
                            1997      1996        1995        1994        1993    1992 (b)    1991      1990      1989     1988
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
Net asset value,
  beginning of period....              $2.160      $1.808      $1.797     $1.682   $1.684     $1.198    $1.265     $.954    $.899
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
Income from investment
  operations:
    Net investment income
      (loss).............               (.002)      (.003)         --       .001     .004       .009      .010      .008     .006
    Net gains or losses
      on securities (both
      realized and
      unrealized)........                .374        .406        .039       .167     .078       .488     (.035)     .355     .063
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
        Total from
           investment
           operations....                .372        .403        .039       .168     .082       .497     (.025)     .363     .069
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
Less distributions:
    Dividends from net
      investment
      income.............                  --          --       (.002)     (.005)   (.009)     (.003)    (.009)    (.007)   (.006)
    Distributions from
      capital gains......               (.061)      (.051)      (.026)     (.048)   (.075)     (.008)    (.033)    (.045)   (.008)
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
        Total
         distributions...               (.061)      (.051)      (.028)     (.053)   (.084)     (.011)    (.042)    (.052)   (.014)
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
Net asset value, end of
  period.................              $2.471      $2.160      $1.808     $1.797   $1.682     $1.684    $1.198    $1.265    $.954
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
                          --------  ---------   ---------   ---------   --------  --------  --------  --------   -------  -------
Total return (c).........                17.6%       22.8%        2.3%      10.4%     5.0%      41.8%     (2.1)%    38.2%     7.8%
Net assets, end of period
  (in thousands).........           $ 214,468   $ 163,520   $ 115,607   $ 84,840  $52,365   $ 23,822  $ 10,241   $ 5,386  $ 2,184
Ratio of expenses to
  average daily net
  assets (d).............                 .85%        .80%        .83%       .86%     .90%       .90%      .90%      .90%     .90%
Ratio of net investment
  income to average daily
  net assets (d).........                (.09)%      (.15)%      (.09)%      .12%     .42%       .92%     1.15%     1.03%     .91%
Portfolio turnover rate
  (excluding short-term
  securities)............                62.9%       51.1%       68.4%      95.9%   138.8%      70.5%     57.9%     89.1%   103.0%
Average commission rate
  on stock transactions
  (g)....................           $   .0625         N/A         N/A        N/A      N/A        N/A       N/A       N/A      N/A

---------
(a) The inception of the Portfolio was April 28, 1987. However, operations did not commence until May 1, 1987 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) On October 1, 1992, the portfolio entered into a new sub-advisory agreement with Winslow Capital Management, Inc. to perform sub-advisory services for the Portfolio. Prior to October 1, 1992, the portfolio had a sub-advisory agreement with Alliance Capital Management L.P. for sub-advisory services.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(d) Minnesota Mutual voluntarily absorbed $16,612, $15,552, $7,786, $8,899, $12,636 and $7,450 in expenses for the years ended December 31, 1992, 1991, 1990, 1989, 1988 and the period ended December 31, 1987, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .94%, 1.00%, 1.00%, 1.14%, 1.62% and 1.96%, respectively, and the ratio of net investment income to average daily net assets would have been .38%, .82%, 1.05%, .79%, .19% and .13%, respectively.
(e) Total return is presented for the period from May 1, 1987, commencement of operations, to December 31, 1987.
(f)  Adjusted to an annual basis.
(g) Beginning in 1996, the Portfolio is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INTERNATIONAL STOCK PORTFOLIO


                                                                                                               PERIOD FROM
                                                                                                                  MAY 1,
                                                                    YEAR ENDED DECEMBER 31,                    1992 (a) TO
                                                    -------------------------------------------------------    DECEMBER 31,
                                                      1997       1996        1995        1994        1993          1992
                                                    --------   ---------   ---------   ---------   --------   --------------
Net asset value, beginning of period..............             $   1.410   $   1.235   $   1.310   $   .919     $ 1.000
                                                    --------   ---------   ---------   ---------   --------      ------
Income from investment operations:
    Net investment income.........................                  .030        .033        .011       .016        .010
    Net gains or losses on securities (both
      realized and unrealized)....................                  .238        .142       (.015)      .389       (.077)
                                                    --------   ---------   ---------   ---------   --------      ------
        Total from investment operations..........                  .268        .175       (.004)      .405       (.067)
                                                    --------   ---------   ---------   ---------   --------      ------
Less distributions:
    Dividends from net investment income..........                 (.039)         --       (.029)     (.007)      (.010)
    Excess distributions of net investment
      income......................................                    --          --          --         --       (.002)
    Tax return of capital.........................                    --          --       (.001)        --          --
    Distributions from capital gains..............                 (.042)         --       (.041)     (.007)         --
    Excess distributions of net realized gains....                    --          --          --         --       (.002)
                                                    --------   ---------   ---------   ---------   --------      ------
        Total distributions.......................                 (.081)         --       (.071)     (.014)      (.014)
                                                    --------   ---------   ---------   ---------   --------      ------
Net asset value, end of period....................                $1.597      $1.410      $1.235     $1.310       $.919
                                                    --------   ---------   ---------   ---------   --------      ------
                                                    --------   ---------   ---------   ---------   --------      ------
Total return (b)..................................                  19.8%       14.2%        (.3)%     44.2%       (6.8)%(d)
Net assets, end of period (in thousands)..........             $ 213,608   $ 140,770   $ 107,490   $ 61,106     $17,401
Ratio of expenses to average daily net
  assets (c)......................................                  1.06%       1.04%       1.24%      1.55%       2.00%(e)
Ratio of net investment income to average daily
  net assets (c)..................................                  2.53%       2.69%       1.68%      1.04%       2.10%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................                  11.5%       20.3%       12.9%      12.7%       11.7%
Average commission rate on stock
  transactions (f)................................                $.0160         N/A         N/A        N/A         N/A

---------
(a) The inception of the Portfolio was January 21, 1992. However, operations did not commence until May 1, 1992 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Minnesota Mutual voluntarily absorbed $8,450 in expenses for the period from May 1, 1992 to December 31, 1992. Had the Portfolio paid all fees and expenses the ratio of expenses to average daily net assets would have been 2.09% and the ratio of net investment income to average daily net assets would have been 2.01%.
(d) Total return presented for the period from May 1, 1992, commencement of operations, to December 31, 1992.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks during the period by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

SMALL COMPANY PORTFOLIO


                                                                                       PERIOD FROM
                                                                                          MAY 3,
                                                   YEAR ENDED DECEMBER 31,             1993 (a) TO
                                          ------------------------------------------   DECEMBER 31,
                                            1997       1996        1995       1994         1993
                                          --------   ---------   --------   --------   ------------
Net asset value, beginning of period....             $   1.602   $  1.226   $  1.157   $ 1.000
                                          --------   ---------   --------   --------    ------
Income from investment operations:
    Net investment income...............                  .004       .002       .002        --
    Net gains or losses on securities
     (both realized and unrealized).....                  .097       .392       .069      .173
                                          --------   ---------   --------   --------    ------
        Total from investment
           operations...................                  .101       .394       .071      .173
                                          --------   ---------   --------   --------    ------
Less distributions:
    Dividends from net investment
     income.............................                 (.004)     (.002)     (.002)       --
    Distributions from net realized
     gains..............................                 (.164)     (.016)        --     (.015)
    Excess distributions of net realized
     gains..............................                    --         --         --     (.001)
                                          --------   ---------   --------   --------    ------
        Total distributions.............                 (.168)     (.018)     (.002)    (.016)
                                          --------   ---------   --------   --------    ------
Net asset value, end of period..........                $1.535     $1.602     $1.226    $1.157
                                          --------   ---------   --------   --------    ------
                                          --------   ---------   --------   --------    ------
Total return (b)........................                   6.5%      32.1%       6.2%     17.4%(c)
Net assets, end of period (in
  thousands)............................             $ 144,544   $ 98,895   $ 51,105   $13,043
Ratio of expenses to average daily net
  assets (d)............................                   .81%       .84%       .89%      .90%(e)
Ratio of net investment income (loss) to
  average daily net assets (d)..........                   .24%       .15%       .24%     (.02)%(e)
Portfolio turnover rate (excluding
  short-term securities)................                  74.4%      61.3%      28.1%     34.9%
Average commission rate on stock
  transactions (f)......................                $.1045        N/A        N/A       N/A

---------
(a) The inception of the Portfolio was January 26, 1993. However, operations did not commence until May 3, 1993 when the shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return presented for the period from May 3, 1993, commencement of operations, to December 31, 1993.
(d) Minnesota Mutual voluntarily absorbed $9,532 and $30,330 in expenses for the year ended December 31, 1994 and the period from May 3, 1993 to December 31, 1993. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .92% and 1.58%, respectively and the ratio of net investment income (loss) to average daily net assets would have been .21% and (.70)%, respectively.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks during the period by the total number of related shares purchased and sold.

MATURING GOVERNMENT BOND 1998 PORTFOLIO


                                                                                   PERIOD FROM
                                                                                     MAY 2,
                                                      YEAR ENDED DECEMBER 31,      1994 (a) TO
                                                    ---------------------------   DECEMBER 31,
                                                     1997      1996      1995         1994
                                                    -------   -------   -------   -------------
Net asset value, beginning of period..............            $ 1.038   $  .945     $ .989
                                                    -------   -------   -------     ------
Income from investment operations:
    Net investment income.........................               .058      .059       .043
    Net gains or losses on securities (both
     realized and unrealized).....................              (.015)     .092      (.043)
                                                    -------   -------   -------     ------
        Total from investment operations..........               .043      .151         --
                                                    -------   -------   -------     ------
Less distributions:
    Dividends from net investment income..........              (.001)    (.058)     (.044)
    Distributions from capital gains..............                 --        --         --
                                                    -------   -------   -------     ------
        Total distributions.......................              (.001)    (.058)     (.044)
                                                    -------   -------   -------     ------
Net asset value, end of period....................             $1.080    $1.038      $.945
                                                    -------   -------   -------     ------
                                                    -------   -------   -------     ------
Total return (b)..................................                4.1%     16.0%        .1%(c)
Net assets, end of period (in thousands)..........             $6,099    $5,057     $3,402
Ratio of expenses to average daily net assets
  (d).............................................                .20%      .20%       .20%(e)
Ratio of net investment income to average daily
  net assets (d)..................................               6.19%     6.22%      6.45%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................               18.1%      9.0%        --

---------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $27,510, $22,794 and $21,714 in expenses for the years ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .72%, .72% and 1.12%, respectively, and the ratio of net investment income to average daily net assets would have been 5.67%, 5.70% and 5.53%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2002 PORTFOLIO


                                                                                   PERIOD FROM
                                                                                     MAY 2,
                                                      YEAR ENDED DECEMBER 31,      1994 (a) TO
                                                    ---------------------------   DECEMBER 31,
                                                     1997      1996      1995       1994 (a)
                                                    -------   -------   -------   -------------
Net asset value, beginning of period..............            $ 1.091   $  .932     $ .977
                                                    -------   -------   -------      -----
Income from investment operations:
    Net investment income.........................               .061      .072       .047
    Net gains or losses on securities (both
     realized and unrealized).....................              (.042)     .161      (.044)
                                                    -------   -------   -------      -----
        Total from investment operations..........               .019      .233       .003
                                                    -------   -------   -------      -----
Less distributions:
    Dividends from net investment income..........              (.061)    (.072)     (.048)
    Tax return of capital.........................                 --     (.002)        --
    Distributions from capital gains..............                 --        --         --
                                                    -------   -------   -------      -----
        Total distributions.......................              (.061)    (.074)     (.048)
                                                    -------   -------   -------      -----
Net asset value, end of period....................             $1.049    $1.091      $.932
                                                    -------   -------   -------      -----
                                                    -------   -------   -------      -----
Total return (b)..................................                1.7%     25.0%        .3%(c)
Net assets, end of period (in thousands)..........            $ 3,900   $ 3,049     $2,575
Ratio of expenses to average daily net assets
  (d).............................................                .20%      .20%       .20%(e)
Ratio of net investment income to average daily
  net assets (d)..................................               6.52%     6.52%      7.18%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................               21.9%       --       11.6%

---------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $31,158, $24,709 and $23,298 in expenses for the years ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.14%, 1.06% and 1.52%, respectively and the ratio of net investment income to average daily net assets would have been 5.58%, 5.66% and 5.86%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO


                                                                                   PERIOD FROM
                                                                                      MAY 2,
                                                      YEAR ENDED DECEMBER 31,      1994 (a) TO
                                                    ---------------------------    DECEMBER 31,
                                                     1997      1996      1995          1994
                                                    -------   -------   -------   --------------
Net asset value, beginning of period..............            $ 1.174   $  .923       $ .970
                                                    -------   -------   -------        -----
Income from investment operations:
    Net investment income.........................               .064      .069         .047
    Net gains or losses on securities (both
     realized and unrealized).....................              (.078)     .251        (.046)
                                                    -------   -------   -------        -----
        Total from investment operations..........              (.014)     .320         .001
                                                    -------   -------   -------        -----
Less distributions:
    Dividends from net investment income..........              (.064)    (.069)       (.048)
    Distributions from capital gains..............              (.002)       --           --
                                                    -------   -------   -------        -----
        Total distributions.......................              (.066)    (.069)       (.048)
                                                    -------   -------   -------        -----
Net asset value, end of period....................            $ 1.094   $ 1.174       $ .923
                                                    -------   -------   -------        -----
                                                    -------   -------   -------        -----
Total return (b)..................................               (1.2)%    34.7%          .1%(c)
Net assets, end of period (in thousands)..........            $ 3,095   $ 2,570       $1,860
Ratio of expenses to average daily net assets
  (d).............................................                .40%      .40%         .40%(e)
Ratio of net investment income to average daily
  net assets (d)..................................               6.43%     6.56%        7.45%(e)
Portfolio turnover rate (excluding short-term
  securities).....................................               25.7%     10.0%          --

---------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $31,536, $25,199 and $24,803 in expenses for the years ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.58%, 1.56% and 2.37%, respectively and the ratio of net investment income to average daily net assets would have been 5.25%, 5.40% and 5.48%, respectively.
(e)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO


                                                                                   PERIOD FROM
                                                                                     MAY 2,
                                                      YEAR ENDED DECEMBER 31,      1994 (a) TO
                                                    ---------------------------   DECEMBER 31,
                                                     1997      1996      1995         1994
                                                    -------   -------   -------   -------------
Net asset value, beginning of period..............            $ 1.214     $.910      $.962
                                                    -------   -------   -------     ------
Income from investment operations:
    Net investment income.........................               .049      .070       .049
    Net gains or losses on securities (both
     realized and unrealized).....................              (.090)     .304      (.052)
                                                    -------   -------   -------     ------
        Total from investment operations..........              (.041)     .374      (.003)
                                                    -------   -------   -------     ------
Less distributions:
    Dividends from net investment income..........              (.001)    (.070)     (.049)
    Distributions from capital gains..............                 --        --         --
                                                    -------   -------   -------     ------
        Total distributions.......................              (.001)    (.070)     (.049)
                                                    -------   -------   -------     ------
Net asset value, end of period....................            $ 1.172    $1.214      $.910
                                                    -------   -------   -------     ------
                                                    -------   -------   -------     ------
Total return (b)..................................               (3.4)%    41.2%       (.3)%(c)
Net assets, end of period (in thousands)..........            $ 2,813    $1,384     $1,071
Ratio of expenses to average daily net assets
 (d)..............................................                .40%      .40%       .40%(e)
Ratio of net investment income to average daily
 net assets (d)...................................               6.40%     6.58%      7.79%(e)
Portfolio turnover rate (excluding short-term
 securities)......................................               71.0%       --       14.5%

---------
(a) The inception of the Portfolio was November 9, 1993. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $33,042, $26,308 and $25,888 in expenses for the years ended December 31, 1996 and 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.18%, 2.68% and 4.01%, respectively and the ratio of net investment income to average daily net assets would have been 4.62%, 4.30% and 4.18%, respectively.
(e)  Adjusted to an annual basis.

VALUE STOCK PORTFOLIO


                                                                                        PERIOD FROM
                                                                                           MAY 2,
                                                        YEAR ENDED DECEMBER 31,         1994 (a) TO
                                                    -------------------------------     DECEMBER 31,
                                                      1997        1996       1995           1994
                                                    ---------   --------   --------   ----------------
Net asset value, beginning of period..............              $  1.312   $  1.044       $ 1.010
                                                    ---------   --------   --------        ------
Income from investment operations:
    Net investment income.........................                  .013       .010          .008
    Net gains or losses on securities (both
     realized and unrealized).....................                  .389       .331          .038
                                                    ---------   --------   --------        ------
        Total from investment operations..........                  .402       .341          .046
                                                    ---------   --------   --------        ------
Less distributions:
    Dividends from net investment income..........                 (.013)     (.010)        (.009)
    Distributions from capital gains..............                 (.110)     (.063)        (.003)
                                                    ---------   --------   --------        ------
        Total distributions.......................                 (.123)     (.073)        (.012)
                                                    ---------   --------   --------        ------
Net asset value, end of period....................              $  1.591     $1.312        $1.044
                                                    ---------   --------   --------        ------
                                                    ---------   --------   --------        ------
Total return (b)..................................                  31.0%      33.0%          4.6%(c)
Net assets, end of period (in thousands)..........              $ 97,187    $31,825        $8,771
Ratio of expenses to average daily net assets
 (d)..............................................                   .83%       .89%          .90%(e)
Ratio of net investment income to average daily
 net assets (d)...................................                  1.28%      1.25%         2.07%(e)
Portfolio turnover rate (excluding short-term
 securities)......................................                  88.6%     164.2%         49.5%
Average commission rate on stock
 transactions (f).................................              $  .0672        N/A           N/A

---------
(a) The inception of the Portfolio was January 18, 1994. However, operations did not commence until May 2, 1994 when shares of the portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(c) Total return is presented for the period from May 2, 1994, commencement of operations, to December 31, 1994.
(d) Minnesota Mutual voluntarily absorbed $11,610 and $22,503 in expenses for the year ended December 31, 1995 and the period from May 2, 1994 to December 31, 1994. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 1.19% and 1.41%, respectively.
(e)  Adjusted to an annual basis.
(f) Beginning in 1996, the Portfolio is required to disclose an average commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks during the period by the total number of related shares purchased and sold.

--------------------------------------------------------------------------------
PERFORMANCE
DATA
------------------------------------


                    From time to time the Fund may publish advertisements containing performance data relating to its Portfolios. In the case of the Money Market Portfolio, the Fund will publish yield or effective yield quotations for a seven-day or other specified period. In the case of Portfolios other than the Money Market Portfolio, the Fund may publish yield quotations for a recent 30-day period. The Fund may also publish, for all Portfolios, cumulative total return quotations for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. All quotations of 30-day yields and cumulative total returns will be accompanied by average annual total return quotations for periods of one, five and ten years, or if a Portfolio has not been in existence that long, for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Performance figures used by the Fund are based on historical information of the Portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. The various performance figures used in Fund advertisements are summarized below. More detailed information on the computations is set forth in the Statement of Additional Information.

  PERFORMANCE FIGURES OF THE FUND WILL NOT REFLECT CHARGES MADE PURSUANT TO THE TERMS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FUNDED BY SEPARATE ACCOUNTS THAT INVEST IN THE FUND'S SHARES. FUND PERFORMANCE INFORMATION WILL BE PRESENTED IN CONJUNCTION WITH PERFORMANCE INFORMATION ABOUT THOSE POLICIES OR CONTRACTS. PURCHASERS OF VARIABLE CONTRACTS ISSUED BY MINNESOTA MUTUAL SHOULD THEREFORE RECOGNIZE THAT THE YIELD, CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN ON THE SEPARATE ACCOUNT ASSETS RELATING TO SUCH A CONTRACT WHICH ARE INVESTED IN SHARES OF ANY OF THE FUND'S PORTFOLIOS WOULD BE LOWER THAN THE YIELD, CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF SUCH PORTFOLIO FOR THE SAME PERIOD.

  MONEY MARKET PORTFOLIO YIELD. Yield quotations for the Money Market Portfolio are based on the income generated by an investment in the portfolio over a specified period, usually seven days. The figures are "annualized," that is, the amount of income generated by the investment during the period is assumed to be generated over a 52-week period and is shown as a percentage of the investment. Effective yield quotations are calculated similarly, but when annualized the income earned by an investment in the portfolio is assumed to be reinvested. Effective yield quotations will be slightly higher than yield quotations because of the compounding effect of this assumed reinvestment. The yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31,
1997 were    % and    %, respectively. (See also, "Performance Data" in the
Statement of Additional Information.)


  YIELD QUOTATIONS FOR OTHER PORTFOLIOS. Yield figures may also be quoted for Portfolios other than the Money Market Portfolio. Yield figures will always be based on a 30-day period and will be determined by dividing the net investment income per share of the Portfolio during the period by the net asset value per share on the last day of the period. An annualized yield figure is computed on the assumption that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For purposes of the computation, net investment income is determined in accordance with rules prescribed by the Securities and Exchange Commission, and it may differ from the actual net investment income determined for the period under the Fund's accounting practices.

  TOTAL RETURN FIGURES. Cumulative total return figures may also be quoted for all Portfolios of the Fund. Cumulative total return is based on a hypothetical $1,000 investment in the Portfolio at the beginning of the advertised period, and is equal to the percentage change between the $1,000 net asset value of that investment at the beginning of the period and the net asset value of that investment at the end of the period with dividend and capital gain distributions treated as reinvested.

  All quotations of yields for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for periods of one, five and ten years, or if a Portfolio has not been in existence that long, for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures will show for the specified period the average annual rate of return required for an initial investment of $1,000 to equal the redemption value of that investment at the end of the period.

  PREDICTABILITY OF RETURN. For each of the Maturing Government Bond Portfolios, the Fund may calculate an anticipated growth rate (AGR) and an anticipated value at maturity (AVM) on any day on which the Fund values its securities. AGR is an estimate of the average annual total return that would be experienced by an investment maintained in the Portfolio from the date of initial purchase until the target maturity date, assuming no withdrawals or additional investments. AVM is the estimated value of such an investment at the target maturity date. AGR and AVM, like the Portfolios' historical total return data discussed above, do not reflect any loads or contract charges deducted from payments or from separate account assets. Daily calculations for each are necessary because (i) the AGR and AVM calculations assume, among other things, an expense ratio and portfolio composition that remains unchanged for the life of each such Portfolio to the target date at maturity, and (ii) such calculations are therefore meaningful as a measure of predictable return with respect to particular shares only if such shares are held to the applicable target maturity date and only with respect to shares purchased on the date of such calculations (the AGR and AVM applicable to shares purchased on any other date may be materially different). Those assumptions can only be hypothetical given that owners of shares have the option to purchase or redeem those shares on any business day, and will receive dividend and capital gain distributions through the receipt of additional shares. A number of factors in addition to shareholder activity can cause a Maturing Government Bond Portfolio's AGR and AVM to change from day to day. These include the adviser's efforts to improve total return through market opportunities, transaction costs, interest rate changes and other events that affect the market value of the investments held in each Maturing Government Bond Portfolio. Despite these factors, it is anticipated that if specific shares of a Maturing Government Bond Portfolio are held to the applicable target maturity date, then the AGR and AVM applicable to such shares (i.e., calculated as of the date of purchase of such shares) will vary from the actual return experienced by such shares within a narrow range.

  ADDITIONAL PERFORMANCE INFORMATION. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing the Fund at 400 Robert Street North, St. Paul, Minnesota 55101-2098, or by calling (612) 665-3500; after July 1, 1998,
(651) 665-3500.


--------------------------------------------------------------------------------
THE FUND
------------------------------------

               Advantus Series Fund, Inc., (the "Fund") is a diversified, open-end management investment company incorporated under Minnesota law on February 21, 1985. Prior to May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") has established certain separate accounts for the purpose of issuing variable annuity contracts and variable life insurance policies (collectively, the "Contracts"). The Fund serves as the underlying investment medium for amounts invested in the Contracts. The Fund will also be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of Minnesota Mutual which is domiciled in the state of New York. The Fund may be used for other purposes in the future.

  It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Minnesota Mutual nor the Fund currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. The costs of resolving any such material conflicts will be borne solely by Minnesota Mutual.

  The Fund is a series company, which means that it consists of several separate Portfolios, each with its own investment objectives. Currently, there are twenty-one such Portfolios: the Growth Portfolio, the Bond Portfolio, the Money Market Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, four Maturing Government Bond Portfolios (maturing respectively in 1998, 2002, 2006 and 2010), the Value Stock Portfolio, the Small Company Value Portfolio, the Global Bond Portfolio, the Index 400 Mid-Cap Portfolio, the Micro-Cap Value Portfolio, the Macro-Cap Value Portfolio, the Micro-Cap Growth Portfolio and the Real Estate Securities Portfolio. Each Portfolio issues a separate class of the Fund's common stock. The investment adviser of the Fund is Advantus Capital Management, Inc., a Minnesota corporation ("Advantus Capital").

  The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new sub-advisers or change the terms of existing sub-advisory agreements with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. Investors in the Fund (i.e., purchasers of the Contracts) are electing, in effect, to have Advantus Capital either manage the investment and reinvestment of a Portfolio's assets or select one or more sub-advisers best suited to achieve that Portfolio's investment objectives. The order does not, therefore, relieve Advantus Capital of ultimate responsibility for the investment performance of each Portfolio employing sub-advisers. See "Manager of Managers Strategy," below, for more information about the order and the conditions to which it is subject.


  Advantus Capital has entered into an investment sub-advisory agreement with Winslow Capital Management, Inc. ("Winslow Management"), a Minnesota corporation with principal offices in Minneapolis, Minnesota, under which Winslow Management serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio. Advantus Capital has entered into an investment sub-advisory agreement with Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida ("Templeton Cousel"), under which Templeton Counsel serves as investment sub-adviser to the Fund's International Stock Portfolio. Advantus Capital has entered into a sub-advisory agreement with Julius Baer Investment Management Inc. ("Julius Baer"), a Delaware corporation with primary offices in New York, New York, under which Julius Baer provides advisory services to the Global Bond Portfolio. Advantus Capital has entered into a sub-advisory agreement with J.P. Morgan Investment Management Inc. ("Morgan Investment"), a Delaware corporation with primary offices in New York, New York, under which Morgan Investment provides advisory services to the Macro-Cap Value Portfolio. Advantus Capital has entered into a sub-advisory agreement with Wall Street Associates ("Wall Street"), a California corporation with primary offices in La Jolla, California, under which Wall Street provides advisory services to the Micro-Cap Growth Portfolio.


  Minnesota Mutual is a mutual life insurance company which is domiciled in Minnesota and authorized to do business in 49 states. The Fund will also sell its shares to separate accounts of Northstar Life Insurance Company, a wholly-owned subsidiary of Minnesota Mutual which is domiciled in the state of New York. Fund shares are not offered directly to and may not be purchased directly by members of the public. Consequently, the terms "shareholder" and "shareholders" in this Prospectus refer to these separate accounts.

  The value of certain benefits under the Contracts will vary with the investment performance of the Fund's Portfolios. Because contract owners will allocate their investments among the Portfolios of the Fund, in response to or in anticipation of changes in market or economic conditions, prospective purchasers should carefully consider the information about the Fund and its Portfolios presented in this Prospectus prior to purchasing such a Contract.

--------------------------------------------------------------------------------
INVESTMENT
OBJECTIVES,
POLICIES AND RISKS
------------------------------------


                           Each Portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of a security to changes and conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates.

  The investment objective, certain policies and risks associated with each Portfolio are as described below. The investment policies of the Fund set forth in this Prospectus and in the Statement of Additional Information may be changed without shareholder approval except that the investment objectives of a Portfolio as set forth in this Prospectus are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.

--------------------------------------------------------------------------------
GROWTH                                                                         -
PORTFOLIO
           The investment objective of the Growth Portfolio is to seek the long-term accumulation of capital. Current income, while a factor in investment selection, is a secondary objective. In pursuit of these objectives the Growth Portfolio will follow a policy of investing primarily in common stocks and other equity securities. Such investments involve greater investment risk than fixed income securities.
  The Portfolio's growth approach is based on sound fundamental investment analysis in which individual stock selection is critical. Thus, the Portfolio's holdings are selected on the basis of a fundamental analysis which seeks to identify sound companies whose stock prices, in the opinion of Advantus Capital, do not reflect their long-term growth potential.
  Generally, the Portfolio invests in companies with strong long-term outlooks. These quality issues are emphasized as a way to protect against downside risk inherent in the stock market. However, the Portfolio may also seek to achieve its objective by investing in companies which, in Advantus Capital's judgment, have temporarily undervalued securities, or, because of new management, products or markets or other factors, show promise of substantially improved results.
  The assets of the Portfolio usually will be invested in a diversified portfolio of equity securities, mainly common stocks, across all industry sectors. Changes in investments will be made from time to time to take into account changes in the outlook for particular industries or companies and in the general level of common stock prices. The purchase of common stocks may occur in rising or declining markets.
  The Portfolio will typically maintain a fully invested position, but when economic conditions or general levels of common stock prices are such that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, the Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including United States Government securities, or may hold its assets in cash. Those investments may, or may not, be convertible into stock. The Portfolio may also temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.

  FOREIGN SECURITIES. The Portfolio may invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitations.) See "Other Investment Practices--Foreign Securities" for a discussion of the risks associated with such securities.


--------------------------------------------------------------------------------
BOND                                                                           -
PORTFOLIO
           The investment objective of the Bond Portfolio is to seek as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. In pursuit of these objectives, the Bond Portfolio will follow a policy of investing primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
  The Fund anticipates that under normal circumstances at least 75% of the Portfolio's assets, exclusive of cash items which may include commercial paper, certificates of deposit and United States Treasury obligations not exceeding one year in maturity, will be invested in one or more of the following types of securities:


- Corporate debt securities which at the time of purchase are rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or any other independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. To the extent that the Portfolio invests in bonds in the lowest of such four grades (i.e., in bonds rated BBB or Baa by S&P or Moody's, respectively) it will be investing in bonds which may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in such bonds than is the case with higher grade bonds. See "Other Investment Practices--Debt Securities" for further discussion of these instruments. If, after acquisition, a bond is downgraded by the rating agencies to a rating lower than BBB or Baa by S&P or Moody's, respectively, it is the Fund's general policy to dispose of such downgraded securities. See "Debt Securities and

   Down-Graded Instruments" in the Statement of Additional Information.


- Debt securities of, or guaranteed by, the United States Government, its agencies or instrumentalities. (Purchases of United States Treasury obligations of all maturities will be limited in accordance with the diversification regulations issued under Section 817(h) of the Internal Revenue Code.)
  The balance of the Portfolio's assets, exclusive of cash items, may be invested in other fixed income investments not described above including corporate debt securities or preferred stocks which in either case may or may not be convertible. It is not expected that the Portfolio will invest in common stocks, rights to acquire common stocks or other equity securities, but it may retain for reasonable periods of time up to five percent of its total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities.

  The Portfolio may also invest up to 5% of its net assets in corporate bonds and mortgage-backed securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio's investment adviser. See "Other Investment Practices--Low Rated Securities" for a discussion of the risks associated with such securities.


  The Portfolio may purchase other investment grade (i.e., BBB or higher) mortgage-backed securities issued by government entities (some of which may be U.S. Government agency issued or guaranteed debt securities of the types described above) and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. See the discussion under "Mortgage Securities Portfolio," below, for further information regarding these securities and the risks associated with them.


  The Portfolio may also invest in collateralized mortgage obligations ("CMOs") of the type eligible for purchase by the Mortgage Securities Portfolio, including "accrual" or "Z" bond types of CMOs (a CMO tranche which is not entitled to receive cash payments until one or more other tranches have been paid in full); inverse or reverse floating CMOs (a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable interest rate index); and "interest only" or "principal only" stripped mortgage-backed securities. See the discussion of CMOs and stripped mortgage-backed securities, and the risks associated therewith, under the caption "Mortgage Securities Portfolio," below.

  The Portfolio may also purchase asset-backed securities, which usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
  Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
  Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
  To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

  The Portfolio may also purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. See "Other Investment Practices--When-Issued Securities" and "Other Investment Practices--Mortgage Dollar Rolls" for further information regarding these investment practices.

  The Portfolio may invest in debt securities issued by foreign governments and companies, provided that such securities are U.S. dollar-denominated and publicly-traded in the United States. Such securities do not present the same currency risks as securities traded outside the United States and denominated in a foreign currency. Investing in securities of foreign issuers may, nonetheless, result in greater risk than that incurred in investing in securities of domestic issuers. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to United States Government securities laws, and may not have been prepared in accordance with generally accepted account principles.
  It is expected that the Bond Portfolio will invest in debt securities of varying long-term maturities and from various industry classifications, depending on Advantus Capital's evaluation of current and anticipated market conditions, as well as industry outlook and company operations. Yields on debt securities depend upon a number of factors, including the size of a particular offering, maturities and ratings of the obligations and general economic, monetary and market conditions. The market value of debt instruments will vary depending on their respective yields and, as a result, the net asset value of the Bond Portfolio will change from time to time as the general level of interest rates change.
  When economic conditions or general levels of debt security prices are such that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, the Portfolio may invest a substantial portion of its assets in intermediate-term or short-term debt securities including cash and money market instruments. The Portfolio may temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.
  The Bond Portfolio will engage in portfolio transactions when Advantus Capital believes that such transactions will help to achieve the Portfolio's overall objectives. Portfolio securities may or may not be held to maturity.

--------------------------------------------------------------------------------
MONEY MARKET                                                                   -
PORTFOLIO
           The investment objective of the Money Market Portfolio is to seek maximum current income to the extent consistent with liquidity and the preservation of capital. In pursuit of this objective the Money Market Portfolio will follow a policy of investing in money market instruments and other debt securities. The return produced by these securities will reflect fluctuations in short-term interest rates.
  The Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Portfolio is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Portfolio be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation, or Prime-1 or Prime-2 by Moody's Investors Service, Inc.
  Rule 2a-7 also requires, among other things, that the Portfolio may not invest, other than in United States "Government securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The Portfolio's present practice is not to purchase any Second Tier Securities.
  Subject to these limitations, the money market instruments held by the Portfolio shall include:

- Obligations issued or guaranteed as to principal or interest by the United States Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the United States Government pursuant to authority granted by Congress.

- Obligations (including certificates of deposit and bankers acceptances) of United States banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2 billion, United States dollar denominated obligations of Canadian chartered banks, London branches of United States banks, and United States branches or agencies of foreign banks if such banks meet the above-stated qualifications, and certificates of deposit of such banks and savings and loan associations regardless of size provided that the amount of the deposit does not exceed $100,000 for any one bank or savings and loan association and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

-  Obligations of the International Bank for Reconstruction and Development.

- Commercial paper (including variable amount master demand notes) issued by United States limited partnerships, corporations or foreign corporations directly related to the United States corporations.

- Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.


- Repurchase agreements with respect to any of the foregoing obligations. See "Other Investment Practices--Repurchase Agreements" for further information regarding these agreements and their risks.

  By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Money Market Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

  The Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Selling securities prior to their maturity may result in the Portfolio's realizing gains and losses.

  Obligations of Canadian chartered banks, London branches of United States banks, and United States branches and agencies of foreign banks may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolio invests, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of United States banks, and United States branches and agencies of foreign banks are subject to fewer United States regulatory restrictions than those applicable to domestic banks, and London branches of United States banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, United States branches and agencies of foreign banks, and London branches of United States banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record keeping standards as, domestic banks.
  The Portfolio will not invest more than a total of 25% of its total assets in obligations of Canadian chartered banks, London branches of United States banks, and United States branches and agencies of foreign banks.

  See "Other Investment Practices" for more information on certain of the Fund's investment policies, including descriptions of money market obligations.


--------------------------------------------------------------------------------
ASSET ALLOCATION                                                               -
PORTFOLIO
           The investment objective of the Asset Allocation Portfolio is to seek as high a level of long-term total rate of return as is consistent with prudent investment risk. In pursuit of this objective the Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds, mortgage securities and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities, and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
  The Asset Allocation Portfolio may invest in the following types of money market, debt and equity securities:

- Money market instruments and other debt securities with maturities not exceeding one year in which the Money Market Portfolio may invest.


- Bonds and other debt securities, including mortgage-related securities, collateralized mortgage obligations, stripped mortgage-backed securities, and asset-backed securities, with maturities generally exceeding one year in which the Bond and Mortgage Securities Portfolios may invest. The Portfolio may also purchase such securities on a "when-issued" basis and purchase or sell such securities on a "forward commitment" basis. See "Other Investment Practices--When-Issued Securities" and "Other Investment Practices--Mortgage Dollar Rolls" for further information.



- Common stock and other equity securities in which any Portfolio of the Fund may invest.

  Thus, with respect to equity securities, the Portfolio will attempt to achieve long-term accumulation of capital. With respect to mortgage-related securities and bonds, the Portfolio will attempt to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholder's capital. With respect to money market securities, the Portfolio will attempt to achieve maximum current income to the extent consistent with liquidity and preservation of capital.
  The Portfolio will continuously adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial market and economic conditions. No more than 75% of the Portfolio's assets may be invested in either the common stock sector or the bond sector. Up to 100% of the Portfolio's assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors. Major changes in investment mix may occur several times within a year or over several years, depending upon market and economic conditions.

--------------------------------------------------------------------------------
MORTGAGE SECURITIES                                                            -
PORTFOLIO
           The investment objective of the Mortgage Securities Portfolio is to seek a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investing primarily in a diversified portfolio of mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
  The Fund anticipates that under normal circumstances at least 65% of the Portfolio's assets will be invested in mortgage-related securities (except when in a temporary defensive posture) of the following types:

- Mortgage-related securities issued by United States Government owned or sponsored corporations (purchases of these securities will be limited in accordance with the diversification regulations for variable insurance contracts issued under Section 817(h) of the Internal Revenue Code).

- Mortgage-related securities rated A or better by Moody's or S&P or rated at a comparable level by an independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by Advantus Capital.


- Mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by an independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by Advantus Capital; provided that no such investments will be made in excess of 35% of the value of the Portfolio's total assets. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in such securities than is the case with higher grade securities. Advantus Capital monitors continuously the ratings of securities held by the Portfolio and the creditworthiness of their issuers. See "Other Investment Practices--Debt Securities" for further discussion of these instruments.



- Mortgage-related securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by Advantus Capital; provided that no such investments will be made in excess of 5% of the Portfolios net assets. See "Other Investment Practices--Low Rated Securities" for a discussion of the risks associated with such securities.


  The Portfolio may invest up to 35% of the value of its total assets in the following types of securities: (i) securities issued or guaranteed by the United States Government, its agencies and instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's, (iv) debt securities which, although not mortgage-related securities, are rated BBB or Baa or better by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by Advantus Capital, provided that the aggregate amount invested by the Portfolio in securities rated BBB or Baa or their equivalent, including both debt securities and mortgage-related securities, will not exceed 35% of its total assets, and (v) debt securities which, although not mortgage-related securities, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by Advantus Capital, provided that the aggregate amount invested by the Portfolio in securities rated BB or Ba or their equivalent, including both debt securities and mortgage-related securities, will not exceed 5% of its net assets (See "Other Investment Practices--Low Rated Securities"). When business or financial conditions warrant, the Portfolio may take a temporary defensive position and invest without limit in the foregoing securities, exclusive of securities rated below investment grade.

  Although some of the mortgage-related securities held by the Portfolio are guaranteed by governmental and government-related organizations, the governmental and government-related guarantors do not guarantee the Portfolio's yield or the price of its shares. The net asset value of the Portfolio fluctuates in response to changes in the general level of interest rates. When interest rates rise, prices of fixed income securities held by the Portfolio tend to fall and the rate of prepayment of mortgages underlying mortgage-related securities tends to decline (lengthening the average maturity of the Portfolio). In periods of declining interest rates, however, the prices of such securities tend to rise and the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, and such prepayments must be reinvested at the then prevailing lower interest rates. In addition, the net asset value of the Portfolio may fluctuate in response to the market's perception of the creditworthiness of the issuers of the Portfolio's securities. The availability of interest-sensitive mortgage-related securities, in which the Portfolio concentrates its investments, may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Although mortgage-related securities are generally supported by some form of government or private guarantees and insurance, the Portfolio's shares are not guaranteed and there can be no assurance that private insurers can meet their obligations.
  The mortgage-related securities in which the Portfolio principally invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities usually provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrower on their residential or commercial mortgage loans, net of any fees paid, to the servicer, the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, curtailments (partial prepayment) or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. For further information about the characteristics of mortgage-related securities, see Appendix A to this Prospectus.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, banks and other financial institutions, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers Advantus Capital determines that the securities meet the Portfolio's quality and liquidity standards.
  The Portfolio may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.
  The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. For that reason, and except as otherwise provided (see the following paragraphs for a discussion of the Portfolio's investment policies regarding CMOs known as "Z" bonds and inverse or reverse floating CMOs), the Portfolio will not purchase a CMO tranche unless, at the time of purchase, such tranche is part of a series with either the first or second highest priority within the CMO to receive cash flows. These types of CMOs tend to provide more predictable and stable returns, but carry lower current yields, than other more volatile CMOs (which have a lower cash flow priority). A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
  The Portfolio may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the Portfolio will not purchase a Z bond if the Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
  The Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets.

  The Portfolio may purchase stripped mortgage-backed securities, which represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

  The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy the Portfolio will treat all IOs and POs as illiquid securities. Therefore, the Portfolio will limit its investments in IOs and POs, together with all other illiquid securities, to 15% of the Portfolio's net assets. See "Investment Restrictions." The Portfolio may also purchase securities on a "when-issued" basis and purchase or sell securities on a "forward commitment" basis. See "Other Investment Practices--When-Issued Securities" and "Other Investment Practices-- Mortgage Dollar Rolls" for further information regarding these investment practices.


--------------------------------------------------------------------------------
INDEX 500                                                                      -
PORTFOLIO

            The investment objective of the Index 500 Portfolio is to seek investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the S&P 500 Index, involve greater investment risk than debt securities. The fact that a stock has been included in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio. (See "The Standard & Poor's License," below.)


  The Portfolio will at all times invest at least 75%, and may invest up to 100%, of its assets in common stocks included in the S&P 500 Index. There is no minimum or maximum number of stocks included in the S&P 500 Index which the Portfolio must hold. Under normal circumstances it is expected that the Portfolio will hold between 200-450 different stocks included in the S&P 500 Index. In order to maintain adequate liquidity to meet its redemption demands, the Portfolio may also invest up to 10% of its total assets in short-term investments, including repurchase agreements, and stock index futures contracts. The use of stock index futures contracts allows the Portfolio to maintain liquidity while also increasing the level of the Portfolio's assets that reflect the performance of the S&P 500 Index.


  The Portfolio uses the S&P 500 Index as the standard performance comparison because it represents over 70% of the total market value of all common stocks, is well known to investors, and in the opinion of Advantus Capital is representative of the performance of publicly traded common stocks. The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P 500 Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment.


  The method used to select investments for the Portfolio involves investing primarily in those stocks in the S&P 500 Index having the highest statistical weightings in the S&P 500 Index. Stocks in the S&P 500 Index are ranked in accordance with their statistical weightings from highest to lowest. The Portfolio will invest in all of the stocks above a specified level in the ranking in approximately the same proportion as the weightings of those stocks in the S&P 500 Index. However, the Portfolio will not invest in all of the stocks below the specified level in the ranking, but rather will invest only in those stocks, and in amounts, as Advantus Capital determines to be necessary or appropriate for the Portfolio to approximate the performance of the S&P 500 Index. The Portfolio's ability to duplicate the performance of the S&P 500 Index will depend to some extent, however, on the size and timing of cash flows into or out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio's holdings to the S&P 500 Index to the maximum practicable extent.


  Advantus Capital monitors the tracking accuracy of the Portfolio to the S&P 500 Index by comparing the weightings of securities in the Portfolio to that of the S&P 500 Index. A difference between the two results in a deviation error in the Portfolio's composition. The amount of the Portfolio's deviation is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the S&P 500 Index. If deviation accuracy is not maintained, the Portfolio will rebalance its composition by selecting securities which, in the opinion of Advantus Capital, will provide a more representative sampling of the capitalization of the securities in the S&P 500 Index as a whole or a more representative sampling of the sector diversification in the S&P 500 Index. This rebalancing may be accomplished by either a purchase or sale of securities and is based upon an analysis of the position of the Portfolio with respect to securities held by it, the number of securities held, the industrial sectors represented and its current cash balance.

  Economic, financial, or market analysis will not be used in selecting investments for the Portfolio, nor will adverse financial condition of a company necessarily result in the sale of the company's stock by the Portfolio. However, the Portfolio reserves the right to sell a stock held if Advantus Capital determines that the investment has been impaired substantially by the financial condition of or extraordinary events involving the stock's issuer.
  SHORT-TERM INVESTMENTS. Although the Portfolio normally seeks to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain high grade short-term fixed income securities or in commercial paper or other cash equivalents rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. Such investments may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

  STOCK INDEX FUTURES CONTRACTS. The Portfolio may utilize stock index futures contracts, to a limited extent, to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading or to reduce transaction costs. See "Other Investment Practices--Stock Index Futures Contracts" for further discussion of these securities and the risks associated with them.


  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 15% of its net assets in securities or other assets which are "illiquid". The Portfolio may invest up to 20% of its net assets in certain "restricted securities" if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Fund's Board of Directors. For a detailed discussion of "illiquid" and "restricted securities" see "Other Investment Practices--Illiquid Securities, Rule 144A Paper and Restricted Securities."


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. See "Other Investment Practices--Repurchase Agreements" for a discussion of the risks associated with such securities.


--------------------------------------------------------------------------------
CAPITAL APPRECIATION                                                           -
PORTFOLIO
           The investment objective of the Capital Appreciation Portfolio is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is of course no assurance that the Portfolio's investment objective will be met.
  Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of equity securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies, as well as in newer and relatively unseasoned companies. Critical factors considered in the selection of securities include the early recognition of trends in corporate profits, the values of individual securities relative to other investment alternatives, the economic and political outlook, and management capabilities.
  It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term, fixed-income securities or preferred stocks or hold its assets in cash. Investments generally will not be made on the basis of market timing techniques, rather it is anticipated that the Portfolio will be relatively fully invested at most times.

--------------------------------------------------------------------------------
INTERNATIONAL STOCK                                                            -
PORTFOLIO
           The investment objective of the International Stock Portfolio is long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth.
  In pursuit of its investment objective, the Portfolio will normally maintain at least 65% of its assets in common and preferred stocks. There is no limitation on the percentage of the Portfolio's assets that may be invested in any one country although the Portfolio will maintain an exposure to the equities markets in at least three countries under normal circumstances.
  The Portfolio has a flexible investment policy. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
  Whenever, in the judgment of Templeton Counsel, market or economic conditions warrant, the Portfolio may, for temporary defensive purposes, invest without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth herein and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

  The Portfolio is authorized to invest in debt securities that are rated BBB or higher by Standard & Poor's Corporation ("S&P") and Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by Templeton Counsel. See "Other Investment
Practices--Debt Securities" for further discussion.

  The Portfolio may invest for defensive purposes in commercial paper of U.S. issuers which, at the date of investment, must be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.
  Contract owners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors seeking international diversification.
  The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories. The Portfolio may invest in Eastern European countries, which involves special risks that are described herein.
  Certain of the recent political and economic developments in Eastern Europe, including the introduction of aspects of a market economy in certain Eastern European countries, are related to developments in what was formerly known as the Soviet Union. Trends in Eastern Europe that may be considered favorable for achievement of the Portfolio's investment objectives may be adversely affected by political or social developments in the Soviet Union. So long as the centralist political powers continue to exercise a significant or, in some countries, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio's contract owners.
  The Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, the Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations.
  The Portfolio may buy and sell index futures contracts with respect to any non-U.S. stock index. The Portfolio may invest in index futures contracts for hedging purposes only and not for speculation. A Portfolio may engage in such transactions only to the extent that the total contract value of the futures contracts do not exceed 5% of the Portfolio's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the ability of Templeton Counsel to predict correctly movements in the direction of the stock markets. No assurance can be given that Templeton Counsel's judgment in this respect will be correct.
  A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. During or in anticipation of a period of market appreciation, the Portfolio may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the Portfolio proposes to purchase increase in value in correlation with the stock index contracts, the purchase of futures contracts on that index would result in gains to the Portfolio which could be offset against rising prices of such common stock. During or in anticipation of a period of market decline, the Portfolio may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a portfolio of securities decreases in value in relation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.
  A purchase or sale of a futures contract may result in losses in excess of the amount invested. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
  There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
  Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Portfolio for hedging purposes also depends upon Templeton Counsel's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.
  Warrants with cash extractions are permitted and may be used as investment alternatives to equity shares. A warrant with a cash extraction consists of one warrant and cash with a current value that closely approximates the current value of an equivalent number of shares that would be delivered if the warrant were exercised. These investment instruments may (1) provide attractive cash yields and (2) minimize capital loss risk. Alternatively, perfect replication of underlying share price movements may be hindered by warrant premiums which occur because shorter-term investors value the leveraging power of naked warrants. Given these circumstances, capital gains potential of warrants with cash extractions may be less than that of underlying shares.
  The International Stock Portfolio has authority to deal in forward foreign exchange contracts between currencies of the different countries in which the Portfolio will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Portfolio's dealings in forward foreign exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward foreign exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio will not engage in naked forward foreign exchange contracts.
  In addition, when Templeton Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

--------------------------------------------------------------------------------
SMALL COMPANY                                                                  -
PORTFOLIO
           The investment objective of the Small Company Portfolio is to seek the long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Dividend income will be incidental to the investment objective for this Portfolio.
  Under normal circumstances, at least 65% of the Small Company Portfolio's assets will be invested in small companies. Such companies may encompass well-known and established companies as well as newer and relatively unknown companies. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test any company deemed to be a small company at the time of the Portfolio's initial position therein will be treated as a small company, regardless of subsequent developments, so long as the Portfolio maintains a position in the company.
  Small companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Management believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.
  Investments in small companies involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  While historically securities issued by smaller capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Small Company Portfolio is not intended as a complete investment program.
  From time to time, the Portfolio will also invest a portion of its assets in stocks with larger market capitalization whose long-term appreciation potential is believed by the adviser to be well above average.

  The Portfolio may invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation.) See "Other Investment Practices-- Foreign Securities" for a discussion of the risks associated with such securities.

  The Portfolio will typically maintain a fully invested position, but when economic conditions or general levels of common stock prices are such that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, the Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including United States Government securities, or may hold its assets in cash. Those investments may, or may not, be convertible into stock. The Portfolio may also temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.

--------------------------------------------------------------------------------
MATURING GOVERNMENT                                                            -
BOND PORTFOLIOS
                 The investment objective of each of the Maturing Government Bond Portfolios is to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective each of the Maturing Government Bond Portfolios seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity.
  Each Maturing Government Bond Portfolio will invest in a portfolio of securities consisting of: (a) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons; and (b) receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively "Stripped Treasury Securities"). These Stripped Treasury Securities are not anticipated to be in excess of 55% of the assets of each Portfolio.
  Each Maturing Government Bond Portfolio will also purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by Trusts where the payment of principal and interest to the Trust are guaranteed by the United States, and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Maturing Government Bond Portfolios will also purchase zero coupon securities issued in the United States issued by domestic corporations which consist of corporate debt obligations without interest coupons and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Treasury Securities, Stripped Government Securities and Stripped Corporate Securities are referred to collectively herein as "Stripped Securities."
  Each Maturing Government Bond Portfolio will mature on a specified target date. The current Target Dates, as that term is defined herein, are in September in the years 1998, 2002, 2006 and 2010.
  Under normal circumstances, each Maturing Government Bond Portfolio will invest at least 65% of its net assets in Stripped Treasury Securities and Stripped Government Securities. To pay expenses and to provide funds with which to meet redemption requests, the Maturing Government Bond Portfolios may purchase interest bearing U.S. Government securities and other money market instruments. The Portfolios may enter into repurchase agreements with respect to securities in which they are permitted to invest.
  If the assets of a Maturing Government Bond Portfolio do not exceed $1 million, up to 100% of its net assets may be invested in short-term, interest-paying U.S. Government obligations and repurchase agreements with respect to such securities. To provide income for expenses, redemption payment, and cash dividends, up to 20% of each Maturing Government Bond Portfolio assets may be invested in interest-paying U.S. Government securities and repurchase agreements with respect to such securities.
  When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. This difference is known at the time of purchase, so persons holding a portfolio composed entirely of zero coupon securities, with no expenses until maturity, would know the amount of their investment return at the time of their initial payment. While these Portfolios will have additional holdings, including cash, which will affect performance, they will describe an anticipated yield to maturity from time to time. In order to obtain this return, contract owners electing to have payments allocated to a Maturing Government Bond Portfolio should plan to maintain their investment until the maturity of that Maturing Government Bond Portfolio.
  While many factors may affect the yield to maturity of each of the Portfolios, one such factor which may operate to the detriment of those contract owners holding interests in such Portfolio until maturity, is the ability of other contract owners to purchase or redeem shares on any business day.
  Because each Maturing Government Bond Portfolio will be primarily invested in zero coupon securities, contract owners whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Maturing Government Bond Portfolio. However, the net asset value of the Portfolio's shares will increase or decrease with the daily changes in the market value of that Maturing Government Bond Portfolio's investments which will tend to vary inversely with changes in prevailing interest rates. If shares of a Maturing Government Bond Portfolio are redeemed prior to the maturity date of that Maturing Government Bond Portfolio, a contract owner may experience a significantly different investment return than was anticipated at the time of purchase.
  The Maturing Government Bond Portfolios will also seek to minimize reinvestment risk. Reinvestment risk arises from the uncertainty as to the total return which will be realized from conventional interest-paying bonds due to the fact that periodic interest, received in cash, will be reinvested in the future at interest rates unknown at the time of the original purchase. With zero coupon securities, however, there are no cash distributions to reinvest, so an owner of such a security would bear no reinvestment risk if a zero coupon security was held to maturity. Since each Maturing Government Bond Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk.
  Stripped Securities investments, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity. Securities purchased by the Maturing Government Bond Portfolios will be rated at least single A or better by nationally recognized statistical rating agencies. Securities rated single A are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Maturing Government Bond Portfolios will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.
  Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the Stripped Securities to be offered at a discount from their face amounts. The market value of Stripped Securities and, therefore the net asset value of the shares of the Maturing Government Bond Portfolios, will fluctuate, perhaps markedly, with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.
  Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Contract owners can expect more appreciation of the net asset value of a Maturing Government Bond Portfolio's shares during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, the net asset value of a Maturing Government Bond Portfolio's shares will normally decline more in price than interest-paying securities of a similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Portfolios and are expected to diminish as a Maturing Government Bond Portfolio approaches its Target Date. These fluctuations may make the Maturing Government Bond Portfolios an inappropriate selection as a basis for variable annuity payments. Interest rates can change suddenly and unpredictably.
  When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions. Inflationary risk, that is the risk attendant to holding fixed-rate investments during a period of generally upward changing price levels in the economy, must be considered in selecting a Maturing Government Bond Portfolio as an investment choice or in selecting a particular Maturing Government Bond Portfolio.
  The Fund currently offers four separate Maturing Government Bond Portfolios, each maturing on the third Friday of September of the specific maturity year (the "Target Date"). On each Portfolio's Target Date, the Portfolio will be converted to cash and reinvested in another of the Fund's Portfolios at the direction of the contract owner. If the contract owner does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Market Portfolio and the contract owner will be notified of that allocation.
  The investment adviser of the Portfolios will attempt to maintain the average maturity of each Maturing Government Bond Portfolio within twelve months of that Portfolio's Target Date. A Portfolio of securities consisting entirely of zero coupon securities maturing on the Target Date with no cash or interest bearing securities will have a maturity and duration which are equal.
  Duration is the measure of the length of an investment and its price volatility which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment thus measuring volatility or price fluctuation. Duration is commonly used by professional investment managers to help identify and control reinvestment risk. Since each Maturing Government Bond Portfolio will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some reinvestment risk. By balancing investments with slightly longer and shorter durations, the investment adviser believes it can, under normal circumstances, maintain a Maturing Government Bond Portfolio's average duration within twelve months of the Maturing Government Bond Portfolio's Target Date and thereby reduce its reinvestment risk.
  Under federal income tax laws, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Maturing Government Bond Portfolios each year, even though such Portfolios will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of the Maturing Government Bond Portfolios which must be "distributed" to the insurance company shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Maturing Government Bond Portfolio may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.
  The Maturing Government Bond Portfolios may not be appropriate for contract owners who do not plan to have their premiums invested in shares of a Maturing Government Bond Portfolio for a long term or until its maturity.

--------------------------------------------------------------------------------
VALUE STOCK                                                                    -
PORTFOLIO
           The objective of the Value Stock Portfolio is to seek the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.
  The Portfolio will primarily purchase securities of companies that could be described as follows: (a) companies whose securities are selling at low market valuations of assets relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities Advantus Capital believes are undervalued in relation to their potential for growth in earnings and book value; or (c) companies which have recently changed management or control and have the potential to achieve sharply improved earnings. Advantus Capital may give emphasis on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.
  Tests applied by the adviser to measure the value of securities will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by the adviser using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if Advantus Capital determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.

  The Portfolio's investments will typically be characterized by the purchase of securities with lower price to earnings ratios, lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This approach may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets.

  The Portfolio may invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation.) See "Other Investment Practices-- Foreign Securities" for a discussion of the risks associated with such securities.

  The Value Stock Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The balance of its assets may be invested in other equity securities or U.S. Government securities or may be held in cash or cash equivalents. However, the Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including United States Government securities, or may hold its assets in cash. Those investments may, or may not, be convertible into stock. The Portfolio may also temporarily hold its assets in cash or money market instruments pending investments in accordance with its policies.
  The Portfolio will invest primarily in stocks, but it also has the ability to purchase securities, including debt obligations, convertible into common stock and which may produce capital appreciation. Securities that meet the criteria of the Portfolio may not be popular during certain market cycles. Securities held by the Portfolio may experience less volatile price changes during certain market rallies or market downturns than the fluctuations in the market generally as evidenced by common stock indices.

  The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. See "Other Investment Practices-- Convertible Securities" for a discussion of these instruments. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by Advantus Capital. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations. These securities have predominately speculative characteristics and present more credit risk than investment grade obligations. See "Other Investment Practices--Low Rated Securities" for a further discussion of the risks associated with such securities. As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See Appendix I in the Statement of Additional Information for a description of the ratings used by S&P and Moody's.


  After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio, but Advantus Capital will consider such event in the determination of whether the Portfolio should continue to hold the security. See "Debt Securities and Down-Graded Instruments" in the Statement of Additional Information.


--------------------------------------------------------------------------------
SMALL COMPANY VALUE                                                            -
PORTFOLIO
           The investment objective of the Small Company Value Portfolio is the long-term accumulation of capital. In pursuit of this objective, the Small Company Value Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization, which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. The investment objective may not be changed without the approval of a majority of the outstanding shares of the Portfolio.
  The Small Company Value Portfolio will primarily purchase securities which, at the time of purchase, are issued by "small companies" and are considered by Advantus Capital to be "value" securities. Small companies are those which have a market capitalization of less than $1.5 billion (see "Small Companies" below). Value securities are issued by companies which could be described as follows: (a) companies whose securities Advantus Capital believes are selling at low market valuations relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities Advantus Capital believes are undervalued in relation to their potential for improved operating performance and financial strength; or
(c) companies which have recently changed management or control and whose securities, in the judgment of Advantus Capital, are therefore undervalued in relation to their potential to achieve sharply improved operating performance. Securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market may also be considered by Advantus Capital to be value securities (see, "Value Securities" below).

  The Small Company Value Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The balance of its assets may be invested in other equity securities, including stocks with larger market capitalization whose long-term appreciation potential is believed by Advantus Capital to be well above average, debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, cash or cash equivalents. However, the Small Company Value Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including U.S. Government securities and corporate debt securities, provided that such debt securities (excluding debt securities convertible into common stock as described below) are rated BBB or Baa or higher by S&P or Moody's, respectively, or may hold its assets in cash. The Small Company Value Portfolio may also temporarily hold its assets in cash or money market instruments pending investments in accordance with its policies.

  VALUE SECURITIES. Tests applied by Advantus Capital to measure the value of securities will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. Book value per share is generally equal to assets less liabilities divided by the total number of outstanding shares (i.e., the "net worth" per share). A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by Advantus Capital using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if Advantus Capital determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.
  The Small Company Value Portfolio's investments in value securities will typically be characterized by the purchase of securities with lower price to normalized earnings ratios ("normalized earnings" are average earnings under average business conditions), lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This value approach to investing may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets. Securities that meet the criteria of the Small Company Value Portfolio may not be popular during certain market cycles.
  SMALL COMPANIES. Companies characterized as "small" companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $1.5 billion.
  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization test will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a small company at the time of the Portfolio's initial position therein will be treated as a small company, regardless of subsequent developments, so long as the Portfolio maintains a position in the company.
  Small companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Advantus Capital believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.
  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, Small Company Value Portfolio is not intended as a complete investment program.

  CONVERTIBLE SECURITIES. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. See "Other Investment Practices--Convertible Securities" for a discussion of these instruments. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Adviser. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities in fact have speculative characteristics and present more credit risk than investment grade obligations. See "Other Investment Policies--Low Rated Securities" for a discussion of the risks associated with such securities. As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See Appendix I to the Statement of Additional Information for a description of the ratings used by S&P and Moody's.


  DEBT SECURITIES. The Portfolio may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. See "Other Investment Practices--Debt Securities" for a discussion of these instruments.


  OPTIONS. The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. See "Other Investment Practices-- Options" and the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.


  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 20% of its total assets. See "Other Investment Practices--Loans of Portfolio Securities."

  WARRANTS. The Portfolio may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Portfolio assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 15% of its net assets in securities or other assets which are illiquid. The Portfolio may invest without limitation in certain "restricted securities" if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Fund's Board of Directors. For a detailed discussion of "illiquid" and "restricted securities" see "Other Investment Practices--Illiquid Securities, Rule 144A Paper and Restricted Securities."


  FOREIGN SECURITIES. The Portfolio may invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation.) See "Other Investment Practices--Foreign Securities" for a discussion of the risks associated with such securities.


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. See "Other Investment Practices--Repurchase Agreements" for a discussion of the risks associated with such securities.

  Equity securities, in which the Portfolio will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Portfolio is dependent on the Adviser's judgment as to general economic and market policies and trends in investment yields, as well as its judgment as to the composition of the Portfolio.
  Investments in small companies, such as those made by the Small Company Value Portfolio, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  Some of the investment policies which the Portfolio may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Portfolio as a result of the foregone increase in value of the underlying security. The Portfolio will purchase a covered call option only to close out an option which the Portfolio has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

--------------------------------------------------------------------------------

GLOBAL BOND                                                                    -

PORTFOLIO

           The Global Bond Portfolio seeks, as its investment objective, to maximize current income, consistent with the protection of principal. The Portfolio pursues its investment objective by investing primarily in debt securities issued by issuers located anywhere in the world.


  Prior to May 1, 1998, the Global Bond Portfolio was known as the International Bond Portfolio and pursued its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities. Effective after that date, pursuant to a change in the investment practices of the Portfolio approved by the Board of Directors, the Portfolio will seek to achieve its investment objective by investing primarily in debt securities issued anywhere in the world. The investment objective of the Portfolio remains unchanged.


  Total investment return is the combination of income and capital appreciation. The Advisers emphasize income in selecting securities for the Portfolio , but also consider the potential for changes in value resulting from changes in currency relationships, interest rates, individual issuers' credit standing and other factors. The Portfolio seeks to maintain an average portfolio duration ranging from three to eight years.


  Foreign debt securities in which the Portfolio may invest include: (a) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (b) debt securities issued or guaranteed by supranational organizations established or supported by several national governments; (c) Brady Bonds; and (d) non-government foreign debt securities. U.S. debt obligations in which the Portfolio may invest include U.S. Government Securities, including mortgage-related securities, privately issued mortgage-related securities, asset-backed securities and corporate debt securities. The Portfolio may also invest in American Depository Receipts and European Depository Receipts and in foreign index linked securities. A more complete description of some of these types of securities is set forth under "Risks and Characteristics of Securities and Investment Techniques."


  The Portfolio will invest primarily in investment grade debt securities (securities rated at least Baa by Moody's or BBB by S&P or, if unrated, of comparable quality as determined by the Adviser or

Sub-Adviser). Securities rated Baa are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by S&P as having an adequate capacity to pay principal and interest. However, the Portfolio may invest up to 5% of its net asset in debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser or the Sub-Adviser to be of comparable quality). Such securities are sometimes referred to as "high yield" or "junk" bonds. See "Other Investment Practices-- Low Rated Securities" for a discussion of the risks of investing in high yield securities. See Appendix I to the Statement of Additional Information for a description of Moody's and S&P ratings applicable to fixed income securities.


  The Portfolio may invest in securities issued anywhere in the world, including the United States. Under normal conditions, the Portfolio will be invested in at least three different countries, one of which may be the United States. Subject to the requirement that the Portfolio may not invest 25% or more of its total assets in obligations issued by the government of any one country (other than the United States), and subject to other tests (such as Code limitations) which may be applicable or desirable for the Portfolio, there is no limit on the amount the Portfolio may invest in any one country, or in securities denominated in the currency of any one country, to take advantage of what the Sub-Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. Depending on the Sub-Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Portfolio's assets.


  The Portfolio may invest in securities denominated in the currencies of countries that the Sub-Adviser considers to have stable governments and in debt securities denominated in multi-national currency units, such as the European Currency Unit ("ECU"). The ECU is a "basket" consisting of specified amounts of the currencies of certain of the 12-member states of the European Community. Securities of issuers within a given country may be denominated in the currency of another country.


  The Sub-Adviser will actively manage the allocation of the Portfolio's investments among countries, geographic regions and currency denominations in an attempt to achieve the Portfolio's objective. In allocating the Portfolio's assets among various markets, the Sub-Adviser will consider such factors as the relative yields and anticipated direction of interest rates in particular markets, the level of inflation, liquidity and financial soundness of each country or market, the general market and economic conditions existing in each country or market, and the relationship of currencies of various countries to the U.S. dollar and to each other. In its evaluations, the Sub-Adviser will utilize its internal financial, economic, and credit analysis resources as well as information obtained from other sources. The Portfolio's share price and yield will fluctuate due to the movement of foreign currencies against the U.S. dollar and changes in world wide interest rates and fixed-income markets. By actively managing the portfolio and using currency hedging techniques, however, the Sub-Adviser will attempt to reduce the risks.


  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio also may engage in foreign currency exchange transactions by means of buying and selling foreign currency options, foreign currency futures, and options of foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued or delayed-delivery basis and enter into forward commitments to purchase securities, lend its securities to brokers, dealers and other financial institutions to earn income, and enter into reverse repurchase agreements as a means of borrowing money for investment purposes.


  ILLIQUID SECURITIES AND RULE 144A PAPER The Portfolio is permitted to invest up to 15% of its net assets in securities or other assets which are illiquid. The Portfolio may invest up to 20% of its net assets in certain "restricted securities" if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Fund's Board of Directors. For a detailed discussion of what constitutes "illiquid" of "restricted" securities, see "Other Portfolio Practices--Illiquid Securities, Rule 144A Paper and Restricted Securities".


  GENERAL The different types of securities and investment techniques used by the Funds all have attendant risks of varying degrees. For example, with respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. In addition, the value of debt securities generally rises and falls inversely with interest rates, and the longer the maturity or duration of the debt security, the more volatile it may be in terms of changes in current value. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. Therefore, investors should carefully consider the investment objective, investment policies and potential risks of any Fund before investing. Certain types of investments and investment techniques that may be used by the Funds are described in greater detail, including the risks of each, in this section.


  U.S. GOVERNMENT SECURITIES The Portfolio may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The current market prices for such securities are not guaranteed and will fluctuate as will the net asset value of the Portfolio. Some U.S. Government Securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and still others are supported only by the credit of the instrumentality.


  U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.


  CORPORATE FIXED-INCOME SECURITIES The Portfolio may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some fixed-income obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


  The Portfolio's investments in corporate fixed-income securities may also include zero coupon, pay-in-kind and delayed interest securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Portfolio each year.


  MORTGAGE-RELATED SECURITIES The Portfolio's investments in U.S. Government Securities may include investments in mortgage-related securities. In addition, the Portfolio may invest in mortgage-related securities issued by private issuers.

Mortgage-related securities, as the term is used in this Prospectus, include mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations. The investment characteristics of mortgage-related securities differ from those of traditional fixed-income securities. See the discussion of mortgage-related securities, including collateralized mortgage obligations ("CMOs"), above, under the caption "Mortgage Securities Portfolio." The Portfolio will invest in CMOs but will not invest in CMO classes that the Adviser believes have risk characteristics greater than those of the underlying collateral, including any classes that have an imbedded leverage component. Classes in which the Portfolio will not invest include "interest-only" or "IO" tranches, "principal only" or "PO" tranches, "inverse floaters," "companion bonds," "Z-tranches" and "inverse IOs." The Portfolio also will not invest in stripped mortgage-backed securities. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government Securities by the Portfolio, while other CMOs, even if collateralized by U.S. Government Securities, will have the same status as other privately issued securities for purposes of applying the Portfolio's investment policies.


  ASSET-BACKED SECURITIES The Portfolio may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.


  In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.


  Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however, asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.


  FOREIGN SECURITIES Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities.


  The Portfolio may invest in foreign fixed income securities denominated in U.S. dollars and may also invest in non-dollar denominated foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.


  The Portfolio may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. No more than 5% of the Portfolio's assets will be invested in ADRs sponsored by persons other than the underlying issuers. Issuers of the stock of such unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


  The Portfolio may also invest in Global Depository Receipts and Global Depository Shares which are typically issued in bearer form and are designed for use in European and other international securities markets.


  The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.


  The Portfolio may invest in Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.


  The Portfolio may invest up to 10% of its total assets in instruments that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("Foreign Index Linked Securities"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Securities linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Securities. In the case of Foreign Index Linked Securities linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Security. Foreign Index Linked Securities may be issued by a U.S. or foreign governmental agency or instrumentality or by a private domestic or foreign issuer. Only Foreign Index Linked Securities issued by foreign governmental agencies or instrumentalities or by foreign issuers will be considered foreign securities for purposes of the Portfolio's investment policies and restrictions.


  Foreign Index Linked Securities may offer higher yields than comparable securities linked to purely domestic indexes but also may be more volatile. Foreign Index Linked Securities are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indexes. In addition, the value of Foreign Index Linked Securities will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Portfolio on Foreign Index Linked Securities may be lower than if the Portfolio had invested in a similarly rated domestic security.


  To the extent permitted by the investment objectives and policies of the Portfolio, the Portfolio may purchase and sell put and call options on securities and securities indexes and enter into futures contracts and use options on futures contracts as further described below. The Portfolio also may enter into swap agreements with respect to interest rates and securities indexes. The Portfolio may use these techniques to hedge against changes in interest rates or securities prices, to generate income, to facilitate allocation of Portfolio's investments among asset classes or otherwise as part of their overall investment strategies. The Portfolio will maintain segregated accounts consisting of cash, U.S. Government Securities, or other high grade liquid debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging of the Portfolio.


  The Portfolio may purchase put options on securities to protect holdings on an underlying or related security against a substantial decline in market value. The Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.


  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase above the exercise price in the underlying securities, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Portfolio may be unable to close out a position.


  The Portfolio may purchase and sell both exchange traded options and over-the-counter options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.


  The Portfolio may enter into interest rate and index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


  The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government Securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's securities. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.


  Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


  The Portfolio may invest in interest rate futures contracts, stock index futures contracts and options thereon ("futures options") that are traded on a United States exchange or board of trade.


  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.


  The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. With respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, the Portfolio will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets.


  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.


  The Portfolio may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.


  The Portfolio may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. See "Other Investment Practices-- Repurchase Agreements" for further information regarding these agreements and the risks associated with them.


  The Portfolio may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. See "Other Investment Practices--Reverse Repurchase Agreements" for further information, including a discussion of the risks associated with reverse repurchase agreements.


  The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. See "Other Investment Practices--When-Issued Securities."


--------------------------------------------------------------------------------
INDEX 400 MID-CAP                                                              -
PORTFOLIO
           The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index.

  The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. The stocks are selected for inclusion in the Index by Standard & Poor's Ratings Group ("S&P") on the basis of the issuer's anticipated contribution to the diversification of the index. A particular stock's weighting in the Index is based on its relative total market value, that is, the stock's market price per share times the number of shares outstanding. From time to time, S&P may add or delete stocks from the Index. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The fact that a stock has been included in the Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio. (See "The Standard & Poor's License," below.)

  The Portfolio will not attempt to actively manage the securities held by it. Rather, the Portfolio will utilize a passive approach in pursuit of its investment objective, meaning that the Portfolio will not employ the traditional management functions of economic, financial and market analysis associated with actively managed funds. Thus, unless an issuer's stock is removed from the Index by S&P, an issuer's adverse financial circumstance will not cause its stock to be eliminated from the Portfolio's holdings of securities. The Portfolio is designed for long-term investors seeking the advantages of a "passive" approach for investing in a diversified portfolio of common stocks. All common stocks, including those in the S&P 400 MidCap Index, involve greater investment risk than debt securities. Investors should also be aware that the S&P 400 MidCap Index is an unmanaged index and that its performance does not take into account management fees, brokerage commissions or other costs of investing that the Portfolio must bear.
  The Portfolio will at all times invest at least 75% and may invest up to 100%, of its assets in common stock included in the Index. There is no minimum or maximum number of stocks included in the Index which the Portfolio must hold. Under normal circumstances, it is expected that the Portfolio will hold between 200-350 different stocks included in the Index. Regardless of the number, or relative weightings, of stocks included in the S&P 400 MidCap Index held by the Portfolio, however, the Portfolio's intention is to seek investment results, before Portfolio expenses, which match as closely as possible the investment performance of the S&P 400 MidCap Index.
  In order to maintain adequate liquidity to meet its redemption demands, the Portfolio may also invest up to 10% of its total assets in short-term investments, including repurchase agreements and stock index futures contracts. The use of stock index futures contracts allows the Portfolio to maintain liquidity while also increasing the level of the Portfolio's assets that reflect the performance of the S&P 400 MidCap Index.
  In keeping with the passive management approach, the Portfolio will be managed using a computer program strategy to determine which securities are to be purchased or sold so as to replicate the composition of the S&P 400 MidCap Index to the extent feasible. This strategy distinguishes between "capitalization" securities and "balancing" securities. Capitalization securities represent the very largest capitalization securities in the Index and are added to the Portfolio according to their relative capitalization weight. Balancing securities are smaller market capitalization securities which are added to the Portfolio in equal amounts according to an analysis of the sector diversification of the S&P 400 MidCap Index.
  From time to time, adjustments will be made in the Portfolio's holdings of securities so as to respond to changes in the Index's composition, as well as to corporate reorganizations and other circumstances. It is expected that adjustments to the Portfolio's holdings of securities will occur infrequently and that transaction costs and other expenses will be minimized. Because portfolio turnover is expected to be well below that encountered in actively managed investment company portfolios, the Portfolio anticipates that accompanying costs, including accounting costs, brokerage fees, custodial expenses and transfer taxes, will be relatively low. While the cash flows into and out of the Portfolio will have an impact upon the portfolio turnover rate of the Portfolio and its ability to replicate and track the performance of the Index, investment adjustments will be made, as is practical, to account for these circumstances.
  Economic, financial or market analysis will not be used in selecting investments for the Portfolio, nor will the adverse financial condition of a company necessarily result in the sale of the company's stock by the Portfolio. However, the Portfolio reserves the right to sell a stock held if Advantus Capital determines that the investment has been impaired substantially by the financial condition or extraordinary events involving the stock's issuer.
  SHORT-TERM INVESTMENTS. Although the Portfolio normally seeks to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain high grade short-term fixed income securities or in commercial paper or other cash equivalents rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Services, Inc. Such investments may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These investment include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

  STOCK INDEX FUTURES CONTRACTS. The Portfolio may utilize stock index futures contracts, to a limited extent, to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading or to reduce transaction costs. See "Other Investment Practices--Stock Index Futures Contracts" for further discussion of these securities and the risks associated with them.


  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 15% of its net assets in securities or other assets which are illiquid. The Portfolio may invest up to 20% of its net assets in certain restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Fund's Board of Directors. For a detailed discussion of "illiquid" and "restricted securities" see "Other Investment Practices--Illiquid Securities, Rule 144A Paper and Restricted Securities."


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. See "Other Investment Practices--Repurchase Agreements" for a discussion of the risks associated with such securities.


--------------------------------------------------------------------------------
MICRO-CAP VALUE                                                                -
PORTFOLIO

           This Portfolio of the Fund is not currently available. The Portfolio will not be available until such time as the investment adviser for the Fund completes arrangements for investment management services.

  The Micro-Cap Value Portfolio seeks capital appreciation. The Portfolio will pursue its objective by investing in a diversified portfolio of securities that the sub-adviser believes to be undervalued. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.

  The Micro-Cap Value Portfolio will follow a policy of investing primarily in the equity securities of "micro-cap" companies, defined in terms of capitalization and which, in the opinion of Keystone Investment, have market values which appear low relative to their underlying value or future earnings and growth potential. The typical capitalization of issuers of securities purchased by the Portfolio is expected to be between $75 million and $300 million. The median market capitalization of securities in the Portfolio is expected to be less than $200 million under most circumstances. While micro-cap company securities may offer a greater capital appreciation potential than investment in securities of larger companies, they may also present greater risks. Micro-cap companies may have limited product lines, market and financial resources, or may be dependent on small or less experienced management groups. In addition, the trading volume of micro-cap companies may be limited. Historically, the market price for securities of micro-cap companies has been more volatile than for securities of companies with greater capitalization. The investment objective may not be changed without the approval of a majority of the outstanding shares of the Portfolio.

  The Micro-Cap Value Portfolio will primarily purchase securities which, at the time of purchase, are issued by "micro-cap companies" and are considered by the adviser or sub-adviser to be "value" securities. Value securities are issued by companies which could be described as follows: (a) companies whose securities the adviser or sub-adviser believes are selling at low market valuations relative to the securities markets in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns; (b) companies whose securities the adviser or sub-adviser believes are undervalued in relation to their potential for improved operating performance and financial strength; or (c) companies which have recently changed management or control and whose securities, in the judgment of the adviser or sub-adviser, are therefore undervalued in relation to their potential to achieve sharply improved operating performance. Securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market may also be considered by Advantus Capital to be value securities (see "Value Securities" below).

  The Micro-Cap Value Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its investments in cash and cash equivalents. The Portfolio may also invest in other equity securities, including stocks with larger market capitalization whose long-term appreciation potential is believed by Advantus Capital to be well above average, debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, cash or cash equivalents. However, the Micro-Cap Value Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including U.S. Government securities and corporate debt securities, provided that such debt securities (excluding debt securities convertible into common stock as described below) are rated BBB or Baa or higher by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or may hold its assets in cash. The Micro-Cap Value Portfolio may also temporarily hold its assets in cash or money market instruments pending investments in accordance with its policies.

  VALUE SECURITIES. Tests applied by the adviser or sub-adviser to measure the value of securities will include their price/earnings ratio, price/book ratio, price to cash flow ratio and yield. A price/earnings ratio is the price of a share of stock divided by its earnings per share and it is a measure of the market price of the security relative to its earnings per share. A price/book ratio is the price of a share of stock divided by its book value per share and it is a measure of the market price of the security relative to its book value per share. Book value per share is generally equal to assets less liabilities divided by the total number of outstanding shares (i.e., the "net worth" per share). A price to cash flow ratio is the price of a share of stock divided by the firm's net income after taxes, plus depreciation and other non-cash expenses, expressed on a per share basis. Yield is the annual dividend of a share of stock divided by its market price. Stocks will be selected by Advantus Capital using statistical measures of relative value. Returns on such stocks are likely to be influenced by the recognition of their undervaluation by other investors and the market. Under most circumstances, if Advantus Capital determines that a stock has reached an over-valued position, it may be sold and replaced by securities which are deemed to be undervalued in the marketplace.

  The Micro-Cap Value Portfolio's investments in value securities will typically be characterized by the purchase of securities with lower price to normalized earnings ratios ("normalized earnings" are average earnings under average business conditions), lower price to cash flow ratios and/or price to book value ratios relative to the equity markets in general. This value approach to investing may be considered to differ from a growth approach which would consider the purchase of securities with an anticipated above-average earnings growth potential over time. This distinction between these two approaches to equity investing is important because historically there are periods in which either growth or value investing may be successful approaches to total return in the equity markets. Securities that meet the criteria of the Micro-Cap Value Portfolio may not be popular during certain market cycles.
  MICRO-CAP COMPANIES. Companies characterized as "micro-cap" companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $300 million.
  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization test will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a micro-cap company at the time of the Portfolio's initial position therein will be treated as a micro-cap company, until the market capitalization of that company exceeds $300 million.
  Micro-cap companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Advantus Capital believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.
  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Micro-Cap Value Portfolio is not intended as a complete investment program.

  CONVERTIBLE SECURITIES. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. See "Other Investment Practices--Convertible Securities" for a discussion of these instruments. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Adviser. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities in fact have speculative characteristics and present more credit risk than investment grade obligations. See "Other Investment Policies--Low Rated Securities" for a discussion of the risks associated with such securities. As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See Appendix I for a description of the ratings used by S&P and Moody's.


  DEBT SECURITIES. The Portfolio may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. See "Other Investment Practices--Debt Securities" for a discussion of these instruments.


  OPTIONS. The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. See "Other Investment Practices-- Options" and the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.


  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 20% of its total assets. See "Other Investment Practices--Loans of Portfolio Securities."

  WARRANTS. The Portfolio may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Portfolio assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 15% of its net assets in securities or other assets which are illiquid. The Portfolio may invest without limitation in certain restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Board of Directors of the Fund.


  FOREIGN SECURITIES. The Portfolio may invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depository Receipts ("ADRs"), are not subject to this 10% limitation.) See "Other Investment Practices--Foreign Securities" for a discussion of the risks associated with such securities.


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. See "Other Investment Practices--Repurchase Agreements" for a discussion of the risks associated with such securities.

  Equity securities, in which the Portfolio will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Portfolio is dependent on the Adviser's judgment as to general economic and market policies and trends in investment returns, as well as its judgment as to the composition of the Portfolio.
  Investments in small companies, such as those made by the Micro-Cap Value Portfolio, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  Some of the investment policies which the Portfolio may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Portfolio as a result of the foregone increase in value of the underlying security. The Portfolio will purchase a covered call option only to close out an option which the Portfolio has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

--------------------------------------------------------------------------------
MACRO-CAP VALUE                                                                -
PORTFOLIO
           The Macro-Cap Value Portfolio seeks as its investment objective to provide high total return. It pursues this objective by investing primarily in selected common stocks of large U.S. corporations (defined as those with market capitalizations typically above approximately $8 billion at the time of purchase). There can be no assurance that the Portfolio will achieve its investment objective.

  J.P. Morgan seeks to enhance the Portfolio's total return relative to that of the universe of large sized U.S. companies, typically represented by the S&P 500 Index, by investing in those securities that J.P. Morgan's dividend discount model shows as undervalued relative to their long-term earnings power. The median market capitalization of the Portfolio is currently expected to be above $12.5 billion and the average market capitalization is expected to be above $30 billion.

  Fundamental research is the cornerstone of the valuation-driven investment approach. J.P. Morgan's equity analysts develop long-term forecasts of normalized earnings, cash flows and dividends on more than 600 domestic companies in an effort to identify unrecognized value. J.P. Morgan then uses the dividend discount model to rank companies within economic sectors according to their relative value.
  From the universe of securities that are identified as undervalued, J.P. Morgan creates a diversified portfolio of securities which typically has a price/ earnings ratio and a price to book ratio that reflects a value orientation. J.P. Morgan may modestly under or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the Index.
  EQUITY INVESTMENTS. During ordinary market conditions, J.P. Morgan intends to keep the Portfolio essentially fully invested with at least 65% of its assets invested in common stocks having the characteristics described above. The common stock in which the Portfolio may invest includes common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Portfolio may also invest in other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. To a limited extent, the Portfolio may invest in equity securities of foreign corporations. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter (OTC) market, and may invest in certain restricted or unlisted securities.
  CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.
  COMMON STOCK WARRANTS. The Portfolio may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.
  Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. See "Other Investment Practices--When-Issued Securities."


  LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 10% of the value of the Portfolio's net assets. See "Other Investment Practices--Loans of Portfolio Securities" for further information regarding such loans and their risks.

  FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. However, the Portfolio does not expect to invest more than 10% of its assets at the time of purchase in securities of foreign issuers. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.
  Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Portfolio securities and could favorably or unfavorably affect the Portfolio's operations.
  The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

--------------------------------------------------------------------------------
MICRO-CAP GROWTH                                                               -
PORTFOLIO
           The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily is common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million. Dividend income will be incidental to the investment objective for this Portfolio.
  The Micro-Cap Growth Portfolio will follow a policy of investing primarily in the equity securities of "micro-cap" companies, defined in terms of capitalization and which, in the opinion of the sub-adviser, have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The sub-adviser also seeks companies with strong company management and superior fundamental strength.
  The typical capitalization of issues of securities purchased by the Portfolio is expected to be between $75 million and $300 million. The median market capitalization of securities in the Portfolio is expected to be less than $200 million under most circumstances. However, equity investment typically will stress market capitalizations exceed $20 million with New York Stock Exchange, American Stock Exchange and NASDAQ listing, or equivalent liquidity. While micro-cap company securities may offer a greater capital appreciation potential than investment in securities of larger companies, they may also present greater risks. Micro-cap companies may have limited product lines, market and financial resources, or may be depended on small or less experienced management groups. In addition, the trading volume of micro-cap companies may be limited. Historically, the market price for securities of micro-cap companies have been more volatile than for securities of companies with greater capitalization. The investment objective may not be changed without the approval of a majority of the outstanding shares of the Portfolio.
  The Micro-Cap Growth Portfolio will primarily purchase securities which, at the time of purchase, are issued by "micro-cap" companies and are considered by the sub-adviser to be "growth" securities. The Portfolio's growth approach is based on sound fundamental investment analysis in which individual stock selection is critical. Generally, the Portfolio invests in companies with strong long-term outlooks. Investments will be based on fundamental and detailed research and analysis, with particular emphasis on smaller capitalization growth stocks with rapidly accelerating earnings, strong fundamentals and attractive price/earnings valuations.
  The Micro-Cap Growth Portfolio will ordinarily invest at least 65% of the value of its total assets in common stocks with the characteristics described above. The Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its investments in cash and cash equivalents. The Portfolio may also invest in other equity securities, including stocks with larger market capitalizations whose long-term appreciation potential is believed by the advisers to be well above average, debt obligations convertible into common stock and which may produce capital appreciation, other corporate debt obligations, U.S. Government securities, cash or cash equivalents. However, the Micro-Cap Growth Portfolio may temporarily take a defensive position by investing a substantial portion of its assets in bonds, notes or other evidences of indebtedness, including U.S. Government securities and corporate debt securities, provided that such debt securities (excluding debt securities convertible into common stock as described below) are rated BBB or Baa or higher by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or may hold its assets in cash. The Micro-Cap Growth Portfolio may also temporarily hold its assets in cash or money market instruments pending investment in accordance with its policies.
  MICRO-CAP COMPANIES. Companies characterized as "micro-cap " companies may encompass well-known and established companies as well as newer and relatively unknown companies, and will have, at the time of purchase, a market capitalization of less than $300 million.
  Market capitalization is the term which refers to the total market value of a company's outstanding shares of common stock. Application of the market capitalization or gross revenue tests will be made only at the time that the Portfolio's initial position in the company is taken. Thus, for purposes of the 65% test, any company deemed to be a micro-cap company at the time of the Portfolio's initial position therein will be treated as a micro-cap company, until the market capitalization of that company exceeds $300 million.
  Micro-cap companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. Wall Street Associates believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.
  While historically securities issued by small capitalization companies have produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Portfolio will invest specifically in those companies which produce those results. Because of the risks involved, the Micro-Cap Growth Portfolio is not intended as a complete investment program.

  CONVERTIBLE SECURITIES. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. See "Other Investment Practices--Convertible Securities" for a discussion of these instruments. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Adviser. Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities in fact have speculative characteristics and present more credit risk than investment grade obligations. See "Other Investment Policies--Low Rated Securities" for a discussion of the risks associated with such securities. As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See Appendix I to the Statement of Additional Information for a description of the ratings used by S&P and Moody's.


  DEBT SECURITIES. The Portfolio may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively. See "Other Investment Practices--Debt Securities" for further discussion of these instruments.


  OPTIONS. The Portfolio may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. See "Other Investment Practices-- Options" and the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.


  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 20% of its total assets. See "Other Investment Practices--Loans of Portfolio Securities."

  WARRANTS. The Portfolio may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Portfolio assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  ILLIQUID SECURITIES AND RULE 144A PAPER. The Portfolio is permitted to invest up to 15% of its net assets in securities or other assets which are illiquid. The Portfolio may invest without limitation in certain restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Board of Directors of the Fund.


  FOREIGN SECURITIES. The Portfolio may invest up to 10% of the market value of the Portfolio's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts ("ADRs"), are not subject to this 10% limitation.) See "Other Investment Practices--Foreign Securities" for a discussion of the risks associated with such securities.


  REPURCHASE AGREEMENTS. The Portfolio may also enter into repurchase agreements. See "Other Investment Practices--Repurchase Agreements" for a discussion of the risks associated with such securities.

  Equity securities, in which the Portfolio will be primarily invested, are more volatile than debt securities and involve greater investment risk. The Portfolio is dependent on the Adviser's judgment as to general economic and market policies and trends in investment returns, as well as its judgment as to the composition of the Portfolio.
  Investments in small companies, such as those made by the Micro-Cap Growth Portfolio, involve greater risks than equity securities generally due to their small size and the fact that they may have limited product lines, less access to the financial market for additional corporate financings or less management depth. In addition, many of the securities of these firms trade less frequently and in lower volumes than do securities issued by larger firms. The result is that the short-term volatility of the prices of those securities is greater than the prices of larger, more established companies which are more widely held in the market. The securities of small companies may also be more sensitive to market changes generally than the securities of large companies.
  Some of the investment policies which the Portfolio may employ, such as investing in options, repurchase agreements, and illiquid and foreign securities, involve special risks not associated with more traditional investment instruments and policies. Loans of portfolio securities, for example, involve risks of possible delay in receiving additional collateral or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. The use of options may, in the case of a sale of a covered call option, result in a loss to the Portfolio as a result of the foregone increase in value of the underlying security. The Portfolio will purchase a covered call option only to close out an option which the Portfolio has written and, in such circumstances, may also experience a loss if the amount paid to purchase the call option is greater than the premium received for writing the option being closed out. Illiquid securities include certain types of restricted securities, which may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

--------------------------------------------------------------------------------

REAL ESTATE                                                                    -

SECURITIES PORTFOLIO

                     The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Portfolio seeks to provide a yield in excess of the yield of the Standard and Poor's 500 Composite Index (the "S&P 500").


  Under normal circumstances, therefore, at least 65% of the Portfolio's assets will be invested in "real estate securities" or "real estate related securities". The Portfolio will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. Investments are considered to be "real estate securities" if construction, ownership, management, financing, and sale of residential, commercial or industrial real estate account for not less than 50% of gross revenues or net profits. Such companies include the following: real estate investment trusts (REITs); brokers or real estate developers; and companies with significant real estate holdings including, but not limited to, hotel chains, supermarkets, and mining, lumber and paper companies. Investments are considered to be "real estate related securities" if the issuer is engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. Such issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as mortgage bankers; and entertainment or resort companies. Equity securities in which the Portfolio may invest include common and preferred stocks, convertible bonds, and warrants.


  The Portfolio may also invest up to 35% of the total assets in securities of companies outside the real estate industry. The Portfolio may invest this portion of its assets in equity securities, convertible securities, or investment grade fixed-income securities.


  For temporary defensive purposes, the Portfolio may invest, without limitation, in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); certificates of deposit, demand and time deposits and bankers' acceptance of banks whose deposits are insured by the Federal Deposit Insurance Corporation and have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. Banks; and prime commercial paper, including master demand notes; or the Portfolio may also temporarily hold its assets in cash or money market instruments.


  A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass- through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholders annually 95% or more of its otherwise taxable income.


  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the fund investments in REITs will consist of equity REITs.


  The Portfolio invests primarily in companies in the real estate industry and, therefore, is subject to risks inherent in the ownership of real estate such as volatility in operating cashflow due to increased operating costs, changing economic conditions, fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental liabilities, government regulation and limitations, and obsolescence and physical depreciation of buildings. Equity, mortgage and hybrid REITs are subject to these risks in direct and indirect manners. Downturns in operating cashflow can lower underlying real estate values, which can be exaggerated if there are any geographic, economic region, or property type concentrations within the Portfolio. Additionally, rising interest rate environments may cause investors to demand a higher dividend yield rate, causing the value of the funds investments to decline. Rising interest rates may expose a REIT to refinancing risk, putting a property into jeopardy if it finds difficulty in finding refinancing. Declining interest rates may cause mortgage borrowers to prepay, and the accelerated prepayment may diminish the yield that the mortgage REIT may expect on their investment. Mortgage REITs are also subject to the credit quality of the borrowers they are extending credit. The REIT market is typically considered a small capitalization market, subject to higher volatility of the market price of securities issued by such REITs. REITs are subject to management quality, requiring specialized skills to manage sometimes limited portfolios of diverse property. Due to the connection of the Portfolio in the real estate industry, these risks are more concentrated than in a more broadly diversified equity portfolio.


--------------------------------------------------------------------------------

OTHER

INVESTMENT
PRACTICES
------------------------------------


                 The following investment practices apply to the Portfolios of the Fund and should be read in conjunction with the respective
Portfolio's Investment Objectives, Policies and Risks. While the practices may be used by all the Portfolios, those which have special applicability to particular Portfolios are noted.


  UNITED STATES GOVERNMENT OBLIGATIONS--are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the United States Government established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Export-Import Bank, the Student Loan Marketing Association, the United States Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of United States Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the United States Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the Treasury, such as securities of the Federal Financing Bank and the United States Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association.


  REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation, and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects and agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy of other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period: and
(c) expenses of enforcing its rights.


  REVERSE REPURCHASE AGREEMENTS--are the counterparts of repurchase agreements, and are agreements by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. The Portfolio will use the proceeds of the reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements might be construed, for certain purposes, as a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio will enter into reverse repurchase agreements only with banks. At the time the Find enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation.


  CERTIFICATES OF DEPOSIT--are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specific rate of return, and are normally negotiable.


  BANKER'S ACCEPTANCES--are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligations of both the bank and drawer to pay the face amount of the instrument at maturity.


  COMMERCIAL PAPER--refers to promissory notes issued by corporations to finance their short-term credit needs.


  VARIABLE AMOUNT MASTER DEMAND NOTES--refer to short-term, unsecured promissory notes issued by corporations to finance short-term needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund's investment adviser, Advantus Capital, will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note. The Fund will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's and which Advantus Capital has determined present minimal risk of loss to the Fund. Advantus Capital will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A master demand note will be valued by Advantus Capital each day the Fund's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.


  CORPORATE OBLIGATIONS--includes bonds and notes issued by corporations in order to finance longer term credit needs.


  ILLIQUID SECURITIES AND RULE 144A PAPER--each Portfolio of the Fund may invest up to 15% of its net assets (10% of net assets in the case of Money Market Portfolio) in securities or other assets which are illiquid. An investment is generally considered to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be sold only subject to statutory restrictions and delays or if registered under the 1933 Act.


  The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain qualified "institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Advantus Capital and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1993 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by Advantus Capital to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, Advantus Capital must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the preset time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchaser of the securities become, for a time, uninterested in purchasing these securities.


  FOREIGN SECURITIES. The Growth, Bond, Asset Allocation, International Stock, Small Company, Value Stock, Small Company Value, Global Bond, Micro Cap Value, Macro-Cap Value and Micro-Cap Growth Portfolios each may invest in securities of foreign issuers. See "International Stock Portfolio" and "Global Bond Portfolio," above, for a more detailed discussion of the investment practices of those Portfolios.


  Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is a possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.


  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depository and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both issuer and depository. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchasers the underlying shares and deposits them in a depository. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.


  WHEN-ISSUED SECURITIES. The Bond, Asset Allocation, Mortgage Securities, Global Bond and Macro-Cap Value Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Portfolio will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, or any security that is not considered illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily.


  The Bond, Asset Allocation and Mortgage Securities Portfolios may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities (see "Mortgage Dollar Rolls" below).


  The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% (15% in the case of Macro-Cap Value Portfolio) of the value of the Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls (in the case of Bond, Asset Allocation and Mortgage Securities Portfolios). See the Statement of Additional Information for further discussion of when-issued securities.


  MORTGAGE DOLLAR ROLLS. The Bond, Asset Allocation and Mortgage Securities Portfolios may each invest in mortgage dollar rolls.


  In connection with the Portfolio's ability to purchase securities on a when-issued or forward commitment basis, these Portfolios may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio's investment adviser to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. See the Statement of Additional Information for further discussion of mortgage dollar rolls.


  LOW RATED SECURITIES. The Bond, Asset Allocation, Mortgage Securities, Value Stock, Small Company Value, Global Bond, Micro-Cap Value and Micro-Cap Growth Portfolios may each invest in "low rated securities."


  Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Although they may offer higher yields than do higher rated securities, such low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares. See the Statement of Additional Information for a description of the ratings used by S&P and Moody's and for further discussion of low rated debt securities.


  LOANS OF PORTFOLIO SECURITIES. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio's investment adviser throughout the term of each loan.


  INDEX DEPOSITARY RECEIPTS. Certain Portfolios of the Fund may each invest up to 5% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. The Index 500 Portfolio may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; the Index 400 Mid-Cap Portfolio may invest in S&P MidCap 400 Depositary Receipts

("MidCap SPDRs"), which track the S&P MidCap 400 Index; and other Portfolios which hold equity securities may invest in SPDRs, MidCap SPDRs, "Dow Industrials Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Portfolio's investment objective as determined by its investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.


  DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).


  Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Portfolio's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.


  CONVERTIBLE SECURITIES. The Value Stock and Small Company Value Portfolios may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The Portfolio will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by Advantus Capital.


  Debt securities rated below the four highest categories (i.e., below BBB) are not considered "investment grade" obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. See "Other Investment Practices--Debt Securities" and "Other Investment Practices--Low Rated Securities" for a discussion of the risks associated with these securities.


  As an operating policy, the Portfolio will not purchase a non-investment grade convertible debt security if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. See Appendix I to the Statement of Additional Information for a description of the ratings used by S&P and Moody's.


  DEBT SECURITIES. The Fund's Portfolios may also invest in non-convertible debt securities rated BBB or Baa or higher by S&P and Moody's, respectively (see the discussion, above, of convertible securities). The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Portfolio's net asset value. To the extent the Portfolio invests in debt securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which in fact have speculative characteristics not associated with debt rated A or higher by S&P or Moody's, and for which adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than is the case for debt in higher rated categories.


  After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio, but Advantus Capital will consider such event in the determination of whether the Portfolio should continue to hold the security. See "Debt Securities and Down-Graded Instruments" in the Statement of Additional Information.


  STOCK INDEX FUTURES CONTRACTS. The Index 500 and Index 400 Mid-Cap Portfolios may utilize stock index futures contracts to a limited extent. Specifically, the Portfolio may enter into stock index futures contracts provided that not more than 5% of its assets are required as a margin deposit for such contracts and provided that not more than 20% of its total assets (including assets held as "cover" in segregated accounts or as margin deposits) are invested in stock index futures obligations at any time. Futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading or to reduce transaction costs. While these securities can be used as leveraged investments, the Portfolio may not use them to leverage its net assets.


  The risk of loss associated with stock index futures contracts in some strategies is potentially unlimited due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a stock index futures contract may result in an immediate and substantial loss or gain. However, the Portfolio will not use stock index futures contracts for speculative purposes or to leverage its net assets. The successful use of futures contracts by the Portfolio, however, is dependent upon the ability of Advantus Capital to predict correctly movements in the direction of stock prices and interest rates. Accordingly, the primary risks associated with the use of stock index futures contracts by the Portfolio are: (i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of stock index futures contracts; and (ii) possible lack of a liquid secondary market for a stock index futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market.


  OPTIONS. The Small Company Value, Micro-Cap Value and Micro-Cap Growth Portfolios may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. By writing a covered call option, the Portfolio gives the purchaser of the option the right to buy the underlying security at the price specified in the option. The Portfolio realizes income from the sale of the option, but forgoes the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Portfolio does not write call options in an aggregate amount greater than 10% of its net assets. The Portfolio purchases call options only to close out a position, and will neither write nor purchase put options. The use of options contracts involves additional risk of loss to the Portfolio, including the risk that the Portfolio may incur a loss because the prices of the underlying securities do not move as anticipated. See the Statement of Additional Information for a more detailed discussion of options and the risks associated therewith.


--------------------------------------------------------------------------------
INVESTMENT
RESTRICTIONS
------------------------------------

                   The Fund is subject to a number of restrictions in pursuing its investment objectives and policies. The following is a brief summary of certain restrictions. Some of these restrictions are subject to exceptions not stated here. Those exceptions and a complete list of the investment restrictions applicable to the individual Portfolios and to the Fund are set forth in the Statement of Additional Information.
  Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus and in the Statement of Additional Information are not fundamental, so that the Board of Directors may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities.
  Fundamental policies applicable to all Portfolios include prohibitions on: (1) investing more than 25% of the total assets of any Portfolio in the securities of issuers conducting their principal business activity in the same industry (with exceptions for United States Government securities and certain money market instruments and, in the Mortgage Securities Portfolio, for investments in the mortgage and mortgage-finance industry), (2) borrowing money, except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Portfolio at the time the borrowing is made (for purposes of this restriction, "borrowing" shall not include reverse repurchase agreements), (3) investing more than 5% of the value of a Portfolio's total assets in the securities of any one issuer (excluding United States Government securities and bank obligations) or investing in more than 10% of the voting securities of any one issuer except that up to 25% of the value of each Portfolio's total assets may be invested without regard to the restrictions of this clause (3), (4) making short sales, except that each Portfolio may make short sales "against the box" in amounts not in excess of 10% of such Portfolio's total assets in certain unusual and defensive situations, and (5) entering into reverse repurchase agreements if such investments taken together with borrowings represented by senior securities exceed 33 1/3% of a Portfolio's total assets less liabilities other than obligations under such borrowings and reverse repurchase agreements. It should be noted, however, that the policies described above in (1) and

(3) are inapplicable to the International Bond Portfolio, which by definition is non-diversified. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation.
  Restrictions that apply to all Portfolios and that are not fundamental include prohibitions on: (1) knowingly investing more than 15% of the value of the net assets of any Portfolio (except the Money Market Portfolio, in which the limitation shall be 10%) in "illiquid" securities (including repurchase agreements maturing in more than seven days), (2) pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any Portfolio as security for indebtedness, and (3) purchasing securities of other investment companies having a value in excess of 5% of a Portfolio's total assets, other than in connection with a merger, consolidation or reorganization or if the purchase involves securities of closed-end investment companies and does not result in more than 10% of the value of a Portfolio's total assets to be invested in such securities.
  Each Portfolio may lend its securities so long as such loans do not represent in excess of 20% of a Portfolio's total assets. This is a fundamental policy. The procedure for lending securities is for the borrower to give the lending Portfolio collateral consisting of cash or cash equivalents. The lending Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Fund anticipates that securities will be loaned only under the following conditions: (1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities increase in value,
(2) the loan will be made in accordance with New York Stock Exchange Rules, which presently require the borrower, after notice, to redeliver the securities within five business days, (3) any cash collateral invested by a Portfolio will be in short-term investments which give maximum liquidity so that the collateral may be paid back to the borrower when the securities are returned, and (4) the Portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities. It is the intention of the investment adviser to structure agreements dealing with the lending of securities so that voting rights attached to those securities will be retained by the Fund. For the purposes of these restrictions, collateral arrangements with respect to options forward currency and futures transactions will not be deemed to involve a pledge of assets.

--------------------------------------------------------------------------------
THE FUND AND
ITS MANAGEMENT
------------------------------------


                        The Fund was incorporated under Minnesota law on February 21, 1985. The Fund is a series fund, which means that it has several different Portfolios. Each of the Fund's Portfolios, except the Global Bond Portfolio, operates as a diversified, open-end management investment company. The Global Bond Portfolio operates as a non-diversified, open-end management investment company. The business and affairs of the Fund are managed by its Board of Directors.

  A separate class of the Fund's capital stock, par value of $.01 per share, is issued for each Portfolio. A share of each class represents an undivided interest in the assets of the Portfolio attributable to that class, and a shareholder is entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains of each Portfolio or Portfolios in which shares are held.
  Shares of each Portfolio, including fractional shares, have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The sole shareholder of the Fund and its Portfolios, Minnesota Mutual (through certain of its separate accounts), will vote Fund shares allocated to its separate accounts in accordance with instructions received from contract owners. In the event no instructions are received from owners of the Contracts with respect to shares of a Portfolio held by a sub-account of a separate account of Minnesota Mutual, Minnesota Mutual will vote such shares in the same proportion as shares of the Portfolio held by such sub-account for which instructions have been received.

--------------------------------------------------------------------------------
INVESTMENT
ADVISER
------------------------------------


                 The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its current business in June of 1994. It provides investment advisory services to the Fund. Advantus Capital provides advisory services to eleven other mutual funds (Advantus Horizon Fund, Inc., Advantus Spectrum Fund, Inc., Advantus

Mortgage Securities Fund, Inc., Advantus Money Market Fund, Inc., Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Venture Fund, Inc., Advantus Index 500 Fund, Inc., and MIMLIC Cash Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for Minnesota Mutual and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of more than $13.4 billion. The address of the Fund, Advantus Capital, MIMLIC Management and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.


  Advantus Capital acts as an investment adviser to the Fund pursuant to the Investment Advisory Agreement. Advantus Capital selects and reviews the Fund's investments, either directly or through sub-advisers, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital. The Growth, Bond, Money Market, Asset Allocation and Mortgage Securities Portfolios of the Fund pay Advantus Capital a fee equal to an annual rate of .50% of average daily net assets. The Index 500 and Index 400 Mid-Cap Portfolios pay Advantus Capital a fee equal to an annual rate of .40% of average daily net assets. The Capital Appreciation, Small Company, Value Stock, Small Company Value and Real Estate Securities Portfolios each pay Advantus Capital a fee equal to an annual rate of
 .75% of average daily net assets. International Stock Portfolio pays Advantus Capital a fee equal to an annual rate of 1.00% on the first $10 million of average daily net assets, .90% on the next $15 million, .80% on the next $25 million, .75% on the next $50 million and .65% on the next $100 million and thereafter. The Maturing Government Bond Portfolios pay an advisory fee equal to an annual rate of .25% of average daily net assets, however, the Portfolio which matures in 1998 will pay a rate of .05% from its inception to April 30, 1998 and
 .25% thereafter and the Portfolio which matures in 2002 will pay a rate of .05% from its inception to April 30, 1998 and .25% thereafter of average daily net assets. The Global Bond Portfolio pays Advantus Capital a fee equal to an annual rate of .60% of average daily net assets and as the International Bond Portfolio it paid an advisory fee of the same amount. The Micro-Cap Value Portfolio will pay Advantus Capital a fee equal to an annual rate of 1.25% of average daily net assets. The Macro-Cap Value Portfolio pays Advantus Capital a fee equal to an annual rate of .70% of average daily net assets. The Micro-Cap Growth Portfolio pays Advantus Capital a fee equal to an annual rate of 1.10% of average daily net assets.


  From its advisory fee for the Capital Appreciation Portfolio, Advantus Capital pays Winslow Management a fee equal to .375% of all average daily net assets under its Investment Sub-Advisory Agreement. From its advisory fee for the International Stock Portfolio, Advantus Capital pays Templeton Counsel a fee equal to .75% on the first $10 million of average daily net assets, .65% on the next $15 million, .55% on the next $25 million, .50% on the next $50 million and
 .40% on the next $100 million and thereafter for its services under its Investment Sub-Advisory Agreement. From its advisory fee for the Global Bond Portfolio (formerly the International Bond Portfolio), Advantus Capital previously paid Julius Baer Investment Management Inc. ("JBIM") a fee equal to
 .35% of all daily net assets from its advisory fee for the Global Bond Portfolio. Advantus Capital will pay JBIM a fee equal to .30% of all daily net assets under its Investment Sub-Advisory Agreement, beginning May 1, 1998. From its advisory fee for the Macro-Cap Value Portfolio, Advantus Capital pays Morgan Investment a fee equal to .45% of all daily net assets under its Investment Sub-Advisory Agreement. From its advisory fee for the Micro-Cap Growth Portfolio, Advantus Capital pays Wall Street Associates a fee equal to .85% of all daily net assets under its Investment Sub-Advisory Agreement.


  Advantus Capital acts as investment adviser and manager for the Fund, except as those duties have been delegated pursuant to the investment sub-advisory agreements. See "Manager of Managers Strategy" and "Investment Sub-Advisers," below. Advantus Capital also provides executive and other personnel for the management of the Fund. Advantus Capital also furnishes the Fund office space and all necessary office facilities and equipment and personnel for servicing the investments of the Fund. For each of the last three calendar years, the various Portfolios paid the following amounts as investment advisory fees:


                                   ADVISORY FEES PAID
PORTFOLIO                     1997        1996        1995
-------------------------------------------------------------
GROWTH                     $           $1,125,803  $  905,136
BOND                                      555,501     435,045
MONEY MARKET                              220,573     126,630
ASSET ALLOCATION                        1,899,245   1,538,272
MORTGAGE SECURITIES                       355,705     322,465
INDEX 500                                 645,280     388,206
CAPITAL APPRECIATION                    1,435,461   1,071,527
INTERNATIONAL STOCK                     1,293,012     955,095
SMALL COMPANY                             937,728     552,670
MATURING GOVERNMENT
 BOND --
  1998 PORTFOLIO                            2,632       2,184
  2002 PORTFOLIO                            1,657       1,441
  2006 PORTFOLIO                            6,682       5,450
  2010 PORTFOLIO                            4,631       2,888
VALUE STOCK                               449,978     141,207
SMALL COMPANY VALUE                           N/A         N/A
GLOBAL BOND                                   N/A         N/A
INDEX 400 MID-CAP                             N/A         N/A
MACRO-CAP VALUE                               N/A         N/A
MICRO-CAP GROWTH                              N/A         N/A


  The Fund pays all its costs and expenses which are not assumed by Advantus Capital. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of Advantus Capital or any of its affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Advantus Capital shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. Advantus Capital also bears all costs under its agreement with Wilshire Associates for the use by Advantus Capital, in connection with the Index 500 Portfolio, of Wilshire Associates' proprietary index fund statistical sampling technique.
  The names and titles of the portfolio managers employed by Advantus Capital, or the Sub-Advisers, who are primarily responsible for the day-to-day management of each of the Fund's Portfolios, other than the Index 500 and Index 400 Mid-Cap Portfolios, the length of time employed in that position, and their other business experience during the past five years are set forth below:


                PORTFOLIO MANAGER    PRIMARY PORTFOLIO
PORTFOLIO           AND TITLE          MANAGER SINCE            BUSINESS EXPERIENCE DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
GROWTH         THOMAS A. GUNDERSON   JUNE 30, 1997     VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
               VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
BOND           WAYNE R. SCHMIDT      MAY 1, 1991       VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
               VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
MONEY MARKET   WAYNE R. SCHMIDT      MAY 1, 1991       VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
               VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
ASSET          THOMAS A. GUNDERSON   JANUARY 1, 1989   VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
ALLOCATION     VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
MORTGAGE       KENT R. WEBER         JANUARY 1, 1990   VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
SECURITIES     VICE PRESIDENT AND                      MIMLIC MANAGEMENT
               PORTFOLIO MANAGER
CAPITAL        CLARK WINSLOW         NOVEMBER 13, 1992 PRESIDENT, PORTFOLIO MANAGER AND DIRECTOR, WINSLOW CAPITAL
APPRECIATION   PRESIDENT, WINSLOW                      MANAGEMENT, INC.; SENIOR VICE PRESIDENT AND PORTFOLIO
               CAPITAL MANAGEMENT,                     MANAGER, ALLIANCE CAPITAL MANAGEMENT L.P.
               INC.
INTERNATIONAL  GARY R. CLEMONS       JUNE 2, 1997      SENIOR VICE PRESIDENT, PORTFOLIO MANAGEMENT/ RESEARCH,
STOCK          SENIOR VICE                             TEMPLETON INVESTMENT COUNSEL, INC., SINCE 1993; PORTFOLIO
               PRESIDENT, TEMPLETON                    MANAGER/RESEARCH ANALYST, TEMPLETON QUANTITATIVE ADVISERS
               INVESTMENT COUNSEL,                     FROM 1990 TO 1993
               INC.

                PORTFOLIO MANAGER    PRIMARY PORTFOLIO
PORTFOLIO           AND TITLE          MANAGER SINCE            BUSINESS EXPERIENCE DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
SMALL COMPANY  JAMES P. TATERA       APRIL 23, 1993    SENIOR VICE PRESIDENT OF ADVANTUS CAPITAL; VICE PRESIDENT OF
               SENIOR VICE                             MIMLIC MANAGEMENT; SECOND VICE PRESIDENT OF MINNESOTA MUTUAL
               PRESIDENT AND EQUITY
               PORTFOLIO MANAGER
MATURING       KENT R. WEBER         APRIL 25, 1994    VICE PRESIDENT OF ADVANTUS CAPITAL, INVESTMENT OFFICER OF
GOVERNMENT     INVESTMENT OFFICER                      MIMLIC MANAGEMENT; ASSISTANT PORTFOLIO MANAGER OF MORTGAGE
BOND -- 1998,  AND PORTFOLIO                           SECURITIES PRIOR TO 1990
2002, 2006     MANAGER
AND 2010
VALUE STOCK    MATTHEW D. FINN       APRIL 25, 1994    VICE PRESIDENT OF ADVANTUS CAPITAL; OWNER, MANAGING
               VICE PRESIDENT AND                      DIRECTOR, UNIFIED CAPITAL MANAGEMENT, BLOOMFIELD HILLS,
               PORTFOLIO MANAGER                       MICHIGAN, SEPTEMBER 1993 TO APRIL 1994; VICE
                                                       PRESIDENT/PORTFOLIO MANAGER, ACORN ASSET MANAGEMENT,
                                                       BLOOMFIELD HILLS, MICHIGAN, FEBRUARY 1990 TO SEPTEMBER 1993
SMALL COMPANY  MATTHEW D. FINN       OCTOBER 1, 1997   INVESTMENT OFFICER OF MIMLIC MANAGEMENT; OWNER, MANAGING
VALUE          INVESTMENT OFFICER                      DIRECTOR, UNIFIED CAPITAL MANAGEMENT, BLOOMFIELD HILLS,
               AND PORTFOLIO                           MICHIGAN, SEPTEMBER 1993 TO APRIL 1994; VICE PRESIDENT/
               MANAGER                                 PORTFOLIO MANAGER, ACORN ASSET MANAGEMENT, BLOOMFIELD HILLS,
                                                       MICHIGAN, FEBRUARY 1990 TO SEPTEMBER 1993
GLOBAL BOND    EDWARD C. DOVE        OCTOBER 1, 1997   DIRECTOR, FIXED INCOME, JULIUS BAER INVESTMENT MANAGEMENT
(FORMERLY      DIRECTOR, FIXED                         INC. ("JBIM") SINCE JANUARY 1995, PRIOR TO, FROM DECEMBER
INTERNATIONAL  INCOME, JULIUS BAER                     1992 TO DECEMBER 1994, SENIOR FIXED INCOME PORTFOLIO
BOND)          INVESTMENT                              MANAGER, JBIM
               MANAGEMENT INC.
MACRO-CAP      MICHAEL J. KELLY      OCTOBER 1, 1997   INSTITUTIONAL PORTFOLIO MANAGER
VALUE          VICE PRESIDENT, J.P.
               MORGAN INVESTMENT
               MANAGEMENT INC.
MICRO-CAP      WILLIAM JEFFERY,      OCTOBER 1, 1997   PRINCIPAL AND PORTFOLIO MANAGERS
GROWTH         III, KENNETH F.
               MCCAIN AND RICHARD
               S. COONS, PRINCIPALS
               AND PORTFOLIO
               MANAGERS, WALL
               STREET ASSOCIATES
REAL ESTATE    JOSEPH R. BETLEJ      MAY 1, 1998       VICE PRESIDENT OF ADVANTUS CAPITAL; INVESTMENT OFFICER OF
SECURITIES     INVESTMENT OFFICER                      MIMLIC MANAGEMENT
               AND PORTFOLIO
               MANAGER



  Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth, Bond, Money Market, Asset Allocation, and Mortgage Securities Portfolios, .55% of average daily net assets for the Index 500 and Index 400 Mid-Cap Portfolios, .90% of average daily net assets for the Capital Appreciation, Small Company, Value Stock, Small Company Value and Real Estate Securities Portfolios, 1.60% of average daily net assets of Global Bond Portfolio, 1.40% of average daily net assets of Micro-Cap Value Portfolio, .85% of average daily net assets of Macro-Cap Value Portfolio, and 1.25% of average daily net assets of Micro-Cap Growth Portfolio. In addition, Minnesota Mutual has voluntarily agreed to absorb expenses that exceed 1.00% for the International Stock Portfolio, other than the advisory fee which may not exceed 1.00%. In addition, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .40% of average daily net assets for each of the four Maturing Government Bond Portfolios; however, for the Portfolios which mature in 1998 and 2002, Minnesota Mutual has voluntarily agreed to absorb such fees and expenses which exceed .20% of average daily net assets from the Portfolio's inception to April 30, 1998 and which exceed .40% of average daily net assets thereafter. For each of the last three calendar years, the expenses voluntarily absorbed by Minnesota Mutual for the various Portfolios were as follows:


                                    EXPENSES VOLUNTARILY ABSORBED
PORTFOLIO                            1997       1996       1995
------------------------------------------------------------------
GROWTH                             $          $     -0-  $     -0-
BOND                                                -0-        -0-
MONEY MARKET                                        -0-        -0-
ASSET ALLOCATION                                    -0-        -0-
MORTGAGE SECURITIES                                 -0-        -0-
INDEX 500                                           -0-        -0-
CAPITAL APPRECIATION                                -0-        -0-
INTERNATIONAL STOCK                                 -0-        -0-
SMALL COMPANY                                       -0-        -0-
MATURING GOVERNMENT BOND --
  1998 PORTFOLIO                                 27,510     22,794
  2002 PORTFOLIO                                 31,158     24,709
  2006 PORTFOLIO                                 31,536     25,199
  2010 PORTFOLIO                                 33,042     26,308
VALUE STOCK                                         -0-     11,610
SMALL COMPANY VALUE                                 N/A        N/A
GLOBAL BOND                                         N/A        N/A
INDEX 400 MID-CAP                                   N/A        N/A
MACRO-CAP VALUE                                     N/A        N/A
MICRO-CAP GROWTH                                    N/A        N/A


  There is no specified or minimum period of time during which Minnesota Mutual has agreed to continue its voluntary absorption of these expenses, and Minnesota Mutual may in its discretion cease its absorption of expenses at any time. Should Minnesota Mutual cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.
  Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

--------------------------------------------------------------------------------

MANAGER OF

MANAGERS STRATEGY
------------------------------------


                            The Fund and Advantus Capital have obtained an
exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the sub-advisers or continue the employment of a sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any sub-adviser changes. Shareholders have the right to terminate arrangements with a sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one sub-adviser, the order also permits the Fund to disclose such sub-adviser's fees only in the aggregate or in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing sub-advisers due to its responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.


--------------------------------------------------------------------------------
INVESTMENT
SUB-ADVISERS
------------------------------------


                        Each of the Fund's sub-advisers is registered as an investment adviser under the Investment Advisers Act of 1940. Agreements with the sub-advisers have heretofore been approved by the vote of a majority of the outstanding voting securities of each Portfolio to be managed by the sub-adviser.

  Winslow Capital Management, Inc. (hereinafter "Winslow Management"), a Minnesota corporation with offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Capital Appreciation Portfolio, subject to the general control of the Board of Directors of the Fund. Winslow Management is a registered investment adviser under the Investment Advisers Act of 1940. The firm was established by its investment principals with a focus on providing management services to growth equity investment accounts. Winslow Management has one other investment company client for which it acts as the investment adviser. Other assets currently under management are managed for corporate, endowment, foundation, retirement system and individual clients.
  Templeton Investment Counsel, Inc. (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the

International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., which in turn is a wholly-owned subsidiary of Franklin Resources, Inc.

  Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Global Bond Portfolio, formerly the International Bond Portfolio, subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd. Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April of 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.

  J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Macro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.
  Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA is jointly and equally owned by its founders, William Jeffery, III, Kenneth F. McCain and Richard S. Coons, who also serve as fund managers.

--------------------------------------------------------------------------------
PURCHASE AND
REDEMPTION
OF SHARES
------------------------------------

                     The Fund currently offers its shares continuously only to Minnesota Mutual and its separate accounts. The shares are sold to that company directly without the use of any underwriter. It is possible that at some later date the Fund may offer shares to other investors.
  The offering price and the redemption price of Portfolio shares are equal to the net asset value per share next determined after an order for a purchase or redemption is received. The net asset value per share for each Portfolio is determined by adding the current value of all securities and all other assets held by such Portfolio, subtracting liabilities, and dividing the remainder by the number of shares outstanding. The Money Market Portfolio values its investments at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.
  The net asset value of the shares of the Portfolios shall be computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Except with respect to securities of the Money Market Portfolio and of some securities of the International Stock Portfolio, the Fund values its securities as follows: A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the last bid price on that exchange. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt securities of the International Stock Portfolio with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, and all securities in the Money Market Portfolio, are valued at amortized cost.

--------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS
------------------------------------


                     It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, exclusive of the Money Market Portfolio, will consist of all dividends or interest earned by the Portfolio less expenses, including the investment advisory fee. Net investment income for dividend purposes of the Money Market Portfolio will consist of the interest earned on investments, plus or minus amortized purchase discount or premium, plus or minus realized gains and losses, less expenses, including the investment advisory fee. Dividends from the net investment income and the net realized gains, if any, for each Portfolio, exclusive of the Money Market Portfolio, will be declared at least annually and reinvested in additional full and fractional shares of that Portfolio. Dividends from net investment income and net realized capital gains, if any, for the Money Market Portfolio will be declared and reinvested daily.


--------------------------------------------------------------------------------
TAXES
------------------------------------

          Starting in fiscal year 1987, as a result of changes included in the Tax Reform Act of 1986, each Portfolio is treated as a separate entity for federal income tax purposes.


  The Fund and each Portfolio qualified for the year ended December 31, 1997 and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). If each Portfolio qualifies as a regulated investment company and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income taxes on the amounts distributed.

  Since Minnesota Mutual currently is the sole shareholder of the Fund, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the Contracts, see the attached Prospectus for those Contracts.

--------------------------------------------------------------------------------
CUSTODIANS
------------------------------------

                  First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, acts as custodian of the securities held by the Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company, Value Stock, Small Company Value, Index 400 Mid-Cap, Micro-Cap Value, Macro-Cap Value and Micro-Cap Growth Portfolios. Bankers Trust Company, 280 Park Avenue, New York, New York 10017, acts as custodian of the securities held by the Bond, Mortgage Securities, the four Maturing Government Bond Portfolios and Global Bond Portfolio. The custodian for the Money Market and International Stock Portfolios is Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 acts as sub-custodian of the International Stock Portfolio's assets and portfolio securities. Pursuant to Rule 17f-5 under the 1940 Act, the Board of Directors of the Fund has also approved, in connection with the International Stock and Global Bond Portfolios, the use of various foreign sub-custodian banks and securities depositories to maintain foreign securities in or near the market in which they are principally traded and to maintain cash in amounts reasonably necessary to effect foreign securities transactions in such locations. The Board of Directors may from time to time approve other sub-custodian banks pursuant to Rule 17f-5.

  Each custodian is authorized to use the facilities of the Depository Trust Company and the book-entry system of the Federal Reserve Banks and may enter into agreements with other banks for the custody by such banks of Fund securities where direct custody by such custodian would be impracticable.

--------------------------------------------------------------------------------
THE STANDARD &
POOR'S LICENSE
------------------------------------

                       Standard & Poor's ("S&P") is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P
400-Registered Trademark-," "Standard & Poor's 500," "Standard & Poor's MidCap 400" and "500" and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.
  The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index 500 or Index 400 Mid-Cap Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio particularly or the ability of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio to track general stock market performance. S&P's only relationship to the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.
  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEX OF THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE INDEX 500 PORTFOLIO AND THE INDEX 400 MID-CAP PORTFOLIO, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATE INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

--------------------------------------------------------------------------------

APPENDIX A

------------------------------------
                  Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

--------------------------------------------------------------------------------
UNDERLYING                                                                     -
MORTGAGES
             Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rates mortgages, growing equity mortgages, graduated payment mortgages and other types.
  All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

--------------------------------------------------------------------------------
LIQUIDITY AND                                                                  -
MARKETABILITY
                Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

--------------------------------------------------------------------------------
AVERAGE                                                                        -
LIFE
          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

--------------------------------------------------------------------------------
YIELD                                                                          -
CALCULATIONS
              Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.
  Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Mortgage Securities Portfolio. The compounding effect from reinvestments of monthly payments received by the Mortgage Securities Portfolio will increase the yield to that Portfolio compared to bonds that pay interest semi-annually.

--------------------------------------------------------------------------------
GOVERNMENTAL AND GOVERNMENT-                                                   -
RELATED GUARANTORS
                                The principal governmental (i.e., backed by the
full faith and credit of the United States Government) guarantor of mortgage-related securities is the Government

National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.
  Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association and the Federal Home Loan Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
  The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgage from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States Government.

    PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
             -------------------------------------------------------------

                           ADVANTUS SERIES FUND, INC.

                      Statement of Additional Information

Dated: May 1, 1998



     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Fund's current Prospectus, dated May 1, 1998, which may be obtained by calling the Fund at (612) 665-3500, after July 1, 1998 (651)665-3500, or writing the Fund at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.


                    ________________________________________

                               Table of Contents

The Fund ............................................................   2

Investment Objectives and Policies ..................................   3

Investment Restrictions .............................................   6

Portfolio Turnover ..................................................   9

Directors and Executive Officers ....................................  10

Investment Advisory and Other Services ..............................  12

Portfolio Transactions and Allocation of Brokerage ..................  18

Purchase and Redemption of Shares ...................................  20

Fund Shares and Voting Rights .......................................  20

Net Asset Value .....................................................  21

Performance Data ....................................................  23

Taxes ...............................................................  28

Reports to Shareholders .............................................  28

Independent Auditors ................................................  28

Appendix I - Rating of Bonds and Commercial Paper ...................  29

                                    THE FUND


     Advantus Series Fund, Inc. ("Fund"), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that Global Bond Portfolio operates as a non-diversified, open-end management investment company. Prior to a change of its name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The investment adviser of the Fund is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital has entered into investment sub-advisory agreements under which various investment managers provide investment services. Winslow Capital Management, Inc. ("Winslow Management") serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio and Templeton Investment Counsel, Inc. ("Templeton Counsel") serves as investment sub-adviser to the Fund's International Stock Portfolio. Julius Baer Investment Management Inc. serves as investment sub-adviser to the Fund's Global Bond Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.


     Currently, the shares of the Fund are sold only to The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") through certain of its separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by Minnesota Mutual. The Fund may be used for other purposes in the future. The Fund may also sell its shares to separate accounts of Northstar
Life Insurance Company, a wholly-owned subsidiary of Minnesota Mutual domiciled in the state of New York. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts.


     Minnesota Mutual, through its separate accounts which fund the Contracts, owns 100% of the shares outstanding of each Portfolio of the Fund.
 Minnesota Mutual, on October 22, 1985, provided the initial capital of the Fund by purchasing 4,500,000 shares of the Growth Portfolio, Bond Portfolio, Money Market Portfolio and Asset Allocation Portfolio for $4,500,000. On April 28, 1987, Minnesota Mutual provided initial capital for additional portfolios by purchasing 11,000,000 shares of the Mortgage Securities Portfolio, Index 500 Portfolio and Capital Appreciation Portfolio for $11,000,000. Those initial shares were not attributable to any of the Contracts and were redeemed by Minnesota Mutual during 1991. On April 27, 1992, Minnesota Mutual provided initial capital for the International Stock Portfolio by purchasing 10,000,000 shares of the Portfolio for $10,000,000. Those initial shares, together with the additional shares attributable to them as a result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. In addition, Minnesota Mutual provided initial capital in the amount of $3,000,000 on April 22, 1993, for the Small Company Portfolio and, as a result, those initial shares, together with additional shares attributable to them as a result of reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. On May 2, 1994, Minnesota Mutual provided initial capital for the four Maturing Government Bond Portfolios and the Value Stock Portfolio and those initial shares, together with the additional shares attributable to them as the result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. After Minnesota Mutual's initial contribution of $3,400,000, representing 3,400,000 shares of the Maturing Government Bond Portfolio - 1998, its contribution of $2,600,000, representing 2,600,000 shares of the Maturing Government Bond Portfolio - 2002, its contribution of $1,900,000 representing 1,900,000 shares of the Maturing Government Bond Portfolio - 2006, its contribution of $1,100,000 representing 1,100,000 shares of the Maturing Government Bond Portfolio - 2010, and its contribution of $3,000,000, representing 3,000,000 shares of the Value Stock Portfolio, those shares represented 100% of the issued and outstanding shares for those Portfolios as of May 2, 1994.

On September 24, 1997, Minnesota Mutual provided initial capital for the International Bond Portfolio (now the Global Bond Portfolio) in the amount of $25,000,000; the resulting initial shares, together with any additional shares attributable to them as a result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. On September 29, 1997, Minnesota Mutual provided initial capital for the Index 400 Mid-Cap Portfolio and the Small Company Value Portfolios in the amount of $5,000,000 for each Portfolio; the resulting initial shares, together with any additional shares attributable to them as a result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. An additional Portfolio has been created (Micro-Cap Value), but no initial capital has been provided as of the date of the Prospectus and this Statement of Additional Information. On October 15, 1997, Minnesota Mutual provided initial capital for the Macro-Cap Value Portfolio in the amount of $5,000,000; the resulting initial shares, together with any additional shares attributable to them as a result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts. On September 15, 1997, Minnesota Mutual provided initial capital for the Micro-Cap Growth Portfolio in the amount of $5,000,000; the resulting initial shares, together with any additional shares attributable to them as a result of the reinvestment of dividends and capital gains distributions, are not attributable to any of the Contracts.


     Contract owners should consider that the investment experience of the Portfolio or Portfolios they select will affect the value of and the benefits provided under the Contract. See the Prospectus for the Contracts for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a Contract.



                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the Portfolios are set forth in detail in the text of each Portfolio's Prospectus under "Investment Objectives and Policies."



When-Issued Securities, Forward Commitments and Mortgage Dollar Rolls



     The Bond, Asset Allocation, Mortgage Securities, Global Bond and Macro-Cap Value Portfolios may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.



     The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices.
For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's net asset value.


     When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions, the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities, having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)


     In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Bond, Asset Allocation and Mortgage Securities Portfolios may enter into mortgage "dollar rolls." These transactions are entered into in order to generate incremental income and without the intention of actually acquiring securities. In such circumstances the Portfolio agrees to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. The Portfolio may receive a negotiated fee as an inducement to "roll over" its purchase commitment. For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.


Debt Securities and Down-Graded Instruments


     Certain Portfolios may invest in non-convertible debt securities rated BBB or Baa or higher by S&P or Moody's, respectively as described in the Prospectus. Each of Bond, Asset Allocation and Mortgage Securities Portfolios may also invest up to 5% of its total assets in debt securities rated BB or Ba by S&P or Moody's, respectively. The Global Bond Portfolio may invest up to 5% of its net assets in securities rated B or higher by S&P or Moody's. The Value Stock, Small Company Value, Micro Cap Value and Micro-Cap Growth Portfolios may also invest in debt securities convertible into common stock which are rated lower than BBB or Baa but which are rated at least B- by S&P or B3 by Moody's. In each case, the respective Portfolio may also invest in securities which are unrated if the Portfolio's investment adviser determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Portfolio's general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio's investment adviser, such classification reasonably reflects the security's quality and risk. (See the Portfolio's Prospectus for information regarding these securities and the Portfolio's policy regarding them.)


     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio's net asset value.


     These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios' general policy to dispose of such down-graded securities except when, in the judgment of a Portfolio's investment adviser, it is to the Portfolio's advantage to continue to hold such securities. In no event, however, will any Portfolio hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio.
This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.



     Low rated (i.e., below BBB) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.


     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.


     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Portfolio may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.



OPTIONS

     The Small Company Value, Micro-Cap Value and Micro-Cap Growth Portfolios may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Portfolio realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Portfolio foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Portfolio does not write call options in an aggregate amount greater than 15% of its net assets.


     The Portfolio purchases call options only to close out a postion. When an option is written on securities in the Portfolio's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Portfolio's position, or the Portfolio may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Portfolio may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Portfolio has written. The Portfolio realizes a short-term capital gain if the amount paid to purchase the call option is less than the preium received for writing a similar option. Generally, the Portfolio realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

     The restrictions numbered 1 through 10 and the statement dealing with senior securities are fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund's outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

     Restrictions numbered 11-17 are not fundamental and may be changed by the Fund's Board of Directors.

     The Fund may not issue senior securities except to the extent that the borrowing of money in accordance with restriction 3 or the entering into reverse repurchase agreements as described in restriction 6 may constitute the issuance of a senior security, and each Portfolio, except as may be noted, will not:

    1. With respect to at least 75% of the value of the total assets in the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and bank obligations) or invest in more than 10% of the voting securities of any one issuer. This limitation shall not apply to the International Bond Portfolio.

       For additional information with respect to investment of assets in the Money Market Portfolio, see the additional description in this Statement of Additional Information under the heading entitled "Net Asset Value."

    2. Purchase the securities of issuers conducting their principal business activity in a single industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets, provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and
       (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of United States banks and savings and loan associations and this limitation shall not apply in the Mortgage Securities Portfolio to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive positions, be invested) and this limitation shall not apply to the International
       Bond Portfolio.

    3. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate by any particular Portfolio may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made and a Portfolio may not make additional investments during any period that its borrowings exceed 5% of the value of the Portfolio's total assets. For purposes of this restriction, "borrowing" shall not include reverse repurchase agreements.

    4. Lend securities in excess of 20% of the value of its total assets. For the purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

    5. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equal in kind and amount to those sold, and only to the extent that the Portfolio's short positions will not at the time of any short sales aggregate in total sale prices more than 10% of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the use of margin.

    6. Enter into reverse repurchase agreements if such investments, taken together with borrowings represented by senior securities of the Portfolio, exceed 33 1/3% of the total assets of the Portfolio less liabilities other than obligations under such borrowings and reverse repurchase agreements.

    7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

    8. Purchase or sell real estate, except that each Portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

    9. Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, including futures contracts except that the International Stock Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and it may purchase and sell futures contracts on foreign securities and options on such futures contracts. This restriction does not prevent the Portfolios from purchasing securities of companies investing in any of the foregoing.

   10. Lend money to other persons except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For the purposes of this restriction, collateral arrangements with respect to options, forward currency and future transactions will not be deemed to involve loans of securities. Securities lending may be specifically authorized for a Portfolio as described in the Prospectus.

   11. Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are illiquid or otherwise not readily marketable; provided, however, the Money Market Portfolio shall not invest in excess of 10% of its net assets in such illiquid securities.

   12. Pledge, hypothecate, mortgage or transfer (except as provided in restrictions 4 and 6) as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of any Portfolio's total assets and then only to secure borrowings permitted by restrictions 3 and 5. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve a pledge of assets.


   13. Purchase foreign securities not publicly traded in the United States except that: (i) each of the Growth, Small Company, Value Stock, Small Company Value, Micro-Cap Value, Macro-Cap Value and Micro-Cap Growth Portfolios each may invest up to 10% of the value of its total assets in securities of foreign issuers, (ii) the Money Market Portfolio may invest in obligations of Canadian chartered banks, London branches of United States banks and United States branches or agencies of foreign banks, and (iii) the Asset Allocation Portfolio may invest in such securities subject to the restrictions applicable to those four Portfolios. The provisions of this restriction apply to all Portfolios other than the International Stock Portfolio and the Global Bond Portfolio.

   14. Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Portfolio's total assets would be invested in such securities.

   15. Issue or acquire puts, calls, or combinations thereof, except to the extent a Portfolio is specifically authorized to engage in such activities as reflected in the Prospectus.

   16. Purchase securities for the purpose of exercising control or management.

   17. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised by Advantus Capital or its Sub-Advisers, to reduce brokerage commissions or otherwise to achieve best overall execution).

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

     Several other limitations apply with respect to the investment activities of the Portfolios. These limitations, which arise from the requirements of various states in which the underlying contracts are offered, have been adopted by the Fund in order to secure compliance. As a result of these further limitations, some investment practices otherwise permitted under those restrictions described above in paragraphs 1, 3 and 6 are no longer allowed. In particular, the Fund has agreed that as long as the underlying contracts are offered in such states the Fund (i) will not purchase or otherwise acquire the voting security of any issuer if as a result of such acquisition all of the Fund's Portfolios in the aggregate will own more than 10% of the total issued and outstanding voting securities of such issuer, and (ii) will limit its borrowing for any particular Portfolio to (a) 10% of the Portfolio's total assets when borrowing for any general purpose and (b) 25% of the Portfolio's total assets when borrowing as a temporary measure to facilitate redemptions. For the purpose of these aggregate limitations on borrowing, reverse repurchase agreements will be considered to be borrowings.

                               PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities with maturities at the time of acquisition of one year or less). A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital such a sale is advisable.

     The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio's assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio's holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

     It is anticipated that the annual portfolio turnover rates for the equity portfolios will not exceed 100%, and that the annual portfolio turnover rates for the Bond, Capital Appreciation, Mortgage Securities and International Bond Portfolios will not exceed 200%. In the Asset Allocation Portfolio, portfolio turnover rate for the common stock and other equity securities held by it will approximate the portfolio turnover rate of the Growth Portfolio generally. Similarly, the portfolio turnover rate of the Asset Allocation Portfolio with respect to bonds and other debt securities with maturities generally exceeding one year will approximate the portfolio turnover of the Bond Portfolio. In addition, portfolio turnover will be increased in the Asset Allocation Portfolio to the extent that emphasis in its holdings may shift from one type of security to another. Turnover will, therefore, be dependent as well upon economic conditions or general levels of securities prices. For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

                                     Portfolio Turnover Rate
                                     -----------------------

   Portfolio                         1997      1996      1995
   ---------                         ----      ----      ----
   Growth                                      154.7%   91.9%
   Bond                                        154.0    205.4
   Money Market                                  N/A      N/A
   Asset Allocation                            120.1    157.0
   Mortgage Securities                          70.0    133.7
   Index 500                                    15.2      4.8
   Capital Appreciation                         62.9     51.1
   International Stock                          11.5     20.5
   Small Company                                74.4     61.3
   Maturing Government Bond -
     1998 Portfolio                             18.1      9.0
     2002 Portfolio                             21.9      -0-
     2006 Portfolio                             25.7     10.0
     2010 Portfolio                             71.0      -0-
   Value Stock                                  88.6    164.2


                        DIRECTORS AND EXECUTIVE OFFICERS

   The names, addresses, principal occupations, and other affiliations of directors and executive officers of the Fund are given below:

                                 Position with    Principal Occupation and other
Name, Age and Address              the Fund         Affiliations (past 5 years)
---------------------            -------------    -----------------------------

Charles E. Arner, 75             Director         Retired; Vice Chairman of
E-1218 First National                             The First National Bank of
 Bank Building                                    Saint Paul from November
St. Paul, Minnesota 55101                         1983 through June 1984;
                                                  Chairman and Chief Executive
                                                  Officer of The First National
                                                  Bank of Saint Paul from
                                                  October 1980 through November
                                                  1983



Ellen S. Berscheid, Ph.D., 61    Director         Regents' Professor of
Department of Psychology                          Psychology, University of
University of Minnesota                           Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455



Frederick P. Feuerherm*, 51      Treasurer and    Second Vice President of The
The Minnesota Mutual Life        Director         Minnesota Mutual Life
 Insurance Company                                Insurance Company; Vice
400 Robert Street North                           President and Assistant
St. Paul, Minnesota 55101                         Secretary of MIMLIC
                                                  Asset Management Company



Ralph D. Ebbott, 70              Director         Retired; Vice President and
409 Birchwood Avenue                              Treasurer, Minnesota Mining
White Bear Lake,                                  and Manufacturing Company
 Minnesota 55110                                  through June 1989

Robert E. Hunstad*, 58           President and    Executive Vice President
The Minnesota Mutual Life        Director         of The Minnesota Mutual Life
 Insurance Company                                Insurance Company; President,
400 Robert Street North                           Northstar Life Insurance
St. Paul, Minnesota 55101                         Company; Director of Ascend
                                                  Financial Services, Inc. CRI
                                                  Securities, Inc., HomePlus
                                                  Insurance Company, Ministers
                                                  Life Insurance Company,
                                                  Ministers Life Resources,
                                                  Northstar Life Insurance
                                                  Company, Minnesota Fire and
                                                  Casualty Company and Viking
                                                  Fire Company (all affiliates
                                                  of Minnesota Mutual)



Donald F. Gruber, 53             Secretary        Assistant General Counsel of
The Minnesota Mutual Life                         The Minnesota Mutual Life
 Insurance Company                                Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


*Denotes directors of the Fund who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or Advantus Capital.


     The Fund has an Executive Committee, elected by the Board of Directors, to exercise the powers of the Board in the management of the business and affairs of the Fund when the Board is not in session. The Executive Committee is composed of Messrs. Hunstad and Feuerherm.



     No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital. Each director of the Fund who is not affiliated with Advantus Capital or the prior adviser, MIMLIC Asset Management Company, was compensated by the Fund during the fiscal year ended December 31, 1997 in accordance with the following table:



                                       Pension or                    Total
                                       Retirement                 Compensation
                                        Benefits    Estimated        from
                                        Accrued       Annual        Fund and
                                        as Part      Benefits     Fund Complex
                       Compensation     of Fund        Upon         Paid to
Name of Director       from the Fund   Expenses     Retirement    Directors(1)
----------------       -------------   -----------  ----------    ------------
Charles E. Arner                           N/A          N/A
Ellen S. Berscheid                         N/A          N/A
Ralph D. Ebbott                            N/A          N/A


(1) Each Director of the Fund who is not affiliated with MIMLIC Management or Advantus Capital is also a director of the other eleven investment companies of which MIMLIC Management's wholly-owned subsidiary, Advantus Capital, is the investment adviser (twelve investment companies in total-the "Fund Complex"). Such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $5,000 per year and $3,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by the Fund is a pro rata portion based on the ratio that the Fund's total net assets bears to the total net assets of the Fund Complex.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER--GENERALLY

     Advantus Capital has been the investment adviser and manager of the Fund since May 1, 1997. It acts as such pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. The address of Advantus Capital is that of the Fund.

     The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new sub-advisers with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the sub-advisers or continue the employment of a sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any sub-adviser changes. Shareholders have the right to terminate arrangements with a sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one sub-adviser, the order also permits the Fund to disclose such sub-advisers' fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing sub-advisers due to its responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.


     Winslow Management serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Templeton Counsel serves as investment sub-adviser to the Fund's International Stock Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Julius Baer Investment Management Inc. serves as investment sub-adviser to the Fund's Global Bond Portfolio, formerly the International Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital. J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fund's Macro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital. Wall Street Associates serves as investment sub-adviser to the Fund's Micro-Cap Value Portfolio pursuant to an investment sub-advisory agreement with Advantus Capital.


CONTROL AND MANAGEMENT OF ADVISER


     Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of Minnesota Mutual. Minnesota Mutual was organized in 1880, and has assets of approximately $13.4 billion. Frederick
P. Feuerherm, Vice President, Assistant Secretary and a director of MIMLIC Management, is a Second Vice President of Minnesota Mutual. Mr. Feuerherm is also a Director of the Fund. Robert E. Hunstad is Executive Vice President of Minnesota Mutual and a Director of a number of its affiliated companies and is also a Director of the Fund and serves as its President.


INVESTMENT ADVISORY AGREEMENT


     Advantus Capital acts as investment adviser and manager of the Fund under an Investment Advisory Agreement dated May 1, 1997, which became effective the same date when approved by shareholders on April 24, 1997, and which was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1998. Prior to that time, the Fund obtained advisory services from MIMLIC Asset Management Company ("MIMLIC Management"), a subsidiary of Minnesota Mutual. Advantus Capital is a subsidiary of MIMLIC Management. The same portfolio managers who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to eleven other Advantus funds and various private accounts. The address of all these firms is 400 Robert Street North, St. Paul, Minnesota 55101.

     The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

     If the shareholders of a class of capital stock of any Portfolio fail to approve any continuance of the Agreements, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different adviser or other definitive action; provided, that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

     The Agreements may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

SUB-ADVISER - WINSLOW MANAGEMENT

     Winslow Capital Management, Inc. ("Winslow Management"), a Minnesota corporation with principal offices at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management and investment program of the Capital Appreciation Portfolio, subject to the general control of the Board of Directors of the Fund. Winslow Management is a registered investment adviser under the Investment Advisers Act of 1940. The firm was established by its investment principals with a focus on providing management services to growth equity investment accounts. Winslow Management has one other investment company client for which it acts as the investment adviser. Other assets currently under management are managed for corporate, endowment, foundation, retirement system and individual clients.

     Certain clients of Winslow Management may have investment objectives and policies similar to that of the Capital Appreciation Portfolio. Winslow Management may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Capital Appreciation Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Winslow Management to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Winslow Management to the accounts involved, including the Capital Appreciation Portfolio. When two or more of the clients of Winslow Management (including the Capital Appreciation Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INVESTMENT SUB-ADVISORY AGREEMENT


     Winslow Management acts as investment sub-adviser to the Fund's Capital Appreciation Portfolio under an Investment Sub-Advisory Agreement (the "Winslow Management Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date and was approved by shareholders of the Capital Appreciation Portfolio on April 24, 1997. The Winslow Management Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Winslow Management Agreement or interested persons of any such party, on January 14, 1998. The Winslow Management Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Winslow Management Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Capital Appreciation Portfolio's outstanding voting securities on 60 days' written notice to Winslow Management, and by Winslow Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Winslow Management Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Winslow Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.


     Information concerning the services performed by Advantus Capital under the Agreement, by Winslow Management under the Winslow Management Agreement, and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.

SUB-ADVISER - TEMPLETON COUNSEL

     Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Stock Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton

Worldwide, Inc., Ft. Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

     Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

     Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Stock Portfolio. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Stock Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Stock Portfolio. When two or more of the clients of Templeton Counsel (including the International Stock Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INVESTMENT SUB-ADVISORY AGREEMENT - TEMPLETON COUNSEL

     Templeton Counsel acts as an investment sub-adviser to the Fund's International Stock Portfolio under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated May 1, 1997, which became effective the same date it was approved by shareholders of the International Stock Portfolio on April 24, 1997. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 14, 1997. The Templeton Agreement will terminate automatically upon the termination of the Investment Advisory and Supplemental Investment Advisory Agreements and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Stock Portfolio's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Stock Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the agreement, by Templeton Counsel under the Templeton Agreement and the fees payable and expenses borne by the Fund are set forth in the prospectus, which information is incorporated herein by reference.

SUB-ADVISER - JULIUS BAER INVESTMENT MANAGEMENT INC.


     Julius Baer Investment Management Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Global Bond Portfolio, formerly the International Bond Portfolio (Prior to May 1, 1998), subject to the general control of the Board of Directors of the Fund. JBIM is a majority owned subsidiary of Julius Baer Securities, Inc., a registered broker-dealer and investment adviser, which in turn is a wholly-owned subsidiary of Baer Holding Ltd. Julius Baer Securities, Inc. owns 93% of the outstanding stock of JBIM and 7% is owned by three employees of JBIM. JBIM has been registered as an investment adviser since April of 1983. Directly and through Julius Baer Securities, Inc., JBIM provides investment management services to a wide variety of individual and institutional clients, including registered investment companies.

INVESTMENT SUB-ADVISORY AGREEMENT


     JBIM acts as investment sub-adviser to the Fund's Global Bond Portfolio under an Investment Sub-Advisory Agreement (the "JBIM Agreement") with Advantus Capital dated May 1, 1998. The JBIM Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the JBIM Agreement or interested persons of any such party, on January 14, 1998. The JBIM Agreement replaces a previously existing sub-advisory agreement between Advantus Capital and JBIM for the management in the International Bond Portfolio. This previously existing agreement terminated on May 1, 1998.


     The JBIM Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the JBIM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the International Bond Portfolio's outstanding voting securities on 60 days' written notice to JBIM and by JBIM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the JBIM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the JBIM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by JBIM under the JBIM Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.




SUB-ADVISER - J.P. MORGAN INVESTMENT MANAGEMENT INC.

     J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Macro-Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan Investment and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.

INVESTMENT SUB-ADVISORY AGREEMENT


     Morgan Investment acts as investment sub-adviser to the Fund's Macro-Cap Value Portfolio under an Investment Sub-Advisory Agreement (the "Morgan Management Agreement") last Advantus Capital dated May 1, 1997, and became
effective after it was approved by shareholders on October 15, 1997.   The
Morgan Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Morgan Management Agreement or interested persons of any such party, on January 14, 1998.

     The Morgan Management Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Morgan Management Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Macro-Cap Value Portfolio's outstanding voting securities on 60 days' written notice to Morgan Management and by Morgan Management on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Morgan Management Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Macro-Cap Value Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Morgan Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by Morgan Management under the Morgan Management Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.

SUB-ADVISER - WALL STREET ASSOCIATES

     Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Micro-Cap Growth Portfolio, subject to the general control of the Board of Directors of the Fund. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA is jointly and equally owned by its founders, William Jeffery, III, Kenneth F. McCain and Richard S. Coons, who also serve as fund managers.

INVESTMENT SUB-ADVISORY AGREEMENT


     WSA acts as investment sub-adviser to the Fund's Micro-Cap Growth Portfolio under an Investment Sub-Advisory Agreement (the "WSA last Agreement") with Advantus Capital dated May 1, 1997 and became effective after it was approved by shareholders on September 15, 1997. The WSA Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the WSA Agreement or interested persons of any such party, on January 14, 1998.


     The WSA Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Micro-Cap Growth Portfolio's outstanding voting securities on 60 days' written notice to WSA and by WSA on 60 days' written notice to Advantus Capital. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Micro-Cap Growth Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Information concerning the services performed by Advantus Capital under the Investment Advisory Agreement, by WSA under the WSA Agreement and the fees payable and expenses borne by the Fund are set forth in the Prospectus, which information is incorporated herein by reference.

ADMINISTRATIVE SERVICES


     In addition, effective May 1, 1992, the Fund entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund. Prior to May 1, 1998, Minnesota Mutual provided such services at a monthly cost of $________ per Portfolio. Effective May 1, 1998, Minnesota Mutual provides such services at a monthly cost of $________ per Portfolio.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

ADVISER

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for all Portfolios of the Fund, except for those Portfolios which have entered into Sub-Advisory Agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available.
Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Fund enables Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

     There is no formula for the allocation by Advantus Capital of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion.


     To the extent research services are used by Advantus Capital in rendering investment advice to the Fund, such services would tend to reduce Advantus Capital's expenses. However, Advantus Capital does not believe that an exact dollar amount can be assigned to these services. Research services received by Advantus Capital from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by Advantus Capital, and conversely, research services received by Advantus Capital in respect of transactions for such other portfolios will be available for the benefit of the Fund. Brokerage Commissions paid during
1997 were as follows: Growth Portfolio, $       ; Asset Allocation Portfolio,
$       ; Index 500 Portfolio, $       ; Capital Appreciation Portfolio,
$       ; International Stock Portfolio, $       ; Small Company Portfolio,
$       ; Value Stock Portfolio, $      ; Small Company Value, $       ;
Index 400 Mid-Cap Portfolio, $       ; Macro-Cap Value, $       and Micro-Cap
Growth Portfolio, $       . Brokerage Commissions paid during 1996 were as
follows: Growth Portfolio, $974,688; Asset Allocation Portfolio, $569,804; Index 500 Portfolio, $106,973; Capital Appreciation Portfolio, $431,845; International Stock Portfolio, $207,263; Small Company Portfolio, $777,160; and Value Stock Portfolio, $275,395. Brokerage Commissions paid during 1995 were as follows: Growth Portfolio, $474,096; Asset Allocation Portfolio, $412,885; Index 500 Portfolio, $32,651; Capital Appreciation Portfolio, $201,306; International Stock Portfolio, $154,775; Small Company Portfolio, $85,238; and Value Stock Portfolio, $136,701. One hundred percent of the brokerage commissions paid by the Portfolios during 1997, 1996 and 1995 was paid to brokers to whom such transactions were directed in exchange for research services.

     Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

     The Fund will not execute portfolio transactions through any affiliate, except as described below. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for three insurance companies, namely Minnesota Mutual and its subsidiary life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund's participation in such transactions on balance will produce better net results for the Fund.


     The Fund's acquisition during the fiscal year ended December 31, 1997, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:


                                             Value of Securities Owned
                                               in the Portfolios at
          Name of Issuer                        End of Fiscal Year
          --------------                     -------------------------

SUB-ADVISERS

     Except as indicated below, each of the advisory firms having a sub-advisory relationship with Advantus Capital, in managing the affected Portfolios, intends to follow the same brokerage practices as those described above for Advantus Capital. Templeton Counsel, in managing the International Stock Portfolio, follows the same basic brokerage practices as those described above for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Stock Portfolio. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios, only to Minnesota Mutual and its separate accounts. The Fund sells its shares to that company without the use of any underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

     Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                         FUND SHARES AND VOTING RIGHTS

     The authorized capital of the Fund consists of one trillion shares of capital stock (increased from ten billion shares on April 24, 1997) with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

     All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

     Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and in net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

     The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. The Fund will assist shareholders seeking to call such a meeting in communicating with other shareholders, provided they are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.

                                NET ASSET VALUE

     The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no such Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and
(iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily.

     Securities held by the Fund are valued at their market value. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, with calculations made by persons acting pursuant to the direction of the Board. However, debt securities of the International Stock Portfolio with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, and all securities in the Money Market Portfolio, are valued at amortized cost.

     All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the Portfolio's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The Portfolio will, in further compliance with Rule 2a-7, maintain a dollar-weighted average Portfolio maturity not exceeding 90 days and will limit its Portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Portfolio will limit its investments in the securities of any one issuer to no more than 5% of Portfolio assets and it will limit investment in securities of less than the highest rated categories to 5% of Portfolio assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Portfolio assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Portfolio in the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                                PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO


     Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period.
The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis. Purchasers of variable contracts issued by Minnesota Mutual should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio's yield for the same period since charges assessed against such assets are not reflected in the Portfolio's yield. The yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 1997 were ____% and ____%, respectively.


CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS


     Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio's net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the 30-day period ended December 31, 1997, the yields of the Growth Portfolio, Bond Portfolio, Asset Allocation Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, Capital Appreciation Portfolio, Small Company Portfolio, the 1998, 2002, 2006 and 2010 Maturing Government Bond Portfolios and Value
Stock Portfolio were     %,     %,     %,     %,     %,     %,     %,     %,
    %,     %,     % and    %, respectively. For the four Maturing Government
Bond Portfolios, such figures reflect the voluntary absorption of certain Fund expenses by Minnesota Mutual described under "Investment Adviser" in the Prospectus. In the absence of such absorption of expenses, the yield figures for such Portfolios would have been ____%, ____%, ____% and ____%, respectively.


TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

     Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund's registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.

     The cumulative total return figures published by the Fund will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses (described under "Investment Adviser" in the Prospectus). The cumulative total returns for the Portfolios for the specified periods ended December 31, 1997 are shown in the table below. The figures in parentheses show what the cumulative total returns would have been had Minnesota Mutual not absorbed Fund expenses as described above.


                                              From Inception           Date of
                                                to 12/31/97           Inception
                                                -----------           ---------
Growth Portfolio                                                        12/3/85

Bond Portfolio                                                          12/3/85

Money Market Portfolio                                                  12/3/85

Asset Allocation Portfolio                                              12/3/85

Mortgage Securities Portfolio                                            5/1/87

Index 500 Portfolio                                                      5/1/87

Capital Appreciation Portfolio                                           5/1/87

International Stock Portfolio                                            5/1/92

Small Company Portfolio                                                  5/3/93

Maturing Government Bond -


                                     -24-

  1998 Portfolio                                                         5/2/94

  2002 Portfolio                                                         5/2/94

  2006 Portfolio                                                         5/2/94

  2010 Portfolio                                                         5/2/94

Value Stock Portfolio                                                    5/2/94

Small Company Value Portfolio                                           10/1/97

International Bond Portfolio                                            10/1/97
       (now Global Bond Portfolio)

Index 400 Mid-Cap Portfolio                                             10/1/97

Macro-Cap Value Portfolio                                               10/1/97

Micro-Cap Growth Portfolio                                              10/1/97




Yield quotations for Portfolios other than the Money Market Portfolio and all quotations of cumulative total return figures will be accompanied by average annual total return figures for a one-year period and for the period since shares of the Portfolio became available pursuant to the Fund's registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period. The average annual total return figures published by the Fund will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses. Prior to January 1, 1986, the Fund incurred no expenses. During 1986 and from January 1 to March 6, 1987 Minnesota Mutual voluntarily absorbed all fees and expenses of any portfolio that exceeded .75% of the average daily net assets of such portfolio. For the period subsequent to March 6, 1987, Minnesota Mutual voluntarily absorbed the fees and expenses that exceeded .65% of the average daily net assets of the Growth, Bond, Money Market, Asset Allocation and Mortgage Securities Portfolios, .55% of the average daily net assets of the Index 500 Portfolio, .90% of the average daily net assets of the Capital Appreciation, Small Company and Value Stock Portfolios and expenses that exceed 1.00% of the average daily net assets of the International Stock Portfolio exclusive of the advisory fee. In addition, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .40% of average daily net assets for each of the four Maturing Government Bond Portfolios; however, for the Portfolios which mature in 1998 and 2002, Minnesota Mutual has voluntarily agreed to absorb such fees and expenses which exceed .20% of average daily net assets from the Portfolio's inception to April 30, 1998 and which exceed .40% of average daily net assets thereafter.


    The average annual rates of return for the Portfolios for the specified periods ended December 31, 1997 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Mutual not absorbed Fund expenses as described above.



                                     Year Ended      Five Years         Ten Years    From Inception   Date of
                                      12/31/97     Ended 12/31/97    Ended 12/31/97    to 12/31/97   Inception
                                      --------     --------------    --------------    -----------   ---------
Growth Portfolio                                                                                       12/3/85

Bond Portfolio                                                                                         12/3/85

Money Market Portfolio                                                                                 12/3/85

Asset Allocation Portfolio                                                                             12/3/85

Mortgage Securities Portfolio                                                                           5/1/87

Index 500 Portfolio                                                                                     5/1/87

Capital Appreciation Portfolio                                                                          5/1/87


                                     -25-


International Stock Portfolio                            N/A               N/A                          5/1/92

Small Company Portfolio                                  N/A               N/A                          5/3/93

Maturing Government Bond-
 1998 Portfolio                                          N/A               N/A                          5/2/94

 2002 Portfolio                                          N/A               N/A                          5/2/94

 2006 Portfolio                                          N/A               N/A                          5/2/94

 2010 Portfolio                                          N/A               N/A                          5/2/94

Value Stock Portfolio                                    N/A               N/A                          5/2/94

Small Company Value Portfolio                                                                          10/1/97

International Bond Portfolio                                                                           10/1/97
       (now Global Bond Portfolio)

Index 400 Mid-Cap Portfolio                                                                            10/1/97

Macro-Cap Value Portfolio                                                                              10/1/97

Micro-Cap Growth Portfolio                                                                             10/1/97


Purchasers of variable contracts issued by Minnesota Mutual should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed against such assets are not reflected in the Portfolios' quotations.

PREDICTABILITY OF RETURN

ANTICIPATED VALUE AT MATURITY. The maturity values of zero-coupon bonds are specified at the time the bonds are issued, and this feature, combined with the ability to calculate yield to maturity, has made these instruments popular investment vehicles for investors seeking reliable investments to meet long-term financial goals.

Each Maturing Government Bond Portfolio consists primarily of zero-coupon bonds but is actively managed to accommodate contract owner activity and to take advantage of perceived market opportunities. Because of this active management approach, each Maturing Government Bond Portfolio does not guarantee that a certain price per share will be attained by the time a Portfolio is liquidated. Instead, the Fund attempts to track the price behavior of a directly held zero-coupon bond by:

      (1) Maintaining a weighted average maturity within each Maturing Government Bond Portfolio's target maturity year;

      (2) Investing at least 90% of assets in securities that mature within one year of that Portfolio's target maturity year [for example, a] Portfolio with a maturity of ten years will be 90% composed of securities having remaining maturities of nine, ten or eleven years (rather than having half its securities with five-year maturities and half with fifteen-year maturities];

      (3) Investing a substantial portion of assets in Treasury STRIPS (the most liquid Treasury zero);

      (4)   Under normal conditions, maintaining a nominal cash balance;

      (5) Executing portfolio transactions necessary to accommodate net contract owner purchases or redemptions on a daily basis; and

      (6) Whenever feasible, contacting several U.S. government securities dealers for each intended transaction in an effort to obtain the best price on each transaction.

These measures enable the adviser to calculate an anticipated value at maturity
(AVM) for each share of a Maturing Government Bond Portfolio, calculated as of the date of purchase of such share, that approximates the price per share that such share will achieve by the weighted average maturity date of its Portfolio. The AVM calculation for each Maturing Government Bond Portfolio is as follows:

                                                 2T
                               AVM = P(1 + AGR/2)

where P = the Portfolio's current price per share; T = the Portfolio's weighted average term to maturity in years; and AGR = the anticipated growth rate.

This calculation assumes that the share owner will reinvest all dividend and capital gain distributions. It also assumes an expense ratio and a portfolio composition that remain constant for the life of the Maturing Government Bond Portfolio. Because expenses and composition do not remain constant, however, the Fund may calculate an AVM for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. Such an AVM is applicable only to shares purchased on that date.

In addition to the measures described above, which the adviser believes are adequate to assure close correspondence between the price behavior of each Portfolio and the price behavior of directly held zero-coupon bonds with comparable maturities, the Fund expects that each Portfolio will invest at least 90% of its net assets in zero-coupon bonds until it is within four years of its target maturity year and at least 80% of its net assets in zero-coupon securities within two to four years of its target maturity year. This expectation may be altered if the market supply of zero-coupon securities diminishes unexpectedly.

ANTICIPATED GROWTH RATE.  The Fund may also calculate an anticipated growth rate
(AGR) for each Maturing Government Bond Portfolio on any day on which the Fund values its securities. AGR is a calculation of the anticipated annualized rate of growth for a Portfolio share, calculated from the date of purchase of such share to the Portfolio's target maturity date. As is the case with calculations of AVM, the AGR calculation assumes that the investor will reinvest all dividends and capital gain distributions and that each Maturing Government Bond Portfolio expense ratio and portfolio composition will remain constant. Each Maturing Government Bond Portfolio AGR changes from day to day (i.e., a particular AGR calculation is applicable only to shares purchased on that date), due primarily to changes in interest rates and, to a lesser extent, to changes in portfolio composition and other factors that affect the value of the Portfolio's investments.

The Fund expects that a share owner who holds specific shares until a Portfolio's weighted average maturity date, and who reinvests all dividends and capital gain distributions, will realize an investment return and maturity value on those shares that do not differ substantially from the AGR and AVM calculated on the day such shares were purchased. The AGR and AVM calculated with respect to shares purchased on any other date, however, may be materially different.

                                     TAXES


    The Fund and each Portfolio qualified for the year ended December 31, 1997, and intends to continue to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a result of changes included in the Tax Reform Act of 1986, each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a "regulated investment company" and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.


    To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities and derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months.

    Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio's initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the Contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the International Stock and Small Company Portfolios are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

    The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

    As the sole shareholder of the Fund will be Minnesota Mutual and the separate accounts of Minnesota Mutual, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.

                           REPORTS TO SHAREHOLDERS

    Annual and semi-annual reports containing financial statements of the Fund will be sent to shareholders.

                             INDEPENDENT AUDITORS


    The financial statements, as of and for the year ended December 31, 1997, of the Fund are incorporated by reference in this Statement of Additional Information from the Fund's Annual Report to Shareholders for the year ended December 31, 1997. The financial statements of December 31, 1997, and the Financial Highlights included in the Prospectus have been audited by KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, independent auditors, as indicated in their report with respect thereto and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX I

Rating of Bonds and Commercial Paper

    The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities law purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

Rating of Bonds

Moody's

    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

    Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

    Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    The Standard & Poor's Corporation applies indicators "+," no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

Rating of Commercial Paper

    Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top grades of Moody's and Standard & Poor's rating services.

Moody's

"P-1"

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

    1. Evaluation of the management of the issuer;

    2. Economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

    3. Evaluation of the issuer's products in relation to competition and customer acceptance;

    4. Liquidity;

    5. Amount and quality of long-term debt;

    6. Trend of earnings over a period of ten years;

    7. Financial strength of a parent company and the relationships which exist with the issuer; and

    8. Recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


Standard & Poor's

    A    Commercial paper issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C.  OTHER INFORMATION
         -----------------

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


      (a) Financial statements: The Registrant's financial statements for the year ended December 31, 1997, including the financial highlights for each of the respective periods presented, appearing in the Registrant's Annual Report, and the report thereon of the Registrant's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in the Statement of Additional Information included in Part B of this Registration Statement. The following financial statements are included in such Annual Report:


            (1)   Independent Auditors' Report - Advantus Series Fund, Inc.


            (2) Investments in Securities - Advantus Series Fund, Inc.; Growth Portfolio


            (3) Investments in Securities - Advantus Series Fund, Inc.; Bond Portfolio


            (4) Investments in Securities - Advantus Series Fund, Inc.; Money Market Portfolio


            (5) Investments in Securities - Advantus Series Fund, Inc.; Asset Allocation Portfolio


            (6) Investments in Securities - Advantus Series Fund, Inc.; Mortgage Securities Portfolio


            (7) Investments in Securities - Advantus Series Fund, Inc.; Index 500 Portfolio


            (8) Investments in Securities - Advantus Series Fund, Inc.; Capital Appreciation Portfolio


            (9) Investments in Securities - Advantus Series Fund, Inc.; International Stock Portfolio


            (10) Investments in Securities - Advantus Series Fund, Inc.; Small Company Portfolio


            (11) Investments in Securities - Advantus Series Fund, Inc.; Maturing Government Bond 1998 Portfolio


            (12) Investments in Securities - Advantus Series Fund, Inc.; Maturing Government Bond 2002 Portfolio


            (13) Investments in Securities - Advantus Series Fund, Inc.; Maturing Government Bond 2006 Portfolio


            (14) Investments in Securities - Advantus Series Fund, Inc.; Maturing Government Bond 2010 Portfolio


            (15) Investments in Securities - Advantus Series Fund, Inc.; Value Stock Portfolio


            (16)  Statements of Assets and Liabilities - Advantus Series Fund,
                  Inc.


            (17)  Statements of Operations - Advantus Series Fund, Inc.


            (18)  Statements of Changes in Net Assets - Advantus Series Fund,
                  Inc.


            (19)  Notes to Financial Statements - Advantus Series Fund, Inc.


     (b)  Exhibits:


            (1) Articles of Incorporation - as amended May 1, 1997 - Previously filed as Exhibit 24(b)(1) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 16, is hereby incorporated by reference.

            (2)(i)  Bylaws.

            (2)(ii) Amendment to the Bylaws.

            (5)(A) Investment Advisory Agreement between the Registrant and Advantus Capital Management, Inc. - Previously filed as
                    Exhibit 24(b)(5)(K) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.

              (B) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Winslow Capital Management, Inc.

              (C) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc.

              (D) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and J.P. Morgan Investment Management Inc.
                    - Previously filed as Exhibit 24(b)(5)(L) to Registrant's Form N-1A, File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.

              (E) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Wall Street Associates - Previously filed as Exhibit 24(b)(5)(N), File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.

              (F) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Julius Baer Investment Management Inc.
                    - Previously filed as Exhibit 24(b)(5)(O), File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.

               (8)  (A)  (i)  Form of Custodian Agreement between the
                              Registrant and First Trust National Association.


                    (A) (ii) Amendment to Custodian Agreement between the Registrant and First Trust National
                              Association - Previously filed as
                              Exhibit 24(b)(8)(A)(ii) to Registrant's N-1A, File Number 2-96990, Post-Effective
                              Amendment Number 14, is hereby incorporated by reference.

                    (A)(iii) Amendment Number Two to Custodian Agreement between the Registrant and First Trust National Association. - Previously filed as Exhibit 24(b)(8)(A)(iii) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment
                              Number 16, is hereby incorporated by reference.


                    (B)   (i) Form of Custodian Agreement between the
                              Registrant and Norwest Bank Minnesota, N.A.


                    (B)  (ii) Amendment to the Custodian Agreement between
                              the Registrant and Norwest Bank Minnesota, N.A.


                    (B) (iii) Second Amendment to the Custodian Agreement
                              between the Registrant and Norwest Bank
                              Minnesota, N.A.


                    (C)  (i)  Form of Custodian Agreement between the
                              Registrant and Bankers Trust Company.


                    (C)  (ii) Amendment to the Custodian Agreement between
                              the Registrant and Bankers Trust Company

                    (D) Form of Custodian Agreement between the Registrant and Bankers Trust Company - Previously Filed as Exhibit 24(b)(8)(D) to Registrant's N-1A, File Number 2-96990, Post-Effective Amendment Number 15, is hereby incorporated by reference.

               (9) Form of Service Agreement between MIMLIC Asset Management Company and Wilshire Associates.

               (10) Opinion and Consent of Donald F. Gruber, Esq.


               (11) Consent of KPMG Peat Marwick LLP to be filed with
                    subsequent amendment.

               (13) Form of Letter of Investment Intent.

               (16) Schedules for Computation of Performance Quotation


                    (A) Growth Portfolio (formerly the "Stock" Portfolio) Performance Calculations.


                    (B)       Bond Portfolio Performance Calculations.


                    (C)       Money Market Portfolio Performance
                              Calculations.


                    (D) Asset Allocation Portfolio (formerly the "Managed" Portfolio) Performance Calculations.


                    (E)       Mortgage Securities Portfolio Performance
                              Calculations.


                    (F) Index 500 Portfolio (formerly the "Index" Portfolio) Performance Calculations.


                    (G) Capital Appreciation Portfolio (formerly the "Aggressive Growth" Portfolio) Performance Calculations.


                    (H)       International Stock Portfolio Performance
                              Calculations.

                    (I)       Small Company Portfolio Performance
                              Calculations.


                    (J)       Value Stock Portfolio Performance Calculations.


                    (K) Maturing Government Bond - 1998 Portfolio Performance Calculations.


                    (L) Maturing Government Bond - 2002 Portfolio Performance Calculations.


                    (M) Maturing Government Bond - 2006 Portfolio Performance Calculations.


                    (N) Maturing Government Bond - 2010 Portfolio Performance Calculations.


               (17)(A) Financial Data Schedule - Growth Portfolio, to be filed with subsequent amendment.


               (17)(B) Financial Data Schedule - Bond Portfolio, to be filed with subsequent amendment.


               (17)(C) Financial Data Schedule - Money Market Portfolio, to be
                       filed with subsequent amendment.


               (17)(D) Financial Data Schedule - Asset Allocation Portfolio, to
                       be filed with subsequent amendment.


               (17)(E) Financial Data Schedule - Mortgage Securities Portfolio,
                       to be filed with subsequent amendment.


               (17)(F) Financial Data Schedule - Index 500 Portfolio, to be
                       filed with subsequent amendment.


               (17)(G) Financial Data Schedule - Capital Appreciation Portfolio,
                       to be filed with subsequent amendment.


               (17)(H) Financial Data Schedule - International Stock Portfolio,
                       to be filed with subsequent amendment.


               (17)(I) Financial Data Schedule - Small Company Portfolio, to be
                       filed with subsequent amendment.


               (17)(J) Financial Data Schedule - Maturing Government Bond - 1998
                       Portfolio, to be filed with subsequent amendment.


               (17)(K) Financial Data Schedule - Maturing Government Bond - 2002
                       Portfolio, to be filed with subsequent amendment.


               (17)(L) Financial Data Schedule - Maturing Government Bond - 2006
                       Portfolio, to be filed with subsequent amendment.


               (17)(M) Financial Data Schedule - Maturing Government Bond - 2010
                       Portfolio, to be filed with subsequent amendment.


               (17)(N) Financial Data Schedule - Value Stock Portfolio, to be
                       filed with subsequent amendment.


               (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Wholly-owned subsidiaries of The Minnesota Mutual Life Insurance Company:


          MIMLIC Asset Management Company
          The Ministers Life Insurance Company
          MIMLIC Corporation
          Northstar Life Insurance Company (New York)
          Robert Street Energy, Inc.
          HomePlus Insurance Company


Open-end registered investment company offering shares solely to separate accounts of The Minnesota Mutual Life Insurance Company and Northstar Life Insurance Company:

          Advantus Series Fund, Inc.


Wholly-owned subsidiaries of MIMLIC Asset Management Company:


          Ascend Financial Services, Inc.
          Advantus Capital Management, Inc.



Wholly-owned subsidiaries of MIMLIC Corporation:

          DataPlan Securities, Inc. (Ohio)
          MIMLIC Imperial Corporation
          MIMLIC Funding, Inc.
          MIMLIC Venture Corporation
          Personal Finance Company (Delaware)
          Wedgewood Valley Golf, Inc.
          Ministers Life Resources, Inc.
          Enterprise Holding Corporation
          HomePlus Insurance Agency, Inc.
          MCM Funding 1997-1, Inc.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

          Oakleaf Service Corporation
          Lafayette Litho, Inc.
          Financial Ink Corporation
          Concepts in Marketing Research Corporation
          Concepts in Marketing Services Corporation


Wholly-owned subsidiary of Ascend Financial Services, Inc.:


          MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts)

Majority-owned subsidiaries of MIMLIC Imperial Corporation:

          J. H. Shoemaker Advisory Corporation (Tennessee)
          Consolidated Capital Advisors, Inc. (Tennessee)


Majority-owned subsidiary of Ascend Financial Services, Inc.:

          MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

          C.R.I. Securities, Inc.

Majority-owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          MIMLIC Life Insurance Company (Arizona)
          MIMLIC Cash Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.

Less than majority owned, but greater than 25% owned, subsidiaries of The Minnesota Mutual Life Insurance Company:

          Advantus Money Market Fund, Inc.

Less than 25% owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Bond Fund, Inc.

          Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of the date of filing of this amendment to the Registration
Statement:

                                                        Number of
          Title of Class                              Record Holders
          --------------                              --------------
          Growth Portfolio                                  7
          Bond Portfolio                                    7
          Money Market Portfolio                            7
          Asset Allocation Portfolio                        7
          Mortgage Securities Portfolio                     7
          Index 500 Portfolio                               7
          Capital Appreciation Portfolio                    5
          International Stock Portfolio                     6
          Small Company Portfolio                           7
          Value Stock Portfolio                             6
          Maturing Government Bond - 1998 Portfolio         5
          Maturing Government Bond - 2002 Portfolio         5

          Maturing Government Bond - 2006 Portfolio         5
          Maturing Government Bond - 2010 Portfolio         5

ITEM 27.  INDEMNIFICATION

          The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted, or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and the Registrant will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a)    Advantus Capital Management, Inc.

Directors and Officers       Office with
of Investment Adviser     Investment Adviser      Other Business Connections
----------------------    ------------------      --------------------------

James P. Tatera           Senior Vice President,  Vice President, MIMLIC
                          Treasurer and Director  Funding, Inc.; Second Vice
                                                  President, The Minnesota
                                                  Mutual Life Insurance
                                                  Company; Vice President
                                                  and Equity Portfolio
                                                  Manager, MIMLIC Asset
                                                  Management Company; Vice
                                                  President and Assistant
                                                  Secretary, MCM Funding
                                                  1997-1, Inc.


Jeffrey R. Erickson       Vice President          Investment Officer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company;
                                                  Investment Officer, MIMLIC
                                                  Asset Management Company

Matthew D. Finn           Vice President          Investment Officer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company;
                                                  Investment Officer, MIMLIC
                                                  Asset Management Company

Thomas A. Gunderson       Vice President          Investment Officer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company;
                                                  Investment Officer, MIMLIC
                                                  Asset Management Company


Wayne Schmidt             Vice President          Investment Officer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company;
                                                  Investment Officer, MIMLIC
                                                  Asset Management Company;
                                                  Treasurer and Assistant
                                                  Secretary, Robert Street
                                                  Energy, Inc.;
                                                  Secretary/Treasurer,
                                                  MIMLIC Funding, Inc.;
                                                  Vice President and
                                                  Secretary, MIMLIC Imperial
                                                  Corporation; Assistant
                                                  Secretary, MCM Funding
                                                  1997-1, Inc.


Kent R. Weber             Vice President          Investment Officer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company;
                                                  Investment Officer, MIMLIC
                                                  Asset Management Company


Richard W. Worthing       Vice President          Vice President and Head of
                                                  Equities, MIMLIC Asset
                                                  Management Company; Vice
                                                  President, MCM Funding
                                                  1997-1, Inc.


Kevin J. Hiniker          Secretary               Investment Officer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company;
                                                  Associate General Counsel,
                                                  MIMLIC Asset Management
                                                  Company; Assistant
                                                  Secretary, Robert Street
                                                  Energy, Inc.

     The Fund's investment adviser is Advantus Capital. In addition to the Fund, it manages investment advisory accounts for a number of insurance companies, namely Minnesota Mutual and its subsidiary life insurance companies with respect to its equity securities, and certain associated separate accounts. It also provides investment advisory services to the Advantus Family of Mutual Funds, eleven registered investment companies, and various private accounts.

    (b)   Winslow Capital Management, Inc.

    Winslow Capital Management, Inc. acts as investment sub-adviser to the Capital Appreciation Portfolio of the Registrant. The following are Directors and officers of Winslow Capital Management, Inc., including their other business connections which are of a substantial nature:

                             Position
                         Winslow Capital          Other Business Connections
Name                     Management, Inc.            During Last Two Years
----                     ----------------         --------------------------

Clark J. Winslow         President and            President, Portfolio Manager
                         Director                 and Director, Winslow
                                                  Capital Management, Inc.

Gail M. Knappenberger    Executive Vice           Executive Vice President,
                         President                Portfolio Manager and
                                                  Director, Winslow Capital
                                                  Management, Inc.


Richard E. Pyle          Executive Vice           Executive Vice President,
                         President and            Portfolio Manager and
                         Director                 Director, Winslow Capital
                                                  Management, Inc.

Joseph J. Docter         Senior Vice President    Senior Vice President and
                                                  Portfolio Manager, Winslow
                                                  Capital Management, Inc.;
                                                  Partner and Equity
                                                  Portfolio Manager/Analyst,
                                                  Baird Capital Management;
                                                  Senior Vice President and
                                                  Senior Portfolio
                                                  Manager/Analyst, Firstar
                                                  Investment Research &
                                                  Management Co.

R. Bart Wear             Senior Vice President    Senior Vice President and
                                                  Portfolio Manager, Winslow
                                                  Capital Management, Inc.;
                                                  Partner and Equity
                                                  Portfolio Manager/Analyst,
                                                  Baird Capital Management;
                                                  Senior Vice President and
                                                  Senior Portfolio
                                                  Manager/Analyst, Firstar
                                                  Investment Research &
                                                  Management Co.

Jon R. Foust             Managing Director        Managing Director, Winslow
                                                  Capital Management, Inc.

Lynne P. Pelos           Vice President           Vice President and Chief
                                                  Administrative Officer,
                                                  Winslow Capital Management,
                                                  Inc.

Gail L. Kummer           Vice President           Vice President and Trader,
                                                  Winslow Capital Management,
                                                  Inc.


    Winslow Capital Management, Inc. has one other investment company client for which it acts as the investment adviser. Assets currently under management are also managed for corporate, foundation, endowment, retirement system and individual clients.


    (c)   Templeton Investment Counsel, Inc.

    Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, is an indirect, wholly-owned subsidiary of Franklin Resources, Inc.

          The following are Directors of TICI, located at the above-referenced address unless otherwise indicated, and their principal occupations or other business connections which are of a substantial nature:

    Name, Address and
    Position with TICI                     Principal Occupation
    ------------------                     --------------------


    Charles E. Johnson                     Senior Vice President and
    Chairman                               Director of Franklin
                                           Resources, Inc.; President and
                                           Director of Templeton Worldwide, Inc.

    Donald F. Reed                         President, CEO and Director of
    Director and President                 Templeton Management Limited


    Martin L. Flanagan                     Senior Vice President, Chief
    Director, Executive                    Financial Officer and
    Vice President and Chief               Treasurer of Franklin
    Operating Officer                      Resources, Inc.
    777 Mariners Island Blvd.
    San Mateo, California


    Gregory E. McGowan                     Attorney - International
    Director and Executive                 Marketing
    Vice President

    Gary P. Motyl                          Equity Research and Portfolio
    Director and Executive                 Management
    Vice President

    Elizabeth M. Knoblock                  Attorney
    Senior Vice President,
    Secretary and General Counsel



    (d) J.P. Morgan Investment Management Inc. ("Morgan Investment"), with principal offices at 522 Fifth Avenue, New York, New York 10036, has been retained under an investment sub-advisory agreement to provide investment advice for the Macro-Cap Value Portfolio of the Fund.

Directors and Officers      Office with             Other Business
of Investment Adviser       Investment Adviser      Connections
---------------------       ------------------      -----------

Cary Nicholas Potter        Chairman & Director     Morgan Guaranty Trust
                                                    Company, Managing Director

Keith Morgan Schappert      President, Director &   Morgan Guaranty Trust
                            Managing Director       Company, Managing Director


William Lyman Cobb, Jr.     Director, Managing      Morgan Guaranty Trust
                            Director and Vice       Company; Managing Director
                            Chairman

Thomas Michael Luddy        Director &              Morgan Guaranty Trust
                            Managing Director       Company, Managing Director


Jean Louis Pierre           Director &              Morgan Guaranty Trust
Brunel                      Managing Director       Company; Managing Director




Robert Anthony Anselmi      Director/ Managing      Morgan Guaranty Trust
                            Director & Secretary    Company; Managing Director
                                                    and Assistant Secretary


John Robert Thomas          Director & Managing     Morgan Guaranty Trust
                            Director                Company; Managing Director


Kenneth Warren Anderson     Director/Managing       Morgan Guaranty Trust
                            Director                Company; Managing Director

Michael Romano Granito      Director/Managing       Morgan Guaranty Trust
                            Director                Company, Managing Director

Michael Ellmore Patterson   Director                J.P. Morgan & Co., Inc.
                                                    Vice Chairman and Director;
                                                    Morgan Guaranty Trust, Vice
                                                    Chairman and Director




    (e) The Registrant does not currently have an investment sub-advisory agreement in place to provide investment advice for the Micro-Cap Value Portfolio of the Fund.





    (f) Wall Street Associates ("WSA"), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment sub-advisory agreement to provide investment advice for the Micro-Cap Growth Portfolio of the Fund.

Directors and Officers          Office with               Other Business
of Investment Adviser           Investment Adviser        Connections
---------------------           ------------------        -----------
William Jeffery, II             Portfolio Manager
Chairman of Board
   of Directors

Kenneth F. McCain               Portfolio Manager
Director

Richard S. Coons                Portfolio Manager
Director

     (g) Julius Baer Investment Management, Inc. ("JBIM"), with principal offices at 330 Madison Avenue, New York, New York 10017, has been retained under an investment sub-advisory agreement to provide investment advice for the International Bond Portfolio of the Fund.

Directors and Officers      Office with                  Other Business
of Investment Adviser       Investment Adviser           Connections
---------------------       ------------------           -----------


Peter J. Widmer             Chairman                     Baer Holding, Ltd.;
                                                         Management
                                                         Committee Member
                                                         Bahnhofstrasse 36
                                                         Zurich, Switzerland
                                                         CH8010


Jay A. Dirnberger           Managing Director            Julius Baer Securities,
                            and Vice Chairman            Inc.; Vice President
                                                         330 Madison Avenue
                                                         New York, NY 10017


Hans C. Mautner             Director                     Corporate Property
                                                         Investors, President
                                                         and Trustee
                                                         305 E. 47th Street
                                                         New York, NY 10017


Jonathan C. Minter          Managing Director &
JBIM, London Office         Vice Chairman


Alessandro E. Fusina        Director                     Ilander, Ltd.
                                                         President
                                                         330 Madison Avenue
                                                         New York, NY 10017


Cynthia Young-Jones         Corporate Secretary



ITEM 29.  PRINCIPAL UNDERWRITERS

          Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


          The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Mutual, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by: (a) First Trust National Association, First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101, as to the Growth, Asset Allocation, Index 500, Capital Appreciation, Small Company, Value Stock, Macro-Cap Value, Index 400 Mid-Cap, Small Company Value, Micro-Cap Value and Micro-Cap Growth Portfolios; (b) Norwest Bank Minnesota, N.A., 733 Marquette Avenue,
Minneapolis, Minnesota 55479, as to the Money Market and International Stock Portfolios; and (c) Bankers Trust Company, 280 Park Avenue, New York, New
York 10017, as to the Bond, Mortgage Securities, the four Maturing Government Bond Portfolios and the Global Bond Portfolios.


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

     (a)  Not applicable.


     (b) The Registrant hereby undertakes to file, using financial statements which need not be certified, a Post-Effective Amendment within four to six months from the effective date of the Registration Statement for its Real Estate Securities Portfolio.


     (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and the State of Minnesota, on the 13th day of February, 1998.



     ADVANTUS SERIES FUND, INC.


     By /s/ Robert E. Hunstad
        --------------------------
        Robert E. Hunstad, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signature                          Title                 Date
     ---------                          -----                 ----



*                                       Director
--------------------------------
Robert E. Hunstad


*                                       Director
--------------------------------
Frederick P. Feuerherm

*                                       Director
--------------------------------
Charles E. Arner

*                                       Director
--------------------------------
Ellen S. Berscheid

*                                       Director
--------------------------------
Ralph D. Ebbott


/s/Frederick P. Feuerherm               Treasurer             February 13, 1998
--------------------------------        (chief financial
Frederick P. Feuerherm                  officer)


/s/Robert E. Hunstad                    President             February 13, 1998
--------------------------------        (chief accounting
Robert E. Hunstad                       officer)


/s/Robert E. Hunstad                    Attorney-in-Fact      February 13, 1998
--------------------------------
*By Robert E. Hunstad



* Pursuant to power of attorney dated January 14, 1998, filed as an exhibit (see Item 24(b)(19)), to this Registration Statement.

                                    EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

   (2)(i)           Bylaws.

   (2)(ii)          Amendment to the Bylaws.

   (5)(B) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Winslow Capital Management, Inc.

   (5)(C) Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc.

   (8)(A)(i) Form of Custodian Agreement between the Registrant and First Trust National Association.

   (8)(B)(i) Form of Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A.

   (8)(B)(ii) Amendment to the Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A.

   (8)(B)(iii) Second Amendment to the Custodian Agreement between the Registrant and Norwest Bank Minnesota, N.A.

   (8)(C)(i) Form of Custodian Agreement between the Registrant and Bankers Trust Company.

   (8)(C)(ii) Amendment to the Custodian Agreement between the Registrant and Bankers Trust Company.

   (9) Form of Service Agreement between MIMLIC Asset Management Company and Wilshire Associates.

   (10)             Opinion and Consent of Donald F. Gruber, Esq.




   (13)             Form of Letter of Investment Intent.

   (16)(A) Growth Portfolio (formerly the "Stock" Portfolio) Performance Calculations.

   (16)(B)          Bond Portfolio Performance Calculations.

   (16)(C)          Money Market Portfolio Performance Calculations.

   (16)(D) Asset Allocation Portfolio (formerly the "Managed" Portfolio) Performance Calculations.

   (16)(E)          Mortgage Securities Portfolio Performance Calculations.

   (16)(F) Index 500 Portfolio (formerly the "Index" Portfolio) Performance Calculations.

   (16)(G) Capital Appreciation Portfolio (formerly the "Aggressive Growth" Portfolio) Performance Calculations.

   (16)(H)          International Stock Portfolio Performance Calculations.

   (16)(I)          Small Company Portfolio Performance Calculations.

   (16)(J)          Value Stock Portfolio Performance Calculations.

   (16)(K)          Maturing Government Bond - 1998 Portfolio Performance
                    Calculations.

   (16)(L)          Maturing Government Bond - 2002 Portfolio Performance
                    Calculations.

   (16)(M)          Maturing Government Bond - 2006 Portfolio Performance
                    Calculations.

   (16)(N)          Maturing Government Bond - 2010 Portfolio Performance
                    Calculations.

   (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant.